                    VALLEY FORGE LIFE INSURANCE COMPANY AND
               VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE LIFE
                                SEPARATE ACCOUNT
                            ------------------------

     This prospectus describes an individual flexible premium variable and fixed life insurance policy offered by Valley Forge Life Insurance Company to you, the Owner. The policy is designed to provide insurance protection on the life of the insured named in the policy, and at the same time provide you with the flexibility to vary the amount and timing of premium payments and, within certain limits, to change the amount of death benefits payable under the Policy. This flexibility permits you to provide for changing insurance needs with a single insurance policy.

     You may, within limits, allocate net premium payments and policy value to one or more subaccounts of the Valley Forge Life Insurance Company Variable Life Separate Account, which is a variable account, or to our VFL general account, which is a fixed account. When we discuss policy values in this prospectus, we are generally referring only to the values allocated to the variable account. The assets of each subaccount of the variable account are invested in a corresponding investment fund.

     The prospectuses for the funds describe the investment objectives and risks of investing in the subaccount corresponding to each investment fund. You bear the entire investment risk for the value of your policy allocated to a subaccount. Consequently, except as to policy value allocated to the fixed account, the policy has no guaranteed minimum policy value.

     It may not be advantageous to replace existing insurance with this policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not vary with the investment results of the variable account by exercising a special transfer right.

     THIS PROSPECTUS CONTAINS INFORMATION YOU NEED BEFORE YOU PURCHASE A POLICY. IF YOU DECIDE TO BUY THIS POLICY, YOU SHOULD KEEP THIS PROSPECTUS FOR YOUR RECORDS. YOU SHOULD ALSO REVIEW THE PROSPECTUSES FOR EACH OF THE FUNDS, TO HELP YOU DECIDE IN WHICH MUTUAL FUNDS YOU WANT TO INVEST.

     You may also obtain this prospectus from the Securities and Exchange Commission's website (http://www.sec.gov).

     Please note, this policy is not:

     -  approved by any government organization;

     -  Federally insured; or

     -  a bank deposit or obligation.
May 1, 2000

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You may choose to invest in the following funds:

--  Federated High Income Bond Fund II

--  Federated Prime Money Fund II

--  Federated Utility Fund II

--  Fidelity VIP II Asset Manager Portfolio

--  Fidelity VIP II Contrafund(R) Portfolio

--  Fidelity VIP II Index 500 Portfolio

--  Fidelity VIP Equity-Income Portfolio

--  Alger American Growth Portfolio

--  Alger American Mid-Cap Growth Portfolio

--  Alger American Small Capitalization Portfolio

--  Alger American Leveraged AllCap Portfolio

--  MFS Emerging Growth Series

--  MFS Growth With Income Series

--  MFS Research Series

--  MFS Total Return Series

--  MFS Limited Maturity Series (shares are no longer available)

--  First Eagle SoGen Overseas Variable Fund (formerly, SoGen Overseas Variable
     Fund)

--  Van Eck Worldwide Emerging Markets Fund

--  Van Eck Worldwide Hard Assets Fund

--  Janus Aspen Series Capital Appreciation Portfolio

--  Janus Aspen Series Growth Portfolio

--  Janus Aspen Series Balanced Portfolio

--  Janus Aspen Series Flexible Income Portfolio

--  Janus Aspen Series International Growth Portfolio

--  Janus Aspen Series Worldwide Growth Portfolio

--  Alliance Premier Growth Portfolio

--  Alliance Growth and Income Portfolio

--  American Century VP Income & Growth Fund

--  American Century VP Value Fund

-- Templeton Developing Markets Securities Fund (formerly, Templeton Developing Markets Fund)

--  Templeton Asset Strategy Fund (formerly, Templeton Asset Allocation Fund)

--  Lazard Retirement Equity Portfolio

--  Lazard Retirement Small Cap Portfolio

--  Morgan Stanley International Magnum Portfolio

--  Morgan Stanley Emerging Markets Equity Portfolio

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF THE POLICY.......................................    2
FUND EXPENSES...............................................    5
  Fee Table Annual Fund Expenses............................    5
GENERAL INFORMATION ABOUT VFL, THE VARIABLE ACCOUNT AND THE
  FUNDS.....................................................    9
  VFL.......................................................    9
  The Variable Account......................................    9
  The Funds.................................................   10
THE POLICY..................................................   17
  Purchasing a Policy.......................................   17
  Cancellation Privilege....................................   17
  Premium Payments..........................................   18
  Net Premium Allocations...................................   18
  Policy Lapse and Reinstatement............................   19
  Variable Policy Value.....................................   20
  Fixed Policy Value........................................   21
  Transfers of Policy Values................................   22
  Surrender Privilege.......................................   24
  Withdrawal Privilege......................................   24
  Policy Loans..............................................   24
  Maturity Benefits.........................................   26
  Death Benefit Proceeds....................................   26
  Settlement Options........................................   29
  Telephone Transaction Privileges..........................   31
THE FIXED ACCOUNT...........................................   32
  The Fixed Account.........................................   32
  Interest Credited on Fixed Policy Value...................   32
CHARGES AND DEDUCTIONS......................................   33
  Sales Charges.............................................   33
  Premium Tax Charge........................................   33
  Federal Tax Charge........................................   33
  Surrender Charge..........................................   33
  Other Taxes...............................................   35
  Monthly Deduction.........................................   35
  Daily Mortality and Expense Risk Charge...................   37
  Transfer Processing Fee...................................   37
  Fund Expenses.............................................   38
OTHER POLICY BENEFITS AND PROVISIONS........................   39
  Ownership.................................................   39
  VFL's Right to Contest the Policy.........................   39
  Suicide Exclusion.........................................   40
  Misstatement of Age or Sex................................   40
  Modification of the Policy................................   40
  Suspension or Delay in Payments...........................   41
  Reports to Owners.........................................   41
  Supplemental Benefits and/or Riders.......................   42

                                                              PAGE
                                                              ----
FEDERAL INCOME TAX CONSIDERATIONS...........................   43
  Introduction..............................................   43
  Tax Status of the Policies................................   43
  Tax Treatment of Policy Benefits..........................   43
  Tax Treatment of Settlement Options.......................   45
  Special Rules for Pension and
     Profit-Sharing Plans...................................   45
  Business Uses of the Policy...............................   46
  Possible Tax Law Changes..................................   46
  VFL's Taxes...............................................   46
OTHER INFORMATION ABOUT THE POLICIES AND VFL................   47
  Sale of the Policies......................................   47
  Voting Privileges.........................................   47
  Directors and Executive Officers..........................   49
  Company Holidays..........................................   50
  State Regulation..........................................   50
  Additional Information....................................   50
  Experts...................................................   50
GLOSSARY....................................................   52
FINANCIAL STATEMENTS........................................   55
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH
  BENEFITS AND ACCUMULATED PREMIUM PAYMENTS.................   88
Appendix....................................................  A-1

                            ------------------------

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUNDS, OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS.

                             SUMMARY OF THE POLICY

     You should read the following summary of prospectus information together with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the policy in this prospectus assumes that the insured is alive, the policy is in force and there are no outstanding loans under the policy.

     OVERVIEW OF THE POLICY. The policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, you (the "Owner") make premium payments in return for insurance coverage on the person insured. Also, as in many fixed-benefit life insurance policies, this policy provides for (1) the accumulation of net premiums; and (2) a surrender value, which we pay to you if you surrender the policy during the insured's lifetime. Finally, as with many fixed-benefit life insurance policies, your surrender value during the early years of the policy is likely to be substantially lower than the total amount of premium payments you made.

     However, this policy differs from a fixed-benefit life insurance policy in several important respects. First, unlike a fixed-benefit life insurance policy, under this policy, we may increase or decrease the death benefit, and increase or decrease the policy value to reflect the investment performance of any subaccounts to which you allocate your policy value. Also, unless you allocate the entire policy value to the fixed account, we do not guarantee a minimum surrender value. If the policy value is insufficient to pay charges due, then, after a grace period, the policy will lapse without value. However, we guarantee that the policy will remain in force during the first five years as long as you meet certain requirements related to the minimum monthly premium payments. If your policy lapses while loans are outstanding, you may become subject to income tax and a 10% penalty tax.

     PURPOSE OF THE POLICY. We designed this policy to provide you with lifetime insurance benefits and long-term investment benefits. You should evaluate the policy in conjunction with other insurance coverage that you may have, as well as your need for insurance, and the policy's long-term investment potential. It may not be advantageous for you to replace your existing insurance coverage with this policy. In particular, you should carefully consider replacement if you are basing your decision to replace your existing coverage solely on a comparison of policy illustrations.

     POLICY BENEFITS. You may choose from two death benefit options under this policy:

          (1) a level death benefit; or

          (2) a death benefit that may increase or decrease.

     We guarantee that the death benefit proceeds will never be less than a specified amount (less any outstanding Loan Amount and past due charges) as long as you make sufficient premiums payments to keep the policy in force. The policy provides for a surrender value that you may obtain by surrendering the policy. The policy also permits you to take out loans and to withdraw amounts, within limits.

     ILLUSTRATIONS. We based the illustrations used in this prospectus in connection with the purchase of a policy on hypothetical rates of return. We do not guarantee these rates of return. They are illustrative only and you should not consider them to be a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in policy illustrations, and therefore, your actual policy values will be different from those illustrated.

     TAX CONSIDERATIONS. We intend for the policy to satisfy the definition of a life insurance contract under federal tax law. However, a policy may be a "modified endowment contract" under federal tax law depending upon the amount of premium payments you make in relation to the death benefit provided under the policy. We will monitor your policy and will attempt to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "TAX CONSIDERATIONS," found later in this prospectus.

     CANCELLATION PRIVILEGE AND SPECIAL TRANSFER RIGHT. For a limited time after the policy is issued, you may cancel the policy and receive a refund. In certain states, until the end of this cancellation period, we will allocate your net premium payments to the subaccount investing in the Prime Money Market Fund. At any time within 24 months after the date that coverage begins under the policy, you may transfer the entire policy value held in the variable account to the Fixed Account (1) without payment of any transfer fee; and (2) without the transfer counting as one of the 12 transfers per year that may be made without incurring a transfer fee.

     OWNER INQUIRIES. If you have any questions, you may write or call VFL's Variable Support Center at P.O. Box 305153, Nashville, Tennessee 37230-5153, or 1-800-262-1755.

                                PREMIUM PAYMENTS

     - You may select a payment plan but you are not required to pay premium payments according to the plan. You can vary the amount and frequency and can skip Planned Periodic Premium Payments.

     - Your Minimum Initial Premium Payment and Minimum Monthly Premium Payment depend on the Insured's age, sex, and risk class, Specified Amount selected, and any supplemental benefits and/or riders.

     - You may make unscheduled premium payments, within limits.

                        DEDUCTIONS FROM PREMIUM PAYMENTS

     We will deduct amounts from your premium payments:

     - For a sales charges (4% of premium payments up to the Target Premium Payment in Policy Years 1 through 10; 2% of premium payments up to the Target Premium Payment in Policy Year 11 and thereafter);

     - For federal taxes (1.25% of premium payments); and

     - For state and local premium taxes (2.25% of premium payments).

                              NET PREMIUM PAYMENTS

     - You may allocate Net Premium Payments among 35 Subaccounts and the Fixed Account.

     - The Subaccounts invest in corresponding Funds. Funds available are:

         Federated High Income Bond Fund II                   Fidelity VIP II Asset Manager Portfolio
         Federated Prime Money Fund II                        Fidelity VIP II Contrafund Portfolio
         Federated Utility Fund II                            Fidelity VIP Equity-Income Portfolio
         Alger American Growth Portfolio                      Fidelity VIP II Index 500 Portfolio
         Alger American Mid-Cap Growth Portfolio              MFS Emerging Growth Series
         Alger American Small Capitalization Portfolio        MFS Growth with Income Series
         Alger American Leveraged AllCap Portfolio            MFS Research Series
         First Eagle SoGen Overseas Variable Fund             MFS Total Return Series
         Van Eck Worldwide Emerging Markets Fund              MFS Limited Maturity Series (shares are not available)
         Van Eck Worldwide Hard Assets Fund                   Janus Aspen Series Capital Appreciation Portfolio
         Alliance Premium Growth Portfolio                    Janus Aspen Series Growth Portfolio
         Alliance Growth and Income Portfolio                 Janus Aspen Series Balanced Portfolio
         American Century VP Income & Growth Fund             Janus Aspen Series Flexible Income Portfolio
         American Century VP Value Fund                       Janus Aspen Series International Growth Portfolio
         Templeton Developing Markets Securities Fund         Janus Aspen Series Worldwide Growth Portfolio
         Templeton Asset Strategy Fund                        Morgan Stanley International Magnum Portfolio
         Lazard Retirement Equity Portfolio                   Morgan Stanley Emerging Markets Equity Portfolio
         Lazard Retirement Small Cap Portfolio

     - We credit interest on amounts you allocate to the Fixed Account at a minimum guaranteed rate of 4%.

                          DEDUCTIONS FROM POLICY VALUE

     We will deduct the following amounts from your Policy Value, on a monthly basis:

     - Cost of insurance charge;

     - Policy fees (currently $6.00 per month);

     - First-year issue fee (currently $20.00 per month for first 12 months);

     - Specified Amount Increase fee (currently $10.00 per month for the first 12 months following an increase); and

     - Charges for any supplemental and/or rider benefits.

                             DEDUCTION FROM ASSETS

     - We deduct a daily charge at an annual rate of 0.90% from the Subaccounts for mortality and expense risks during the first 10 Policy Years, and 0.45% in the eleventh Policy Year and thereafter. This charge is not deducted from Fixed Policy Value.

     - Investment advisory fees and fund operating expenses are also deducted from the assets of each Fund.

                                  POLICY VALUE

     Your Policy Value:

     - Is equal to Net Premiums, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on Fixed Policy Value, charges deducted and other Policy transactions (such as transfers and withdrawals).

     - May vary from day to day. We do not guarantee a minimum Policy Value. The Policy may Lapse if the Policy Value is insufficient to cover a Monthly Deduction due.

     - Can be transferred between and among the Subaccounts and the Fixed Account. A transfer fee of $25.00 per transfer may apply if more than 12 transfers are made in a Policy Year. Policy loans reduce the amount available for allocations and transfers.

     - Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit that we use to determine Death Benefit Proceeds.

                                POLICY BENEFITS

     - You may take out Loans for amounts up to 90% of Surrender Value, at an effective annual interest rate of 8%.

     - You may withdraw amounts provided there is sufficient remaining Surrender Value.

     - You may surrender the Policy in full at any time for its Surrender Value. We will deduct a declining deferred Surrender Charge in connection with the initial Specified Amount on your surrenders or withdrawals during the first 14 Policy Years. It consists of (1) a Sales Surrender Charge of up to 34% of premium payments in the first Policy Year up to the Target Premium Payment and 33% of premium payments up to the Target Premium Payment in each of Policy Years 2 through 6 until the total Sales Surrender Charge equals 100% of a single Target Premium Payment, and (2) an Administration Surrender Charge of up to $5.00 per $1,000 of Specified Amount.

     - We will deduct a declining deferred Sales Surrender Charge in connection with an increase in Specified Amount on your surrenders or withdrawals within 14 Policy Years of such increase. The Charge is 34% of premium payments attributable to the increase up to the Target Premium Payment for the increase in the year following the increase, and 33% of premium payments attributable to the increase up to the Target Premium Payment for the increase in each of the next 5 years following the increase until the sales Surrender Charge for the increase equals 100% of the Target Premium Payment for the increase.

                                 DEATH BENEFITS

     - Death Benefits are available as a lump sum or under a variety of Settlement Options.

     - The minimum Specified Amount is $100,000.

     - Two Death Benefit Options available: Option 1, equal to the Specified Amount, and Option 2, equal to the Specified Amount plus Policy Value.

     - You have the flexibility to change the Death Benefit Option and Specified Amount.

     - Supplemental benefits and/or riders are available.

                                 FUND EXPENSES

     The value of the net assets of each Subaccount includes the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. See the prospectus for the Funds.

                         FEE TABLE ANNUAL FUND EXPENSES
                  (as a percentage of Fund average net assets)

                                                                            OTHER         TOTAL ANNUAL
                                                                          EXPENSES          EXPENSES
                                                                       (AFTER WAIVERS    (AFTER WAIVERS
                                                                           AND/OR            AND/OR
                                                                       REIMBURSEMENTS    REIMBURSEMENTS
                                             MANAGEMENT                WITH RESPECT TO   WITH RESPECT TO
                                                FEES      12b-1 FEES   CERTAIN FUNDS)    CERTAIN FUNDS)
                                             ----------   ----------   ---------------   ---------------
FEDERATED INSURANCE SERIES (See Note 1)
  Federated High Income Bond Fund II.......     0.60%                       0.19%             0.79%
  Federated Prime Money Fund II............     0.50%                       0.23%             0.73%
  Federated Utility Fund II................     0.75%                       0.19%             0.94%
THE ALGER AMERICAN FUND
  Alger American Growth Portfolio..........     0.75%                       0.04%             0.79%
  Alger American Mid-Cap Growth
     Portfolio.............................     0.80%                       0.05%             0.85%
  Alger American Small Capitalization
     Portfolio.............................     0.85%                       0.05%             0.90%
  Alger American Leveraged AllCap Portfolio
     (See Note 2)..........................     0.85%                       0.08%             0.93%
FIRST EAGLE SOGEN VARIABLE FUNDS, INC. (See
  Note 3)
  First Eagle SoGen Overseas Variable
     Fund..................................     0.75%                       0.75%             1.50%
VAN ECK WORLDWIDE INSURANCE TRUST
  Van Eck Worldwide Emerging Markets Fund
     (See Note 4)..........................     1.00%                       0.34%             1.34%
  Van Eck Worldwide Hard Assets Fund.......     1.00%                       0.26%             1.26%
VARIABLE INSURANCE PRODUCTS FUND (VIP) AND
  VARIABLE INSURANCE PRODUCTS FUND II (VIP
  II), INITIAL CLASS (See Note 5)
  Fidelity VIP II Asset Manager
     Portfolio.............................     0.53%                       0.09%             0.62%
  Fidelity VIP II Contrafund Portfolio.....     0.58%                       0.07%             0.65%
  Fidelity VIP Equity-Income Portfolio.....     0.48%                       0.08%             0.56%
  Fidelity VIP II Index 500 Portfolio......     0.24%                       0.04%             0.28%
MFS VARIABLE INSURANCE TRUST (See Note 6)
  MFS Emerging Growth Series...............     0.75%                       0.09%             0.84%
  MFS Growth With Income Series............     0.75%                       0.13%             0.88%
  MFS Research Series......................     0.75%                       0.11%             0.86%
  MFS Total Return Series..................     0.75%                       0.15%             0.90%

                                                                            OTHER         TOTAL ANNUAL
                                                                          EXPENSES          EXPENSES
                                                                       (AFTER WAIVERS    (AFTER WAIVERS
                                                                           AND/OR            AND/OR
                                                                       REIMBURSEMENTS    REIMBURSEMENTS
                                             MANAGEMENT                WITH RESPECT TO   WITH RESPECT TO
                                                FEES      12b-1 FEES   CERTAIN FUNDS)    CERTAIN FUNDS)
                                             ----------   ----------   ---------------   ---------------
MFS Limited Maturity Series (See Note 7)...     0.55%                       0.45%             1.00%
JANUS ASPEN SERIES, INSTITUTIONAL SHARES
  (See Note 8)
  Janus Aspen Series Capital Appreciation
     Portfolio.............................     0.65%                       0.04%             0.69%
  Janus Aspen Series Growth Portfolio......     0.65%                       0.02%             0.67%
  Janus Aspen Series Balanced Portfolio....     0.65%                       0.02%             0.67%
  Janus Aspen Series Flexible Income
     Portfolio.............................     0.65%                       0.07%             0.72%
  Janus Aspen Series International Growth
     Portfolio.............................     0.65%                       0.11%             0.76%
  Janus Aspen Series Worldwide Growth
     Portfolio.............................     0.65%                       0.05%             0.70%
ALLIANCE VARIABLE PRODUCTS SERIES FUND,
  CLASS B SHARES
  Alliance Premier Growth Portfolio........     1.00%        0.25%          0.04%             1.29%
  Alliance Growth and Income Portfolio.....     0.63%        0.25%          0.09%             0.97%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  (See Note 9)
  American Century VP Income & Growth
     Fund..................................     0.70%          --           0.00%             0.70%
  American Century VP Value Fund...........     1.00%          --           0.00%             1.00%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST, CLASS 2 SHARES (See Note
  10)
  Templeton Developing Markets Securities
     Fund (see Note 11)....................     1.25%        0.25%          0.31%             1.81%
  Templeton Asset Strategy Fund (see Note
     11)...................................     0.60%        0.25%          0.18%             1.03%
LAZARD RETIREMENT SERIES (See Note 12)
  Lazard Retirement Equity Portfolio.......     0.75%        0.25%          0.25%             1.25%
  Lazard Retirement Small Cap Portfolio....     0.75%        0.25%          0.25%             1.25%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  (See Note 13)
  Morgan Stanley International Magnum
     Portfolio.............................     0.29%          --           0.87%             1.16%
  Morgan Stanley Emerging Markets Equity
     Portfolio.............................     0.42%          --           1.37%             1.79%

-------------------------

1. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2000. The maximum shareholder services fee is 0.25%.

2. Included in other expenses of the Alger American Leveraged AllCap Portfolio is .01% of interest expense.

3. The annualized ratios of operating expenses to average net assets for the period ended December 31, 1999 would have been 3.32% without the effect of the investment advisory fee waiver and expense reimbursement provided by the advisor.

4. For the year ended December 31, 1999, Van Eck Associates Corporation (Adviser) agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses exceeding 1.5% of average daily net assets for the period January 1, 1999 to May 12, 1999. For the period May 13, 1999 to December 31, 1999, the Adviser agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses exceeding 1.30% of average daily net assets. Without such waivers and assumption of expenses, for the year ended December 31, 1999, other expenses were .54% and total annual expenses were 1.54%

5. A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the total operating expenses presented in the table would have been .57% for Equity-Income Portfolio, .63% for Asset Manager Portfolio, and .71% for Contrafund Portfolio. FMR agreed to reimburse a portion of the Index 500 Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total expenses would have been .24%, .10% and .34%, respectively.

6. Each of these funds has an expense offset arrangement which reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent, and may enter into such arrangements and directed brokerage arrangements (which would also have the effect of reducing its expenses). Any such fee reductions are not reflected above under "Other Expenses" and therefore are higher than the actual expenses of the series.

7. MFS has contractually agreed, subject to reimbursement, to bear expenses for the Series such the Series other expenses do not exceed 0.45% (after taking into account the expense offset arrangement described above under footnote 6) of the average daily net assets of the Series during the current fiscal year. Absent such reimbursement, for the year ended December 31, 1999, other expenses were 1.93% and total annual expenses were 2.48%.

8. Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Growth, Capital Appreciation, International Growth, Worldwide Growth, and Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.

9. The funds of American Century Variable Portfolios, Inc. have a stepped fee schedule. As a result, the funds' management fees generally decrease as the funds' assets increase.

10. The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

11. On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Franklin Templeton Variable Insurance Products Trust ("VIP"). VIP shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Templeton Developing Markets Securities Fund -- Management Fees 1.25%, 12b-1 fees 0.25%, Other Expenses 0.29%, and Total Annual Expenses 1.79%; Templeton Asset Strategy Fund -- Management Fees 0.60%, 12b-1 fees 0.25%, Other Expenses 0.14% and Total Annual Expenses 0.99%.

12. Effective May 1, 1999, Lazard Asset Management, the Fund's investment adviser, has agreed to waive its fee and/or reimburse the Portfolios through December 31, 2000 to the extent total annual portfolio expenses exceed 1.25% of the Portfolio's average daily net assets. Absent such an agreement, the other expenses and total annual portfolio expenses for the year ended December 31, 1999 would have been 4.63% and 5.63% for the Lazard Retirement Equity Portfolio and 6.31% and 7.31% for the Lazard Retirement Small Cap Portfolio.

13. With respect to the Universal Institutional Funds, Inc. portfolios, the investment adviser has voluntarily waived a portion or all of the management fees and reimbursed other expenses of the portfolios to the extent total operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75%, International Magnum Portfolio 1.15%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees" and "Other Expenses" would have been as follows: 1.25% and 1.37%, respectively for the Emerging Markets Equity Portfolio; and 0.80% and 0.87%, respectively for the International Magnum Portfolio.

     Taxes on purchase payments, generally ranging from 0% to 3.5% of purchase payments, may be applicable, depending upon the laws of various jurisdictions.

     The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The table reflects the anticipated expenses of the Variable Account and reflect the actual expenses for each Fund for the year ended December 31, 1999. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Fund.

                         GENERAL INFORMATION ABOUT VFL,
                       THE VARIABLE ACCOUNT AND THE FUNDS

VFL

     VFL is a life insurance company organized under the laws of the Commonwealth of Pennsylvania in 1956 and is authorized to transact business in the District of Columbia, Puerto Rico, Guam and all states except New York. VFL's home office is located at 401 Penn St., Reading, Pennsylvania 19601, and its executive office is located at CNA Plaza, Chicago, Illinois 60685. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"), a life insurance company which, as of December 31, 1999, had consolidated assets of approximately $14 billion. Subject to a coinsurance pooling agreement (a type of reinsurance arrangement) with Assurance, VFL assumes all insurance risks under the Policies, and VFL's assets, which as of December 31, 1999 exceeded $3.5 billion, support the benefits under the Policies. See "Other Information About The Policies And VFL," for more detail regarding VFL.

THE VARIABLE ACCOUNT

     The Variable Account is a separate investment account of VFL established under Pennsylvania law on October 18, 1995. VFL owns the assets of the Variable Account. These assets are held separately from VFL's general account and its other accounts. That portion of the Variable Account's assets that is equal to the reserves and other Policy liabilities of the Variable Account is not chargeable with liabilities arising out of any other business VFL may conduct. If the assets exceed the required reserves and other Policy liabilities, VFL may transfer the excess to VFL's general account. The Variable Account's assets will at all times equal or exceed the sum of the Subaccount Values of all policies funded by the Variable Account.

     The Variable Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL. The Variable Account also is governed by the laws of Pennsylvania, VFL's state of domicile, and may also be governed by laws of other states in which VFL does business.

     The Variable Account has 35 Subaccounts, each of which invests in shares of a corresponding Fund. Income, gains and losses, realized or unrealized, from assets allocated to a Subaccount are credited to or charged against that Subaccount without regard to other income, gains or losses of VFL.

     Where permitted by applicable law, VFL may make the following changes to the Variable Account:

          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Variable Account;

          3. Add new subaccounts to or remove existing subaccounts from the Variable Account or combine Subaccounts;

          4. Make Subaccounts (including new subaccounts) available to such classes of Policies as VFL may determine;

          5. Add new Funds or remove existing Funds;

          6. Substitute new Funds for any existing Fund if shares of the Fund are no longer available for investment or if VFL determines that investment in a Fund is no longer appropriate in light of the purposes of the Variable Account;

          7. Deregister the Variable Account under the 1940 Act if such registration is no longer required; and

          8. Operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law.

No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. You will be notified of any changes.

THE FUNDS

     Each Subaccount invests in a corresponding Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment adviser. The Funds as well as a brief description of their investment objectives are provided below.

     Certain Funds may have investment objectives and policies similar to other funds that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than those of such other funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other Fund, even those with the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FEDERATED INSURANCE SERIES

     The Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Federated Insurance Series ("IS"). IS issues 12 "series" or classes of shares, each of which represents an interest in a Fund of IS. Three of these series of shares are available as investment options under the Contracts. The investment objectives of these Funds are set forth below.

          FEDERATED HIGH INCOME BOND FUND II. This Fund invests primarily in lower-rated fixed-income securities that seek to achieve high current income.

          FEDERATED PRIME MONEY FUND II. This Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity.

          FEDERATED UTILITY FUND II. This Fund invests in equity and debt securities of utility companies to achieve high current income and moderate capital appreciation.

     IS is advised by Federated Investment Management Company.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Subaccount invests in shares of a corresponding Fund (i.e., investment portfolios) of Variable Insurance Products Fund ("VIP Fund"). VIP Fund issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund. One of these series of shares is available as an investment option under the Contracts. Asset Manager, Contrafund, and Index 500 Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Variable Insurance Products Fund II ("VIP Fund II"). VIP Fund II issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund II. Three of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          FIDELITY VIP II ASSET MANAGER PORTFOLIO. This Fund seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          FIDELITY VIP II CONTRAFUND PORTFOLIO. This Fund seeks capital appreciation over the long-term by investing in companies that are undervalued or out-of-favor.

          FIDELITY VIP EQUITY-INCOME PORTFOLIO. This Fund seeks current income by investing primarily in income producing equity securities. In choosing these securities, the Fund also considers the potential for capital appreciation.

          FIDELITY VIP II INDEX 500 PORTFOLIO. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Index of 500 Common Stocks.

     VIP Fund and VIP Fund II are each advised by Fidelity Management & Research Company.

THE ALGER AMERICAN FUND

     Alger American Growth, Alger American MidCap Growth, Alger American Small Capitalization and Alger American Leveraged AllCap Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of The Alger American Fund ("AAF"). AAF issues six "series" or classes of shares, each of which represents an interest in a Fund of AAF. Four of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          ALGER AMERICAN GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

          ALGER AMERICAN MID-CAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests primarily in equity securities of companies having a market capitalization within the range of companies in the S&P(R) Mid-Cap 400 Index.

          ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) Small Cap 600 Index.

          ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO. This Fund seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

     AAF is advised by Fred Alger Management, Inc.

MFS VARIABLE INSURANCE TRUST

     The MFS Emerging Growth, MFS Growth with Income, MFS Limited Maturity, MFS Research and MFS Total Return Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of MFS Variable Insurance Trust ("MFSVIT"). MFSVIT issues 16 "series" or classes of shares, each of which represents an interest in a Fund of MFSVIT. Five of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          MFS EMERGING GROWTH SERIES. This Fund seeks to obtain long-term growth of capital by investing primarily in common stocks of companies that are early in their life cycle but which have the potential to become major enterprises.

          MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

          MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

          MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income consistent with prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

          MFS LIMITED MATURITY SERIES. This Fund seeks as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. Shares of this Fund are no longer available.

     MFSVIT is advised by Massachusetts Financial Services Company.

FIRST EAGLE SOGEN VARIABLE FUNDS, INC. (FORMERLY, SOGEN VARIABLE FUNDS, INC.)

     The First Eagle SoGen Overseas Variable subaccount invests in shares of a corresponding Fund (i.e., investment portfolio) of First Eagle SoGen Variable Funds, Inc. ("FESG"). FESG issues one "series" or class of shares, which represents an interest in a Fund of FESG. This series of shares is available as an investment option under the Policies. The investment objective of this Fund is set forth below.

          FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND (formerly, SoGen Overseas Variable Fund). This Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.

     FESG is advised by Arnhold and S. Bleichroeder Advisers, Inc. (prior to December 31, 1999, Societe Generale Asset Management Corp. was the adviser).

VAN ECK WORLDWIDE INSURANCE TRUST

     The Worldwide Emerging Markets and Worldwide Hard Assets Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Van Eck Worldwide Insurance Trust ("VEWIT"). VEWIT issues five "series" or classes of shares, each of which represents an interest in a Fund of VEWIT. Two of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          VAN ECK WORLDWIDE EMERGING MARKETS FUND. This Fund seeks capital appreciation by investing primarily in equity securities in emerging markets around the world.

          VAN ECK WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing globally, primarily in securities of companies engaged directly or indirectly in the exploration, development, production and distribution of one or more of the following sectors: precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other basic non-agricultural commodities.

     VEWIT is advised by Van Eck Associates Corporation.

JANUS ASPEN SERIES, INSTITUTIONAL SHARES

     The Janus Aspen Capital Appreciation, Janus Aspen Growth, Janus Aspen Balanced, Janus Aspen Flexible Income, Janus Aspen International Growth and Janus Aspen Worldwide Growth Subaccounts each invest in shares of corresponding Funds (i.e., "investment portfolios") of Janus Aspen Series ("JAS"). JAS issues multiple portfolios, each of which offers two or more classes of shares. Six of these portfolios are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO. This Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential.

          JANUS ASPEN SERIES GROWTH PORTFOLIO. This Fund seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks selected for their growth potential.

          JANUS ASPEN SERIES BALANCED PORTFOLIO. This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

          JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO. This Fund seeks to obtain maximum total return, consistent with preservation of capital by investing primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock.

          JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO. This Fund seeks long-term growth of capital by normally investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

          JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO. This Fund seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

     JAS is advised by Janus Capital Corporation.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, CLASS B SHARES

     The Alliance Premier Growth and Alliance Growth and Income Subaccounts each invest in shares of a corresponding Fund of Alliance Variable Products Series Fund ("AVP"). AVP has multiple Funds. Two of these Funds are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          ALLIANCE PREMIER GROWTH PORTFOLIO. This Fund seeks long term growth of capital by pursuing aggressive investment policies.

          ALLIANCE GROWTH AND INCOME PORTFOLIO. This Fund seeks appreciation through investments primarily in dividend paying common stocks.

     AVP is advised by Alliance Capital Management L.P.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     The American Century VP Income & Growth and American Century VP Value Subaccounts each invest in shares of Funds of American Century Variable Portfolios, Inc. ("ACVP"). ACVP consists of multiple Funds. Two of the Funds are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          AMERICAN CENTURY VP INCOME & GROWTH FUND. This Fund seeks dividend growth, current income and capital appreciation by investing in common stocks.

          AMERICAN CENTURY VP VALUE FUND. This Fund seeks long-term capital growth by investing primarily in common stocks. Income is a secondary objective.

     ACVP is advised by American Century Investment Management, Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, CLASS 2 SHARES

     The Templeton Developing Markets Securities and the Templeton Asset Strategy Subaccounts each invest in Class 2 shares of Funds of Franklin Templeton Variable Insurance Products Trust ("FTVIPT"). Effective May 1, 2000, the funds of Templeton Variable Products Series Fund were merged into similar funds of Franklin Templeton Variable Insurance Products Trust. FTVIPT consists of multiple Funds. Two of the Funds are available as investment options under the Contract. The investment objectives of the Funds are set forth below.

          TEMPLETON DEVELOPING MARKETS SECURITIES FUND (formerly, Templeton Developing Markets Fund). This Fund seeks long-term capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in emerging markets equity securities.

          TEMPLETON ASSET STRATEGY FUND  (formerly, Templeton Asset Allocation
     Fund). This Fund seeks high total return. The Fund invests in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments.

     The Templeton Developing Markets Securities Fund is advised by Templeton Asset Management Inc. and the Templeton Asset Strategy Fund is advised by Templeton Investment Counsel, Inc.

LAZARD RETIREMENT SERIES

     The Lazard Retirement Equity and Lazard Retirement Small Cap Subaccounts each invest in shares of a corresponding Fund of Lazard Retirement Series ("LRS"). LRS is comprised of multiple Funds, two of which are available as investment options under the Contract. The investment objectives of the Funds are set forth below.

          LAZARD RETIREMENT EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation.

          LAZARD RETIREMENT SMALL CAP PORTFOLIO. This Fund seeks long-term capital appreciation.

     LRS is advised by Lazard Asset Management

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Dean Witter Universal Funds, Inc.)

     The Morgan Stanley International Magnum and the Morgan Stanley Emerging Markets Equity Subaccounts each invest in a corresponding Fund of The Universal Institutional Funds, Inc. ("Universal Funds"). Universal Funds consists of multiple Funds, two of which are available as investment options under the Contract. The investment objectives of the Funds are set forth below.

          MORGAN STANLEY INTERNATIONAL MAGNUM PORTFOLIO. This Fund seeks long term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

          MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO. This Fund seeks long term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

     Universal Funds is advised by Morgan Stanley Asset Management, Inc.

No one can assure that any fund will achieve its stated objectives and policies.

     More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectus should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Subaccounts.

     Not all of the Funds described in the prospectuses for the Funds are available with the Contract. Moreover, VFL cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the event that a Fund is not available, VFL will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     VFL has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay VFL a servicing fee based upon an annual percentage of the average aggregate net assets invested by VFL on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by VFL. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with VFL or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Values are allocated to the Variable Account, and of owners of other policies whose policy values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, VFL will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                                   THE POLICY

PURCHASING A POLICY

     To purchase a Policy, a prospective Owner must submit a completed application and the Minimum Initial Premium Payment through a licensed agent of VFL who is also a registered representative of broker-dealer having a selling agreement with CNA Investor Services, Inc. ("CNA/ISI"), the principal underwriter of the Policies. VFL requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, VFL issues Policies covering Insureds up to age 75 if evidence of insurability satisfies VFL's underwriting criteria. Acceptance of an application is subject to VFL's underwriting criteria, and VFL reserves the right to reject an application for any reason.

     Insurance coverage under a Policy begins on the later of the Policy Effective Date or the date that VFL receives the Minimum Initial Premium Payment. Generally VFL establishes the Policy Effective Date (shown on the Policy) after it completes the underwriting process and accepts the application. Where the Minimum Initial Premium Payment is received by VFL after the Policy Effective Date, coverage under the Policy is conditioned upon the Insured's state of health being the same as that described in the application.

     With VFL's prior approval, in order to obtain a lower Issue Age, an Owner may "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. A lower Issue Age for the Insured generally results in slightly more favorable cost of insurance rates. Charges for the monthly deduction for the backdated period are deducted as of the Policy Effective Date.

     Insurance coverage under the Policy terminates upon the first to occur of the following events: (1) the Insured dies, (2) the Owner surrenders the Policy,
(3) the Policy reaches the Maturity Date, or (4) the Policy Lapses.

CANCELLATION PRIVILEGE

     An Owner may cancel a Policy for a refund during the Cancellation Period by returning it to the Service Center or to the sales representative who sold it along with a Written Notice requesting cancellation. The Cancellation Period is determined by the law of the state in which the Owner resides or in which the application is signed and is shown on the Policy. In most states it expires at the latest of (1) 10 days after the Owner first receives the Policy, (2) 45 days after the Owner signs the application, or (3) 10 days after VFL mails or delivers a notice of the Owner's withdrawal rights. Return of the Policy by mail is effective upon receipt at the Service Center. When cancelled, the Policy is treated as if it had never been issued. Within seven calendar days after receiving the returned Policy, VFL will refund an amount equal to the sum of (1) the difference between premium payments made (including any fees and charges deducted) and the amounts allocated to the Fixed Account and to the Subaccounts,
(2) Fixed Policy Value determined as of the date the returned Policy is received, and (3) Variable Policy Value determined as of the date the returned Policy is received. This amount may be more or less than the aggregate premium payments made under the Policy. In states where required, VFL will instead refund premium payments.

PREMIUM PAYMENTS

     MINIMUM INITIAL PREMIUM PAYMENT. The Minimum Initial Premium Payment required depends on a number of factors, including the sex, Issue Age, and risk class of the proposed Insured, the initial Specified Amount requested by the applicant, any supplemental benefits and/or riders requested by the applicant, and the Planned Periodic Premium Payments that the applicant selects. Owners should consult their sales representative for information about the Minimum Initial Premium Payment required for the coverage that they seek.

     PLANNED PERIODIC PREMIUM PAYMENTS. Owners may establish a schedule of monthly (bank draft or pre-authorized payment only), quarterly, semi-annual or annual Planned Periodic Premium Payments. Subject to VFL's approval, Owners may change the amount or frequency of Planned Periodic Premium Payments by Written Notice. VFL will send Owners reminder notices for Planned Periodic Premium Payments. VFL also may arrange with Owners to have Planned Periodic Premium Payments made under a pre-authorized payment arrangement. Owners are not required to pay Planned Periodic Premium Payments.

     UNPLANNED PREMIUM PAYMENTS. Subject to the limitations described below, Owners generally may make additional premium payments at any time before the Maturity Date while the Insured is alive and the Policy is in force. Unless the Owner specifies otherwise in the application or by subsequent Written Notice, VFL considers all unplanned premium payments first as repayments of any outstanding Loan Amounts under the Policy.

     PREMIUM PAYMENT LIMITATIONS. Unless otherwise approved by VFL, all premium payments must be made payable to "Valley Forge Life Insurance Company" at the Service Center. No premium payments are accepted after a Policy's Maturity Date.

     Premium payments must be at least $50 and must be remitted to the Service Center. VFL reserves the right to reject any premium payment in the event that it determines that acceptance of such payment would cause a Policy to fail to qualify as a life insurance contract under the Code or applicable regulations or rulings thereunder. VFL will promptly return any premium payment that it rejects for this reason. VFL will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. (See "Tax Considerations.")

     PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT. Depending on the Policy Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premium Payments may be advisable. (See "Death Benefit Proceeds.")

     REJECTION OF PREMIUM PAYMENTS FOR TAX PURPOSES. VFL reserves the right to reject any premium payment in the event that it determines that acceptance of such payment would cause a Policy to fail to qualify as a life insurance contract under the Code or applicable regulations or rulings thereunder. VFL will promptly return any premium payment that it rejects for this reason.

NET PREMIUM ALLOCATIONS

     Net Premium Payments are allocated among and between the Subaccounts and the Fixed Account as of the date that they are received at the Service Center according to the Owner's allocation instructions in the application or in a subsequent Written Notice.

Allocation instructions must be in whole percentages and the minimum amount that VFL can allocate to any Subaccount or the Fixed Account is 1% of any Net Premium Payment. VFL reserves the right to establish additional limitations on premium payment allocations.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike a conventional life insurance policy, failure to make Planned Periodic Premium Payments does not necessarily cause a Policy to Lapse. Conversely, making all Planned Periodic Premium Payments does not necessarily prevent a Policy from Lapsing. Rather, except when the Lapse Prevention Guarantee is in effect, whether a Policy Lapses depends on whether its Surrender Value is sufficient to cover the monthly deduction on each Monthly Anniversary Day. Surrender Value could become insufficient to cover the monthly deduction if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value or the Policy Value has decreased because the Owner did not make sufficient Net Premium Payments to offset prior monthly deductions.

     If the Surrender Value on a Monthly Anniversary Day is insufficient to cover the monthly deduction due on that Day, VFL will mail to the Owner and to any assignee of record at their last known address(es), a notice stating that the Policy will only remain in force for 61 days from the date that the notice was mailed. This 61 day period is called the Grace Period. If the Owner does not make sufficient premium payments to cover the monthly deduction(s) through the end of the Grace Period by the end of the Grace Period, then the Policy will terminate without value and all coverage under the Policy will terminate. The notice mailed to the Owner and to any assignee of record will indicate how much in additional premium payments the Owner must make before the end of the Grace Period to keep the Policy in force. Coverage under the Policy continues during the Grace Period and VFL will deduct unpaid monthly deductions when computing Death Benefit Proceeds if the Insured dies during the Grace Period.

     REINSTATEMENT. If the Policy Lapses, the Owner may reinstate it at any time within five years of Lapse but before the Maturity Date. A Policy that has been surrendered cannot be reinstated. To reinstate a Policy, the Owner must submit to the Service Center:

          1. evidence of insurability satisfactory to VFL;

          2. premium payments in an amount sufficient to result (along with any loan repayments) in a positive Surrender Value; and

          3. premium payments in an amount sufficient that the resulting Net Premium Payments equal or exceed the amount of the next two monthly deductions.

     Upon reinstatement of the Policy, VFL will reinstate any remaining Loan Amount. The Policy Value of a reinstated Policy is the amount provided by the Net Premium Payments submitted with the application for reinstatement. The effective date of a reinstated Policy is the Monthly Anniversary Date that falls on or next follows the later of the date that the application for reinstatement is approved or the above-listed items are received at the Service Center.

     LAPSE PREVENTION GUARANTEE. VFL guarantees that a Policy will not Lapse for a period of up to the first five Policy Years, regardless of the Surrender Value, if, throughout that period, (a) exceeds (b) where:

          (a) is the aggregate premium payments made less the amount of any withdrawals (including applicable surrender charges) less any Loan Amount, and

          (b) is the Minimum Monthly Premium Payment multiplied by the number of complete months since the Policy Effective Date, including the current month.

     If the Policy's Specified Amount is increased while the Lapse Prevention Guarantee is in effect, VFL will recalculate the Minimum Monthly Premium Payment, which will generally increase following an increase in Specified Amount. VFL will notify Owners of any increase in the Minimum Monthly Premium Payment and will amend the Policy to reflect the change.

VARIABLE POLICY VALUE

     The Variable Policy Value is the sum of all Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated. There is no guaranteed minimum Variable Policy Value.

     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the Policy Effective Date is equal to the amount of the initial Net Purchase Payment allocated to that Subaccount. On subsequent Valuation Days prior to the Maturity Date, the Subaccount Value is equal to that part of any Net Purchase Payment allocated to the Subaccount and any Policy Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges) and any Policy Value transferred out of that Subaccount.

     UNITS. For each Subaccount, Net Premium Payment(s) allocated to a Subaccount or amounts of Policy Value transferred to a Subaccount are converted into Units. The number of Units credited to a Policy is determined by dividing the dollar amount directed to each Subaccount by the value of the Unit for that Subaccount for the Valuation Day as of which the Net Premium Payment(s) or transferred amount is invested in the Subaccount. Therefore, Net Premium Payments allocated to or amounts transferred to a Subaccount under a Policy increase the number of Units of that Subaccount credited to the Policy.

     Certain events reduce the number of Units of a Subaccount credited to a Policy. Withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Units of that Subaccount as do: surrender of the Policy; payment of the Death Benefit Proceeds; and the deduction of the monthly deduction. Units are cancelled as of the end of the Valuation Period in which VFL receives Written Notice regarding the event.

     UNIT VALUE. For each Subaccount there exist two types of Units: A Units and B Units. A Units represent Subaccount Value during the first ten Policy Years under any Policy, while B Units represent Subaccount Value during Policy Years 11 and later. On the tenth Policy Anniversary, all A Units of any Subaccount under a Policy are automatically exchanged for B Units on an equivalent dollar value basis.

     A Units and B Units both represent a fractional undivided interest in a Subaccount. They differ only in their value as a result of the fact that the mortality and expense risk charge deducted from each Subaccount is larger for Policies in the first ten Policy Years than the charge deducted for Policies in Policy Years 11 and later. This difference in charges is reflected in a different Net Investment Factor (described below) for A Units and B Units for each Valuation Period.

     The A Unit and B Unit values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operations. Thereafter, the Unit Value at the end of every Valuation Day is the Unit Value at the end of the previous Valuation Day multiplied by the Net Investment Factor for that type of Unit (either A or B), as described below. The Subaccount Value for a Policy is determined on any Valuation Day by multiplying the number of Units of the appropriate type (either A or B) attributable to the Policy in that Subaccount by the value for that type of Unit for that Subaccount on that day.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of either A Units or B Units of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing 1 by 2 and subtracting 3 from the result, where:

     1. is the result of:

          a. the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a per share charge or credit for any taxes reserved for, which is determined by VFL to have resulted from the operations of the Subaccount.

     2. is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the last prior Valuation Period.

     3. is a daily factor representing the mortality and expense risk charge for the type of Unit deducted from the Subaccount adjusted for the number of days in the Valuation Period.

FIXED POLICY VALUE

     The Fixed Policy Value on any Valuation Day is equal to:

          1. aggregate Net Premium Payments allocated to the Fixed Account; plus

          2. Policy Value transferred to the Fixed Account; plus

          3. interest credited to the Fixed Account; less

          4. any withdrawals (including any applicable surrender charges deducted) or transfers (including any applicable transfer charge deducted) from the Fixed Account; less

          5. any surrender charges deducted in the event of a decrease in Specified Amount; less

          6. the portion of monthly deductions made from Fixed Policy Value.

     See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

TRANSFERS OF POLICY VALUES

     GENERAL. Before the Maturity Date while the Insured is still living and the Policy is in force, the Owner may, by Written Notice, transfer all or part any Subaccount Value to another Subaccount(s) (subject to its availability) or to the Fixed Account, or transfer all or part of Fixed Policy Value to any Subaccount(s), (subject to its availability) subject to the following restrictions and the additional restrictions for transfers from the Fixed Account shown below:

          1. the minimum transfer amount is $500 (or, the entire Subaccount Value or Fixed Policy Value, if less); and

          2. a transfer request that would reduce any Subaccount Value or the Fixed Policy Value below $500 is treated as a transfer request for the entire Subaccount Value or Fixed Policy Value.

     The first 12 transfers during each Contract Year are free. VFL assesses a transfer processing fee of $25 for each transfer in excess of 12 during a Contract Year. (See "Charges and Deductions.")

     RESTRICTIONS ON TRANSFERS OF FROM THE FIXED ACCOUNT. An Owner may transfer all or part of the Fixed Policy Value to a Subaccount. Only one transfer may be made each Policy Year from the Fixed Account to one or more Subaccounts and this transfer must be at least 12 calendar months after the most recent transfer from the Fixed Account. An unused transfer option does not carry over to the next year. The maximum transfer amount is 25% of the Fixed Policy on the date of the transfer, unless the balance after the transfer is less than $500.

     SPECIAL TRANSFER PRIVILEGE. During the first 24 Policy Months following the date that coverage begins under the Policy, Owners may make one transfer of the entire Variable Policy Value to the Fixed Account without imposition of the transfer processing fee or the transfer counting as one of the 12 free transfers for a Policy Year. Likewise, during the first 24 Policy Months following the effective date of any Specified Amount increase, Owners may make one transfer of that portion of the Variable Policy Value attributable to the increase to the Fixed Account without imposition of the transfer processing fee or the transfer counting as one of the 12 free transfers for a Policy Year.

     DOLLAR-COST AVERAGING FACILITY. If elected in the application or at any time thereafter prior to the Maturity Date while the Insured is still living and the Policy is in force by Written Notice, an Owner may systematically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. This is known as the "dollar-cost averaging" method of investment. The fixed-dollar amount purchases more Units of a Subaccount when their value is lower and fewer Units when their value is higher. Over time, the cost per Unit averages out to be less than if all purchases of Units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Units is high. It does not assure a profit or protect against a loss in declining markets.

     Owners may only elect to use the dollar-cost averaging facility if their Money Market Subaccount Value is at least $1,000 at the time of the election. The minimum transfer amount under the facility is $100 per month (or the equivalent). If dollar-cost averaging transfers are to be made to more than one Subaccount, then the Owner must indicate the dollar amount of the transfer to be made to each. At least $50 must be designated to each Subaccount.

     Transfers under the dollar-cost averaging facility are made as of the same calendar day each month. If this calendar day is not a Valuation Day, transfers are made as of the next Valuation Day. Once elected, transfers under the dollar-cost averaging facility continue until the Money Market Subaccount Value is depleted, the Maturity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, Owners may specify in advance a date for transfers under the facility to cease. There is no additional charge for using the dollar-cost averaging facility. Transfers under the facility do not count towards the 12 transfers permitted without a transfer processing fee in any Policy Year. VFL reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason or to change its features.

     AUTOMATIC SUBACCOUNT VALUE REBALANCING. If elected in the application or requested by Written Notice at any time thereafter prior to the Maturity Date while the Insured is still living and the Policy is in force, an Owner may instruct VFL to automatically transfer (on a quarterly, semi-annual or annual basis) Variable Policy Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Policy Value among such Subaccounts ("automatic Subaccount Value rebalancing"). Such percentage allocations must be in whole numbers. Once elected, automatic Subaccount Value rebalancing begins on the first Valuation Day of the next calendar quarter or other period (or, if later, the next calendar quarter or other period after the expiration of the Cancellation Period).

     Owners may stop automatic Subaccount Value rebalancing at any time at least seven calendar days before the first Valuation Day in a new period. Owners may specify allocations between and among as many Subaccounts as are available at the time automatic Subaccount Value rebalancing is elected. Once automatic Subaccount Value rebalancing has been elected, any subsequent allocation instructions that differ from the then-current rebalancing allocation instructions are treated as a request to change the automatic Subaccount Value rebalancing allocation. Owners may change automatic Subaccount Value rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that instructions are received at the Service Center. Once automatic Subaccount Value rebalancing is in effect, an Owner may only transfer Subaccount Value among or between Subaccounts by changing the automatic Subaccount Value rebalancing allocation instructions. Changes to or termination of automatic Subaccount Value rebalancing must be made by Written Notice.

     There is no additional charge for automatic Subaccount Value rebalancing and rebalancing transfers do not count as one of the 12 transfers available without a transfer processing fee during any Policy Year. If automatic Subaccount Value rebalancing is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, automatic Subaccount rebalancing will be postponed until the first Valuation Day in the calendar quarter or other period following the termination of dollar-cost averaging facility. VFL reserves the right to discontinue offering the automatic Subaccount Value rebalancing facility at any time and for any reason or to change its features.

SURRENDER PRIVILEGE

     At any time while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may, by Written Notice, surrender it for its Surrender Value. A surrender is effective as of the date on which a Written Notice requesting surrender is received at the Service Center. If the Owner surrenders the Policy during the first 14 Policy Years, or the first 14 Policy Years following an increase in Specified Amount, VFL will deduct a surrender charge. (See "Surrender Charge.") Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.

WITHDRAWAL PRIVILEGE

     After the first Policy Year, while the Insured is still living and the Policy is in force prior to the Maturity Date, an Owner may, by Written Request, withdraw any part of the Surrender Value of the Policy, subject to certain conditions. A withdrawal is effective as of the date on which a Written Notice requesting withdrawal is received at the Service Center. As of that date, Policy Value is reduced by the amount of the withdrawal plus any applicable surrender charge. The minimum amount that may be withdrawn is $500. If the Owner has selected Death Benefit Option 1, VFL will reduce the Specified Amount by the amount of the withdrawal plus any applicable surrender charge deduction. (See "Death Benefit Proceeds.")

     Unless otherwise indicated in the Written Request for Withdrawal, amounts withdrawn and surrender charges deducted in connection with the withdrawals are taken from Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to Policy Value. If the Owner requests a decrease in Specified Amount or requests a change in the Death Benefit Option as of the same date as a withdrawal request, then the withdrawal is effected after the decrease in Specified Amount or change in Death Benefit Option.

     Notwithstanding the foregoing, VFL reserves the right to reject a withdrawal request if the request would cause the Specified Amount to be reduced below the minimum Specified Amount shown in the Policy. Likewise, VFL reserves the right to deny a withdrawal request if the request would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder, as interpreted by VFL.

POLICY LOANS

     GENERAL. At any time prior to the Maturity Date while the Insured is still living and the Policy is in force, the Owner may, by Written Notice, borrow money from VFL using the Policy as the sole security for the loan provided that
(a) a written loan agreement is signed by the Owner, and (b) the Owner makes a satisfactory assignment of the Policy to VFL. In taking a loan, an Owner must borrow at least $500. The maximum amount that an Owner may borrow is 90% of the Surrender Value of the Policy as of the date of the loan.

     INTEREST. VFL charges interest on amounts borrowed by Owners. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from Owners on each Policy Anniversary for the prior Policy Year. If the Owner does not pay such interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, VFL charges a preferred 6% effective annual interest rate on amounts borrowed up to an amount equal to Policy Value less aggregate premium payments made to date.

     VFL credits Loan Account Value with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless the Owner specifies otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

     LOAN COLLATERAL. When VFL makes a loan to Owners, it transfers an amount of Cash Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. Owners may specify how this transferred Cash Value is allocated from among the Subaccount Values and the Fixed Policy Value. If an Owner does not specify the allocation, VFL makes the allocation based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Cash Value as of the date that the transfer is made. If unpaid interest is due from an Owner on a Policy Anniversary it is added to the Loan Amount. Cash Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Cash Value transferred in connection with unpaid interest is allocated on the same basis as other Cash Value transferred by VFL to the Loan Account.

     Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, and a new loan is made under Policy.

     NON-PAYMENT OF POLICY LOANS. If Loan Account Value exceeds Cash Value, then the Owner must make either a loan repayment or a premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. VFL will send the Owner and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Service Center within 30 days of the notice being mailed, the Grace Period will begin. (See "Policy Lapse and Reinstatement.") If the Grace Period expires without the payment being made, then the Policy Lapses.

     LOAN REPAYMENT. The Owner may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is in force prior to the Maturity Date. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received at the Service Center. Unless the Owner specifies otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premium Payments in effect at that time.

     EFFECT OF POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy values because the investment results of the Subaccounts and current interest rates credited on Fixed Policy Value do not apply to Policy Value in the

Loan Account. The larger the loan and the longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If Loan Account Value exceeds Cash Value, then the Owner must make either a loan repayment or a premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. VFL will send the Owner and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Service Center within 30 days of the notice being mailed, the Grace Period will begin. If the Grace Period expires without the payment being made, the Policy Lapses. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.

MATURITY BENEFITS

     VFL will pay the Surrender Value, if any, to the Owner on the Maturity Date. In some states, the Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. In other states, the Owner may elect to extend the Policy beyond the Policy Anniversary nearest the Insured's 95th birthday, in which case the death benefit would be the greater of Cash Value or 101% of the Policy Value. The tax consequences associated with extending the maturity date beyond age 100 are unclear. A tax advisor should be consulted on the issue.

DEATH BENEFIT PROCEEDS

     Upon receipt of Due Proof of Death of the Insured at the Service Center while the Policy is in force before the Maturity Date, VFL will pay the Death Benefit Proceeds to the Beneficiary (or Beneficiaries) or the Contingent Beneficiary (or Contingent Beneficiaries). VFL pays the Death Benefit Proceeds in a lump sum unless the Beneficiary (or Contingent Beneficiary) elects to receive the Proceeds under a Settlement Option. (See "Settlement Options.") Under certain circumstances, payment of the Death Benefit Proceeds may be delayed. (See "Suspension or Delay in Payments.")

     CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit Proceeds are determined as of the date of the Insured's death and are equal to:

          1. the Death Benefit under the Death Benefit Option selected by the Owner; plus

          2. any death benefit under any rider to the Policy; less

          3. any Loan Amount; and less

          4. any unpaid monthly deductions if the Insured dies during the Grace Period.

     Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "VFL's Right to Contest the Policy" and "Misstatement of Age or Sex.")

     If part or all of the Death Benefit is paid in one sum, VFL will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

     DEATH BENEFIT OPTIONS.  The Owner may select one of two Death Benefit
Options.

          1. Death Benefit Option 1 is the greater of:

             (a) the Specified Amount on the date of the Insured's death; or

             (b) a percentage of the Policy Value on the date of the Insured's death as indicated in the Table of Policy Value Percentages in the Appendix.

          2. Death Benefit Option 2 is the greater of:

             (a) the Specified Amount plus the Policy Value on the date of the Insured's death; or

             (b) a percentage of the Policy Value on the date of the Insured's death as indicated in the Table of Policy Value Percentages in the Appendix.

     The specified percentage is 250% if the Insured dies at Attained Age 40 or less, and decreases with each year of Attained Age thereafter so that the percentage is 100% if the Insured dies at an Attained Age of 95. A table showing these percentages for Attained Ages 0 to 94 and examples of Death Benefit calculations for both Death Benefit Options are found in the Appendix.

     Under Death Benefit Option 1, the Death Benefit remains level at the Specified Amount unless the Policy Value multiplied by the specified percentage exceeds that Specified Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional Net Premium Payments reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option 1. Under Death Benefit Option 2, the Death Benefit always varies as the Policy Value varies (although it is never less than the Specified Amount). Owners who prefer to have favorable investment performance and additional Net Premium Payments reflected in increased Death Benefits generally should select Option 2.

     CHANGING THE DEATH BENEFIT OPTION. After the first Policy Anniversary while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may request a change in the Death Benefit Option. A Death Benefit Option change becomes effective on the Monthly Anniversary Day on or next following the date that VFL accepts a request for the change. VFL may require satisfactory evidence of insurability before permitting a change in the Death Benefit Option. After a change in Death Benefit Option, VFL will send the Owner a supplemental policy specifications page showing the new Death Benefit and Specified Amount. Changing the Death Benefit Option could have federal tax consequences. (See "TAX CONSIDERATIONS.")

     INCREASE OF SPECIFIED AMOUNT. After the first Policy Anniversary, while the Insured is living and the Policy is in force prior to the Maturity Date, the Owner may submit a supplemental application for an increase in Specified Amount. VFL requires evidence of insurability before agreeing to an increase in Specified Amount and may, depending upon the circumstances, also require additional premium payments or the repayment of part or all of any Loan Amount under the Policy. The Insured's Attained Age at the time of the increase may not exceed 75. The amount of any requested increase in Specified Amount must be at least $25,000 and not more than the amount that would increase the total Specified Amount above the maximum specified amount for which VFL would issue a new Policy.

     An increase in Specified Amount causes an increase in the Minimum Monthly Premium Payment. Each increase in Specified Amount has a Target Premium Payment and a Guideline Annual Premium Payment associated with it.

     Any increase in Specified Amount is effective as of the date that VFL approves it. Each increase in Specified Amount creates an increment of Specified Amount to which a portion of Policy Value is thereafter attributed for the purpose of computing sales surrender charges, the Net Amount at Risk and the monthly cost of insurance charge and for the purpose of exercising the Special Transfer Privilege. An additional monthly cost of insurance charge is deducted for each additional increment in Specified Amount. This additional cost of insurance charge is deducted from Policy Value attributable to the increase in Specified Amount. Each increase in Specified Amount also results in additional surrender charges. After an increase in Specified Amount, VFL will send the Owner a supplemental policy specifications page showing the effective date of the increase, the monthly cost of insurance charge for the increase, additional sales surrender charges arising as a result of the increase and any changes to premium payment information from the previous or original policy specifications page.

     The cancellation privilege applies to any increase in Specified Amount except that when no additional premium payments are required for an increase, only the monthly deduction(s) for the increase made before the cancellation is refunded if the increase is cancelled. (See "Cancellation Privilege.") Increasing the Specified Amount could have federal tax consequences. (See "Tax Considerations.")

     DECREASE OF SPECIFIED AMOUNT. After the first Policy Anniversary while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may by Written Notice request a decrease of Specified Amount. The amount of any requested decrease in Specified Amount must be at least $25,000 and not be more than the amount that would decrease the total Specified Amount below $100,000. Specified Amount may not be decreased when, to do so, would cause Surrender Value to fall below zero. Any decrease becomes effective on the Monthly Anniversary Day on or next following the date that VFL accepts the request for the decrease. The decrease is first applied to reduce prior increases in Specified Amount in the reverse order in which they occurred. After all prior increases in Specified Amount have been eliminated, a decrease is applied to reduce the initial Specified Amount.

     A decrease of Specified Amount may result in the imposition of a surrender charge. In this event, the charge is deducted from Policy Value as of the effective date of the decrease. (See "Charges and Deductions.") A decrease in Specified Amount causes a decrease in the Minimum Monthly Premium Payment and in the Target Premium Payment and Guideline Annual Premium Payment associated with the increment of Specified Amount being decreased. After a decrease in Specified Amount, VFL will send the Owner a supplemental policy specifications page showing the effective date of the decrease, the monthly cost of insurance charge after the decrease, surrender charges deducted as a result of the decrease, and any changes to premium payment information from the previous or original specifications page.

     VFL reserves the right to deny a request for a decrease in Specified Amount for 12 months following the most recent increase in Specified Amount and to limit decreases in Specified Amount to one per Policy Year.

     If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Policy as a life insurance contract, VFL will contact the Owner and inquire whether he or she wants to receive the excess above the premium limitations or to forego the decrease. VFL reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law would require payment of excess premium to the Owner in an amount that would exceed the Surrender Value under the Policy. Decreasing the Specified Amount could have federal tax consequences. (See "Tax Considerations.")

SETTLEMENT OPTIONS

     SELECTING A SETTLEMENT OPTION. VFL pays Owners or Beneficiaries (or Contingent Beneficiaries), as appropriate, the amount of any surrender, withdrawal, or Death Benefit Proceeds in a lump sum unless the Owner has, by Written Notice, selected one of the Settlement Options described below. If the amount being paid by VFL is less than $5,000, however, payment is only made in a lump sum. In addition, if the Owner or Beneficiary (or Contingent Beneficiary) receiving payment is an executor, administrator, trustee, or not a natural person, payment is made in a lump sum unless VFL specifically consents to payment under one of the Settlement Options.

     Owners may select a Settlement Option for payment of the Death Benefit Proceeds in lieu of a lump sum, at any time while the Insured is still living and the Policy is in force prior to the Maturity Date. If no election is made by the Owner before the Insured's death, then, upon the Insured's death, the Beneficiary (or Contingent Beneficiary) may elect a Settlement Option before the Death Benefit Proceeds are paid. The Owner also may elect to receive the Surrender Value of a Policy or the amount of a withdrawal in the form of a Settlement Option at any time before the payment of the Surrender Value or withdrawal. For purposes of describing the Settlement Options, the term "Payee" means Owner or Beneficiary (or Contingent Beneficiary), as appropriate.

     FREQUENCY OF PAYMENTS. If Settlement Option 1, 2, or 3 is selected, payments will be made every 1 year, 6 months, 3 months, or every month. The Payee must specify the payment frequency when selecting a settlement option. If settlement option 4, 5, or 6 is selected, payments will be made monthly. If payment under any option would be less than $50, VFL will adjust the frequency of payments so that each payment is at least $50.

     FIRST PAYMENT. Depending on the payment frequency selected, the first payment under Settlement Option 1 is made as of 1 year, 6 months, 3 months, or 1 month from the date of the Insured's death. Depending on the payment frequency selected and subject to VFL's right to suspend or delay payments (see "Suspension or Delay in Payments"), the first payment under Settlement Option 1 is made as of 1 year, 6 months, 3 months, or 1 month from the effective date of any surrender or withdrawal. The first payment under any other Settlement Option is made, subject to VFL's right to suspend or delay payments, as of the date of the Insured's death or the effective date of any surrender or withdrawal.

     BETTERMENT OF RATES. If, under Settlement Options 4, 5, or 6, VFL's regular annuity purchase rates on the date of the Insured's death or the effective date of any surrender or withdrawal are more favorable than those upon which Options 4, 5, or 6 are based, VFL shall compute payments using the regular annuity rates. VFL will furnish information about the regular annuity rates upon request.

     DEATH OF PAYEE. Unless instructed otherwise at the time that the Settlement Option is selected, at the death of the Payee VFL pays the amounts below in a lump sum to the Payee's estate:

          1. Under Settlement Option 1, the amount left on deposit with VFL to accumulate interest.

          2. Under Settlement Option 2, 3, or 5, the commuted value of the amount payable at the Payee's death as provided under the Option selected. The commuted value is based on interest at the rate that would have been used to compute the first of the remaining Payments under that option.

     OPTION 1: INTEREST PAYMENTS. VFL holds the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) as principal and pays interest to the Payee. The interest rate is 3% per year compounded annually. VFL pays interest every 1 year, 6 months, 3 months, or 1 month, as specified at the time this option is selected. At the death of the Payee, the value of the remaining payments are paid as stated above.

     OPTION 2: PAYMENTS OF A SPECIFIED AMOUNT. VFL pays the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) in equal payments every 1 year, 6 months, 3 months, or 1 month. The amount and frequency of the payments is specified at the time this option is selected. After each payment, interest is added to the remaining amount applied under this option that has not yet been paid. The interest rate is 3% per year compounded annually. Payments are made to the Payee until the amount applied under this option, including interest, is exhausted. The total of the payments made each year must be at least 5% of the amount applied under this option. If the Payee dies before the amount applied is exhausted, VFL pays the value of the remaining payments as stated above.

     OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. VFL pays the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) in equal payments for the number of years specified when the option is selected. Payments are made every 1 year, 6 months, 3 months, or 1 month, as specified when the option is selected. The amount of each payment for each $1,000 applied under this option is shown in Policy. These amounts are calculated at an interest rate of 3% per year compounded annually. If the Payee dies before the expiration of the specified number of years, VFL pays the value of the remaining payments as stated above.

     OPTION 4: LIFE ANNUITY. VFL makes monthly payments to the Payee for as long as he or she lives. The amount of each payment for each $1,000 applied under this option is shown in the Policy.

     OPTION 5: LIFE ANNUITY WITH PERIOD CERTAIN. VFL makes monthly payments to the Payee for as long as the Payee lives. At the time this option is selected, a period certain of 5, 10, 15, or 20 years must also be selected. If the Payee dies before the specified period certain ends, the payments to the Payee's estate will continue until the end of the specified period. The amount of the monthly payments therefore depends on the period certain selected. The amount of each payment for each period certain available is shown in the Policy. The amounts shown are for each $1,000 applied under this option. If at any age the amount of the payments is the same for two or more periods certain, payment will be made as if the longest period certain was selected.

     OPTION 6: JOINT LIFE AND SURVIVORSHIP ANNUITY. VFL makes monthly payments to two Payees while both are living. After the death of either Payee, payments continue to the other Payee for as long as the other Payee lives. The amount of each payment for each $1,000 applied under this option is shown in the Policy.

TELEPHONE TRANSACTION PRIVILEGES

     If an Owner has elected this privilege in a form provided by VFL, an Owner may make transfers or change allocation instructions by telephoning the Service Center. A telephone authorization form received by VFL at the Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Service Center. VFL will send Owners a written confirmation of all transfers and allocation instructions made pursuant to telephone instructions.

     The Service Center requires a form of personal identification prior to acting on instructions received by telephone and also may tape record instructions received by phone. If VFL follows these procedures, it is not liable for any losses due to unauthorized or fraudulent transactions. VFL reserves the right to suspend telephone transaction privileges at any time for any reason.

                               THE FIXED ACCOUNT

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE FIXED ACCOUNT

     The Fixed Account consists of assets owned by VFL with respect to the Policies, other than those in the Variable Account. It is part of VFL's General Account assets. VFL's general account assets are used to support its insurance and annuity obligations other than those supported by separate accounts, and are subject to the claims of VFL's general creditors. Subject to applicable law, VFL has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are supported by VFL. The Fixed Policy Value is calculated daily. (See "Fixed Policy Value.")

INTEREST CREDITED ON FIXED POLICY VALUE

     VFL guarantees that it will credit interest on Fixed Policy Value at an effective annual rate of not less than 4.0%. In its discretion, VFL will credit interest at rates higher than 4.0%. VFL may vary the way in which it credits interest on Fixed Policy Value from time to time. The following is a description of VFL's current method for crediting interest on Fixed Policy Value.

     "FULL-YEAR" RATES. Before the beginning of each calendar year, VFL publishes an effective annual rate at which it will credit Fixed Policy Value under the Policies for that year. Fixed Policy Values at the beginning of the calendar year under all Policies are credited with that rate of interest for the entire calendar year.

     "NEW-MONEY" RATES. VFL credits Net Premium Payments allocated to and Policy Value transferred to the Fixed Account during a calendar year with interest at an effective annual rate in effect on the date that the Net Premium Payment is received at the Service Center or the date that as of which the transfer is made. These amounts are credited with interest at this rate until the end of the calendar year. VFL publishes this "new money" rate from time to time during a calendar year and may change the "new money" rate at its discretion throughout any calendar year.

     For purposes of crediting interest, Policy Value deducted, transferred, or withdrawn from the Fixed Account, is accounted for on a "first-in, first-out" basis.

                             CHARGES AND DEDUCTIONS

SALES CHARGES

     VFL deducts a sales charge from certain premium payments. In Policy Years 1 through 10, the sales charge deducted is 4% of premium payments received up to a Target Premium Payment for the initial Specified Amount. In Policy Year 11 and each Policy Year thereafter, the sales charge deducted is 2% of premium payments received up to a Target Premium Payment for the initial Specified Amount. Absent an increase in Specified Amount, no sales charge is deducted in any Policy Year from premium payments in excess of a Target Premium Payment for the initial Specified Amount.

     If the Owner increases the Specified Amount, a Target Premium Payment is established for the increase. Therefore, there is a Target Premium Payment for each increment of Specified Amount. VFL deducts the sales charge from premium payments attributable to the increase. For purposes of computing and deducting sales charges, all Premium Payments made after an increase in Specified Amount are apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. For the first ten 12-month periods following an increase in Specified Amount, the charge is 4% of premium payments made in each such 12-month period attributable to the increase up to a Target Premium Payment for the increase. For subsequent 12-month periods, the sales charge is 2% of premium payments made during the 12-month period attributable to the increase in Specified Amount up to a Target Premium Payment for the increase.

PREMIUM TAX CHARGE

     A 2.25% charge for state and local premium taxes is also deducted from each premium payment. The state and local premium tax charge reimburses VFL for premium taxes associated with the Policies. VFL expects to pay an average state and local premium tax rate of approximately 2.25% of premium payments for all states. This tax can range generally from 2% to 16% of premium payments and generally varies by the applicant's state of residence.

FEDERAL TAX CHARGE

     VFL also deducts a charge for federal taxes from each premium payment. This charge is 1.25% of all premium payments and compensates VFL for its federal income tax liability resulting from Section 848 of the Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to VFL's increased federal tax burden under Section 848 resulting from the receipt of premium payments under the Policies.

SURRENDER CHARGE

     GENERAL. If the Owner surrenders the Policy, makes a withdrawal, decreases the Specified Amount or if the Policy lapses, VFL may deduct a surrender charge. The purpose of the surrender charge is to reimburse VFL for some of the expenses incurred in the distribution of the Policies. The surrender charge consists of two parts, a sales surrender charge (i.e., a contingent deferred sales charge) and an administration surrender charge. The total surrender charge declines over time as follows:

       100% of the total Surrender Charge in Policy Years 1 through 6
        80% of the total Surrender Charge in Policy Year 7
        70% of the total Surrender Charge in Policy Year 8
        60% of the total Surrender Charge in Policy Year 9
        50% of the total Surrender Charge in Policy Year 10
        40% of the total Surrender Charge in Policy Year 11
        30% of the total Surrender Charge in Policy Year 12
        20% of the total Surrender Charge in Policy Year 13
        10% of the total Surrender Charge in Policy Year 14
       No Charge in Policy Years 15 and later

     DEDUCTION OF THE SURRENDER CHARGE. If assessed upon the surrender of the Policy, the surrender charge reduces the amount otherwise paid to the Owner. If assessed upon Lapse of the Policy, the amount of the charge is not restored to Policy Value in the event that the Policy is reinstated. If assessed upon a decrease in Specified Amount, the charge is deducted from the remaining Policy Value and reduces the amount of any remaining applicable surrender charge. If assessed on a withdrawal, the surrender charge is deducted from the remaining Policy Value and reduces the amount of any remaining applicable surrender charge. Unless otherwise indicated in the request for a decrease or a withdrawal, surrender charges deducted in connection with decreases in Specified Amount or withdrawals are taken from Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value before the deduction.

     If taken upon a decrease in Specified Amount, the surrender charge is the pro-rata portion of the total surrender charge based on the ratio that the Specified Amount decrease bears to the total Specified Amount before the decrease. If assessed upon a withdrawal, the surrender charge is the pro-rata portion of the total surrender charge based on the ratio that the withdrawn amount bears to the total Surrender Value before the withdrawal.

     SALES SURRENDER CHARGE FOR DECREASING INITIAL SPECIFIED AMOUNT. If an Owner elects to decrease the Specified Amount selected on the Policy Effective Date, then a sales surrender charge will be assessed. The sales surrender charge shall equal the sum of the premium payments as set forth below, up to a maximum of 100% of the Target Premium Payment for the initial Specified Amount:

          34% of the premium payments made in the first Policy Year; plus

          33% of the premium payments made in any of the Policy Years 2 through
     6

     However, VFL will limit the sales surrender charge, calculated above, so that the charge calculated for Policy Years 1 and 2 is never more than the sum of:

          26% of the first Guideline Annual Premium payment for the initial Specified Amount; plus

          6% of the second Guideline Annual Premium payment for the initial Specified Amount; plus

          5% of all additional Premium Payments attributable to the initial Specified Amount.

     ADMINISTRATION SURRENDER CHARGE. The Administration Surrender Charge is $2.00 per $1,000 of initial Specified Amount for Policies on Insureds age 25 or less on the Policy Effective Date, and $5.00 per $1,000 of initial Specified Amount for Policies on Insureds age 35 or older on the Policy Effective Date. For Insureds of other ages, the Administration Surrender Charge is the following per $1,000 of Specified Amount: age 26 -- $2.30, age 27 -- $2.60, age
28 -- $2.90, age 29 -- $3.20, age 30 -- $3.50, age 31 -- $3.80, age 32 -- $4.10,
age 33 -- $4.40, age 34 -- $4.70.

     SALES SURRENDER CHARGE IN CONNECTION WITH INCREASES IN SPECIFIED
AMOUNT. The surrender charge is computed and assessed separately for the initial Specified Amount and for each increase in Specified Amount. Only the sales charge component of the surrender charge, however, is assessed for an increase in Specified Amount. For purposes of computing and assessing the sales surrender charge attributable to an increase in Specified Amount, all premium payments made after an increase in Specified Amount are apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. Likewise, Policy Value is apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. The sales surrender charge for an increase in Specified Amount is as follows: In the first 12 months following the increase, the sales surrender charge is 34% of premium payments received up to a Target Premium Payment for the increase in Specified Amount, and, in each of the five subsequent 12-month periods following the increase, the charge is 33% of premium payments received up to a Target Premium Payment for the increase in Specified Amount in each such 12-month period until the total sales surrender charge for the increase equals 100% of a single Target Premium Payment for the increase in Specified Amount. Notwithstanding the foregoing, during the first 24 months following an increase in Specified Amount, the sales surrender charge for the increase is never more than the sum of: (1) 26% of the first Guideline Annual Premium Payment for the increase in Specified Amount, (2) 6% of the second Guideline Annual Premium Payment for the increase in Specified Amount, and (3) 5% of all additional Premium Payments attributable to the increase in Specified Amount. In addition, the sales surrender charge for an increase in Specified Amount declines over the 7th through the 15th 12-month period following the increase in the same manner as the surrender charge in connection with the initial Specified Amount.

OTHER TAXES

     Currently a charge for federal income taxes is not deducted from the Variable Account of the Policy Value. VFL reserves the right in the future to make a charge to the Variable Account or the Policy Value for any federal, state or local income taxes that VFL incurs that it determines to be properly attributable to the Variable Account of the Policies. VFL will notify Owners promptly of any such charge.

MONTHLY DEDUCTION

     The monthly deduction is a charge made by VFL as of the Policy Effective Date and every Monthly Anniversary Day thereafter by reducing Subaccount Values (i.e., liquidating Units) and Fixed Policy Value in the proportion that each Subaccount Value and Fixed Policy Value bears to Policy Value. The monthly deduction consists of (1) the monthly cost of insurance charge, (2) the monthly policy fee, (3) the monthly first-year issue fee (when applicable), (4) the monthly Specified Amount increase fee (when applicable), and (5) the cost of any riders (when applicable).

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is computed at the beginning of each Policy month by subtracting 2 from 1 and multiplying the result by 3, where:

          1. is the Death Benefit on the first day of the Policy month divided by 1 plus the monthly equivalent of 4.0%;

          2. is the Policy Value before deduction of the monthly policy fee, the monthly first-year issue fee (when applicable), the monthly Specified Amount increase fee (when applicable), and the cost of any riders (when applicable); and

          3. is the cost of insurance rate as described below.

     The monthly cost of insurance charge is computed separately for the initial Specified Amount and for each increment of Specified Amount resulting from increases in Specified Amount. For the purpose of computing the Net Amount at Risk (the result of subtracting 2 from 1 above), Policy Value is apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. Where the Death Benefit is a percent of Policy Value the monthly cost of insurance charge is computed separately, and Policy Value is apportioned to, an increment of Death Benefit corresponding to each increment of Specified Amount.

     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, Issue Age, risk class, and number of years that the Policy or increment of Specified Amount has been in force. The Issue Age of the Insured will usually be different for each increase in Specified Amount. VFL reviews monthly cost of insurance rates on an ongoing basis (at least once every 5 years) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, Issue Age, risk class, and Policy duration. VFL guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies.

     VFL places each Insured in a risk class when a Policy is first underwritten. This risk class applies to the initial Specified Amount. When an Owner requests an increase in Specified Amount, VFL conducts additional underwriting before approving the increase to determine whether a different risk class should apply to the increase. If the risk class for the increase would have a lower cost of insurance rate than the class for the initial Specified Amount (or a previous increase), the risk class for the increase is applied to the initial Specified Amount (or any previous increases in Specified Amount). If the risk class for the increase would have a higher cost of insurance rate than the class for the initial Specified Amount (or a previous increase), then the risk class for the increase only applies to the increase in Specified Amount.

     In connection with the cost of insurance rates guaranteed in the Policy, VFL places Insureds into standard smoker and standard nonsmoker risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the

1980 CSO Tables. In connection with current cost of insurance rates, VFL places Insureds into the following risk classes: standard smoker, standard nonsmoker, preferred smoker, preferred nonsmoker and preferred plus nonsmoker.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker class are less than or equal to rates for an Insured of the same age and sex in the same smoker class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

     MONTHLY POLICY FEE, MONTHLY FIRST-YEAR ISSUE FEE, AND MONTHLY SPECIFIED AMOUNT INCREASE FEE. These charges compensate VFL for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium payment billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The monthly policy fee is $6.00 per month. The monthly first-year issue fee is $20.00 per month during the first Policy Year, and the monthly Specified Amount increase fee is $10.00 per month for the first 12 months after an increase in Specified Amount.

     SUPPLEMENTAL BENEFIT AND/OR RIDER CHARGES. See "Supplemental Benefits and/or Riders."

DAILY MORTALITY AND EXPENSE RISK CHARGE

     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Policy. The daily charge is at the rate of 0.002477% (approximately equivalent to an effective annual rate of 0.90%) of the net assets of the Variable Account during the first 10 Policy Years and .001236% (approximately equivalent to an effective annual rate of 0.45%) of the net assets of the Variable Account during Policy Years 11 and thereafter. During the first 10 Policy Years, approximately .35% of this annual charge is for the assumption of mortality risk and .55% is for the assumption of expense risk. During Policy Years 11 and thereafter, approximately
 .35% of this annual charge is for the assumption of mortality risk and .10% is for the assumption of expense risk.

     The mortality risk that VFL assumes is the risk that Insureds, as a group, will live for a shorter period of time than VFL estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Death Benefit Proceeds that a Beneficiary would receive. The expense risk that VFL assumes is the risk that the monthly Policy fee, monthly first-year issue fee, and monthly Specified Amount increase fee (and the transfer processing fee, imposed) may be insufficient to cover the actual expenses of administering the Policies.

TRANSFER PROCESSING FEE

     The first 12 transfers during each Policy Year are free. VFL assesses a Transfer Processing Fee of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the Transfer Processing Fee, each Written Notice of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. The Transfer Processing Fee is deducted from the amount being transferred.

FUND EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. See the prospectus for the Funds. For a summary of investment advisory fees and other expenses as a percentage of Fund average net assets, see "Fee Table Annual Fund Expenses" on page 5.

                      OTHER POLICY BENEFITS AND PROVISIONS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.

     CHANGING THE OWNER. The Owner may change the Owner by Written Notice at any time while the Insured is alive and the Policy is in force prior to the Maturity Date. A change of Ownership is effective as of the date that the Written Notice is signed; however, VFL is not liable for payments it makes before it receives a Written Notice of a change in Ownership. A change in Owner may have significant tax consequences. (See "TAX CONSIDERATIONS.")

     CONTINGENT OWNER. If the Owner is not the Insured, he or she may name a Contingent Owner in the application or by subsequent Written Notice. The Contingent Owner becomes the Owner in the event that the Owner dies before the Insured. If no Contingent Owner survives the Owner, then upon the death of the last surviving Owner, that Owner's estate becomes the Owner.

     ASSIGNMENT. By Written Notice the Owner may assign his or her rights under this Policy. VFL is not bound by the assignment unless it receives a duplicate of the original assignment at the Service Center. VFL is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment. An assignment does not change or revoke the Beneficiary designation in effect at the time that the assignment is made. If an assignment is absolute, the Owner's rights and privileges under the Policy, including any right to change the Beneficiary, pass to the assignee. If an assignment is collateral, the collateral assignee has priority over the interest of any revocable Beneficiary or revocable payee under any optional method of settlement selected by the Owner. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount.

     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Owners may designate Contingent Beneficiaries. Where more than one Beneficiary or more than one Contingent Beneficiary is designated, each Beneficiary or Contingent Beneficiary, as appropriate, shares in any Death Benefit Proceeds equally unless the Beneficiary designation states otherwise.

     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by Written Notice at any time while the Insured is alive and the Policy is in force before the Maturity Date. If, however, the Owner previously irrevocably named a Beneficiary, that Beneficiary's written consent must be provided to VFL before a new Beneficiary is designated. Any change of Beneficiary is effective as of the date Written Notice is signed by the Owner but VFL is not liable for any payments it makes under the Policy prior to the time it receives Written Notice of any Beneficiary change.

VFL'S RIGHT TO CONTEST THE POLICY

     VFL has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. VFL also has the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, VFL relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, VFL considers statements made in the application(s) to be representations and not warranties.

     In the absence of fraud, VFL cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Policy Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, VFL cannot contest any increase in coverage effective after the Policy Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Policy Effective Date, VFL's liability is limited to an amount equal to the Policy Value less any Loan Amount. VFL will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, VFL's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR SEX

     If the Age or sex of the Insured has been stated incorrectly in the application or any supplemental application, VFL will adjust the Death Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, VFL will recalculate the Policy Value using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.

MODIFICATION OF THE POLICY

     Only an officer of VFL may modify this Policy or waive any of VFL's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind VFL by making any promise not contained in this Policy.

     Upon notice to the Owner, VFL may modify the Policy to:

          1. conform the Policy or the operations of VFL or of the Variable Account to the requirements of any law (or regulation issued by a government agent) to which the Policy, VFL or the Variable Account is subject);

          2. assure continued qualification of the Policy as a life insurance contract under the Code; or

          3. reflect a change (permitted by the Policy) in the operation of the Variable Account.

     In the event of any such modification, VFL will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

SUSPENSION OR DELAY IN PAYMENTS

     VFL usually pays the amounts of any surrender, withdrawals, Death Benefit Proceeds, or settlement options within seven business days after receipt of all applicable Written Notices and/or Due Proofs of Death. However, VFL can postpone such payments if:

          1. the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the exchange is restricted as determined by the SEC; or

          2. the SEC permits, by an order, the postponement for the protection of Owners; or

          3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, VFL has the right to defer payment of surrenders, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

     VFL has the right to defer payment of any surrender, withdrawal, or transfer of Fixed Policy Value for up to six months from the date of receipt of your Written Notice.

REPORTS TO OWNERS

     At least annually, or more often as required by law, VFL will mail to Owners at their last known address a report showing the following items as of the end of the report period:

          1. the period covered by the report;

          2. the current Policy Value, Cash Value and Surrender Value;

          3. the current Variable Policy Value (including each Subaccount Value), Fixed Policy Value and Loan Account Value;

          4. the current Loan Amount;

          5. any premium payments, withdrawals, or surrenders made, Death Benefit Proceeds paid and charges deducted since the last report;

          6. current Net Premium Payment allocations; and

          7. any other information required by law.

     Owners may request additional copies of reports from VFL, but VFL reserves the right to charge a fee for such additional copies. In addition, VFL will send written confirmations of premium payments and other financial transactions requested by Owners.

Owners will also be sent copies of the annual and semi-annual report to shareholders for each Fund in which they are indirectly invested.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

     The following supplemental benefits and/or riders may be available and may be added to a Policy. The supplemental benefits and/or riders may not be available in all states. Monthly charges for these benefits and/or riders are deducted from Policy Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     CHILDREN'S TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of a covered child. This rider has no cash value.

     SPOUSE'S TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of the Insured's spouse. This rider has no cash value.

     DISABILITY BENEFIT RIDER. This rider provides for the waiver of the monthly deduction under the Policy during the total disability of the Owner.

     LONG TERM CARE MONTHLY BENEFIT RIDER. This rider provides a monthly benefit payable while the Insured is confined in a long term care facility for up to a stated maximum benefit period. This rider has no cash value.

     ADDITIONAL TERM LIFE INSURANCE RIDER. This rider provides an additional death benefit payable upon the death of the Insured. This rider has no cash value.

     OTHER INSURED TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of an Other Insured Person named in the Policy. This rider has no cash value.

     IMMINENT DEATH RIDER. This rider provides for the accelerated payment of a portion of the death benefit upon evidence of the Insured's imminent death (within six months). This rider has no cash value.

     Additional rules and limits apply to these supplemental benefits and/or riders.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon VFL's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, VFL believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While VFL believes that the Policies do not give Owners investment control over Separate Account assets, VFL reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Internal Revenue Code requires that the investments of the Separate Accounts be adequately diversified in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. VFL believes that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

     Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract.

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as a Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     - All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     - Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

     - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the later of the 10th Policy Anniversary or Attained Age 65 is less clear and a tax advisor should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

TAX TREATMENT OF SETTLEMENT OPTIONS

     Under the Code, a portion of the settlement option payments which are in excess of the death benefit proceeds are included in the beneficiary's taxable income. Under a settlement option payable for the lifetime of the beneficiary, the death benefit proceeds are divided by the beneficiary's life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the death benefit proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed payment or fixed period option, the death benefit proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by VFL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount that would be included in the Owner's income when a taxable distribution occurs.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

     The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a current fringe benefit, and must be included annually in the plan participant's gross income. VFL reports this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult a qualified advisor regarding ERISA.

     Department of Labor regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the Department of Labor regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY

     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

VFL'S TAXES

     Under current federal income tax law, VFL is not taxed on the Separate Account's operations. Thus, currently VFL does not deduct charges from the Separate Account for its federal income taxes. VFL reserves the right to charge the Separate Account for any future federal income taxes that it may incur.

     Under current laws in several states, VFL may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, VFL may deduct charges for such taxes.

                  OTHER INFORMATION ABOUT THE POLICIES AND VFL

SALE OF THE POLICIES

     CNA Investor Services, Inc. ("CNA/ISI"), which is located at CNA Plaza, Chicago, Illinois 60685, is principal underwriter and distributor of the Policies as well as of other policies issued through other separate accounts of VFL or affiliates of VFL. CNA/ISI is an affiliate of VFL, is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VFL pays CNA/ISI for acting as principal underwriter under a distribution agreement. The Policies are offered on a continuous basis and VFL does not anticipate discontinuing the offer.

     Applications for Policies are solicited by agents who are licensed by applicable state insurance authorities to sell VFL insurance contracts and who are registered representatives of a broker-dealer having a selling agreement with CNA/ISI or with CNA/ISI directly. Such broker-dealers generally receive commissions based on a percent of premium payments made (up to a maximum of 100%) plus a percent of Policy Values (up to a maximum of 1.00% a year). The writing agent receives a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. Owners do not pay these commissions. Total commissions may be as high as 130% of target premium which would be split between wholesale and retail broker dealer.

VOTING PRIVILEGES

     In accordance with current interpretations of applicable law, VFL votes Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or VFL otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force prior to the Maturity Date, an Owner holds a voting interest in each Subaccount to which Variable Policy Value is allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the Net Asset Value Per Share of the Fund in which that Subaccount invests.

     After the Maturity Date, the Payee under a Settlement Option has a voting interest in each Subaccount from which variable Settlement Payments are made. For each such Payee, the number of votes attributable to a Subaccount is determined by dividing the liability for future variable Settlement Payments to be paid from that Subaccount by the Net Asset Value Per Share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Settlement Unit value of that Subaccount on the date that the number of votes is determined. As Variable Settlement Payments are made to the Payee, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Payee is determined as of the date coinciding with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions are solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Payee having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

     Fund shares as to which no timely instructions are received and shares held by VFL in a Subaccount as to which no Owner or Payee has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Variable Policy Value.

     VFL may, if required by state insurance regulators, disregard Owner and Payee voting instructions if such instructions would require Fund shares to be voted so as to cause a change in sub-classification or investment objectives of a Fund, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, VFL may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Fund, provided that VFL reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If VFL ever disregards voting instructions, Owners and Payees will be advised of that action and of the reasons for such action in the next semiannual report for the appropriate Fund.

DIRECTORS AND EXECUTIVE OFFICERS

     The name, age, positions and offices, term as director, and business experience during the past five years for the VFL's directors and executive officers are listed in the following table:

                                      OFFICERS OF VFL
-------------------------------------------------------------------------------------------
                                       POSITION(S)
                                       HELD           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 AGE   WITH VFL       DURING PAST FIVE YEARS
----------------                 ---   -----------    -----------------------
Bernard L. Hengesbaugh           52    Director,      Chairman of the Board and Chief
CNA Plaza                              Chairman of    Executive Officer of CNA since
Chicago, IL 60685                      the Board and  February, 1999. Prior thereto, Mr.
                                       Chief          Hengesbaugh was Executive Vice
                                       Executive      President and Chief Operating Officer
                                       Officer        of CNA since February, 1998. Prior
                                                      thereto, Mr. Hengesbaugh was Senior
                                                      Vice President of CNA since November,
                                                      1990. Mr. Hengesbaugh has served as a
                                                      Director of VFL since February, 1999.
Peter E. Jokiel                  51    Senior Vice    Senior Vice President of CNA since
CNA Plaza                              President      November, 1990. Chief Financial
Chicago, IL 60685                                     Officer of CNA from November, 1990
                                                      through October, 1997. Mr. Jokiel
                                                      served as a Director of VFL from
                                                      July, 1992 through October, 1997.
Jonathan D. Kantor               43    Senior Vice    Senior Vice President, Secretary and
CNA Plaza                              President,     General Counsel of CNA since April,
Chicago, IL 60685                      Secretary,     1997. Group Vice President of CNA
                                       General        since April, 1994. Prior thereto, Mr.
                                       Counsel and    Kantor was a partner at the law firm
                                       Director       of Shea & Gould.* Mr. Kantor has
                                                      served as a Director of VFL since
                                                      April, 1997.
Robert V. Deutsch                39    Senior Vice    Senior Vice President, Chief
CNA Plaza                              President,     Financial Officer and Director since
Chicago, IL 60685                      Chief          August 16, 1998. Prior thereto,
                                       Financial      Officer for Executive Risk, Inc.
                                       Officer,
                                       Director
Thomas Pontarelli                51    Senior Vice    Senior Vice President, Human
CNA Plaza                              President,     Resources since April 2000. Prior
Chicago, IL 60685                      Director       thereto, Group Vice President, Human
                                                      Resources. From May 1974 to December
                                                      1997, series of positions culminating
                                                      in the position of Chairman, CEO and
                                                      President of Washington National
                                                      Insurance Company.

                                      OFFICERS OF VFL
-------------------------------------------------------------------------------------------
                                       POSITION(S)
                                       HELD           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 AGE   WITH VFL       DURING PAST FIVE YEARS
----------------                 ---   -----------    -----------------------
Donald P. Lofe, Jr.              42    Group Vice     Group Vice President, Corporate
CNA Plaza                              President,     Finance Department since October
Chicago, IL 60685                      Director       1998. Prior thereto,
                                                      partner-in-charge of
                                                      PricewaterhouseCoopers LLP.
John M. Squarok                  46    Group Vice     Group Vice President of CNA since
CNA Plaza                              President and  July 1998. Prior thereto, Mr. Squarok
Chicago, IL 60685                      Director       was Chief Financial Officer of
                                                      various businesses of GE Capital from
                                                      August 1988 until July 1998. Director
                                                      since August 1998.

------------------------------------
 * Shea & Gould declared bankruptcy in 1995.

     Each director is elected to serve until the next annual meeting of stockholders or until his or her successor is elected and shall have qualified. Some directors hold various executive positions with insurance company affiliates of VFL. Executive officers serve at the discretion of the Board of Directors.

COMPANY HOLIDAYS

     VFL is closed on the following days: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

STATE REGULATION

     VFL is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines the financial condition and operations of VFL. VFL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

     VFL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

     The financial statements for Valley Forge Life Insurance Company as of December 31, 1999 and 1998 and for each of the three years in the period ended

December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The financial statements for each of the subaccounts that comprise the Valley Forge Life Insurance Company Variable Life Separate Account as of and for the year ended December 31, 1999 (for the two years ended December 31, 1999 with respect to the statements of changes in net assets) included in this Prospectus which is part of this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the registration statement, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Rodney
E. Rishel, Jr., FSA, MAAA, whose opinion is filed as an exhibit to the registration statement.

                                    GLOSSARY

     ATTAINED AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

     BENEFICIARY -- The person(s) to whom the Death Benefit Proceeds are paid upon the death of the Insured. The Owner may designate primary, contingent, and irrevocable Beneficiaries.

     CANCELLATION PERIOD -- The period shown in the Policy during which the Owner may cancel the Policy for a refund by returning it to VFL.

     CASH VALUE -- Policy Value minus any applicable Surrender Charge.

     CODE -- The Internal Revenue Code of 1986, as amended.

     CONTINGENT BENEFICIARY -- The person(s) to whom the Death Benefit Proceeds are paid upon the death of the Insured if the primary Beneficiary (or Beneficiaries) is not living.

     DEATH BENEFIT -- The amount payable to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is in force before the Maturity Date.

     DEATH BENEFIT OPTION -- One of two options that an Owner may select for the computation of the Death Benefit Proceeds.

     DEATH BENEFIT PROCEEDS -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force before the Maturity Date.

     DUE PROOF OF DEATH -- Proof of death satisfactory to VFL. Due Proof of Death may consist of the following: (a) a certified copy of the death record;
(b) a certified copy of a court decree reciting a finding of death; or (c) any other proof satisfactory to VFL.

     FIXED ACCOUNT -- Part of VFL's General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.

     FIXED POLICY VALUE -- The Policy Value in the Fixed Account.

     FUND -- Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.

     GENERAL ACCOUNT -- The assets of VFL other than those allocated to the Variable Account or any other separate account of VFL.

     GRACE PERIOD -- A 61-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from Lapsing.

     GUIDELINE ANNUAL PREMIUM -- The "guideline annual premium" as defined in applicable regulations under the Investment Company Act of 1940, as amended.

     INITIAL SPECIFIED AMOUNT -- The Specified Amount on the Policy Effective Date.

     INSURED -- The person whose life is insured by the Policy.

     ISSUE AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date.

     LAPSE -- Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

     LOAN ACCOUNT -- A portion of VFL's General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.

     LOAN ACCOUNT VALUE -- The Policy Value in the Loan Account.

     LOAN AMOUNT -- At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account Value.

     MATURITY DATE -- The date shown in the Policy on which the Owner is paid the Surrender Value, if any, provided the Insured is still living while the Policy is in force. It is the Policy Anniversary nearest the Insured's 95th birthday.

     MINIMUM INITIAL PREMIUM PAYMENT -- The amount shown in the Policy that the Owner must pay before coverage becomes effective under the Policy.

     MINIMUM MONTHLY PREMIUM PAYMENT -- The minimum amount of monthly premium payments (or the equivalent) that an Owner must make in order for the Lapse Prevention Guarantee to remain in effect.

     MONTHLY ANNIVERSARY DAY -- The same day as the Policy Effective Date for each succeeding month.

     NET AMOUNT AT RISK -- As of any Monthly Anniversary Day, the Death Benefit under the Policy (discounted for the upcoming month) less the Policy Value (before the deduction of the monthly policy fee, monthly first-year issue fee and the cost of additional benefits provided by rider).

     NET ASSET VALUE PER SHARE -- The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value is described in the prospectuses for the Funds.

     NET PREMIUM PAYMENT -- Any premium payment less any premium tax charge, deferred acquisition cost tax charge, and sales charge deducted from the premium payment.

     OWNER -- The person or persons who owns (or own) the Policy and who is
(are) entitled to exercise all rights and privileges provided in the Policy. The maximum number of joint Owners is two. References in this prospectus to an action by the "Owner" mean, in the case of joint Owners, both Owners acting jointly.

     OTHER INSURED PERSON -- The person named in the Policy upon whose death a death benefit is payable.

     PLANNED PERIODIC PREMIUM PAYMENT -- The premium payment selected by the Owner as a level amount that he or she (or they) plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

     POLICY ANNIVERSARY -- The same date in each Policy Year as the Policy Effective Date.

     POLICY EFFECTIVE DATE -- The date shown in the Policy from which Policy Years and various other periods described in this prospectus are measured. The Policy Effective Date is never the 29th, 30th or 31st of a month.

     POLICY VALUE -- The sum of the Variable Policy Value, the Fixed Policy Value, and the Loan Account Value.

     POLICY YEAR -- A twelve-month period beginning on the Policy Effective Date or on a Policy Anniversary.

     SERVICE CENTER -- The offices of VFL's administrative department, at P.O. Box 305153, Nashville, Tennessee 37230-5153 (1-800-262-1755).

     SETTLEMENT OPTION -- The manner in which an Owner or Beneficiary (or Contingent Beneficiary) elects to receive the amount of any surrender or withdrawal or the Death Benefit Proceeds.

     SETTLEMENT PAYMENT -- Payments made by VFL under a Settlement Option.

     SPECIFIED AMOUNT -- A dollar amount selected by the Owner and shown in the Policy that is used to determine the Death Benefit.

     SUBACCOUNT -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

     SUBACCOUNT VALUE -- The Policy Value in a Subaccount.

     SURRENDER VALUE -- The Cash Value minus any Loan Amount.

     TARGET PREMIUM PAYMENT -- An amount of premium payments, computed separately for each increment of Specified Amount under a Policy, used to compute sales charges and sales surrender charges.

     UNIT -- A unit of measurement used to calculate Variable Policy Value.

     VALUATION DAY -- For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in this prospectus and days that a Subaccount's corresponding Fund does not value its shares.

     VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next succeeding Valuation Day.

     VARIABLE ACCOUNT -- Valley Forge Life Insurance Company Variable Life Separate Account.

     VARIABLE POLICY VALUE -- The sum of all Subaccount Values.

     VFL -- Valley Forge Life Insurance Company.

     WRITTEN NOTICE -- A written notice or request in a form satisfactory to VFL that is signed by the Owner and received at the Service Center.

                          INDEPENDENT AUDITORS' REPORT

TO THE CONTRACTHOLDERS OF VALLEY FORGE LIFE INSURANCE COMPANY
VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT AND
THE BOARD OF DIRECTORS OF VALLEY FORGE LIFE INSURANCE COMPANY:

     We have audited the accompanying statement of assets and liabilities of the subaccounts of Valley Forge Life Insurance Company Variable Life Separate Account (the "Account") as of December 31, 1999, the statements of operations for the year ended December 31, 1999, and changes in net assets for the two years ended December 31, 1999. The subaccounts that collectively comprise the Account are the Federated Prime Money Fund II, Federated Utility Fund II, Federated High Income Bond Fund II, Fidelity Variable Insurance Products Fund Equity-Income Portfolio, Fidelity Variable Insurance Products Fund II Asset Manager Portfolio, Fidelity Variable Insurance Products Fund II Index 500 Portfolio, Fidelity Variable Insurance Products Fund II Contrafund Portfolio, The Alger American Fund Small Capitalization Portfolio, The Alger American Growth Portfolio, The Alger American MidCap Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, MFS Growth with Income Series, MFS Limited Maturity Series, MFS Total Return Series, SoGen Overseas Variable Fund, Van Eck Worldwide Hard Assets, Van Eck Emerging Markets Fund, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen International Growth Portfolio and Janus Aspen World Wide Growth Portfolio. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts that comprise the Account as of December 31, 1999, the results of their operations for the year ended December 31, 1999, and the changes in their net assets for the two years ended December 31, 1999, are in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Chicago, Illinois
February 24, 2000

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                               FIDELITY
                                       FEDERATED    FEDERATED    FEDERATED       FIDELITY        ASSET      FIDELITY     FIDELITY
                                      PRIME MONEY    UTILITY    HIGH INCOME    EQUITY-INCOME    MANAGER    INDEX 500    CONTRAFUND
DECEMBER 31, 1999                       FUND II      FUND II    BOND FUND II     PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO
-----------------                     -----------   ---------   ------------   -------------   ---------   ----------   ----------
ASSETS:
  Investments, at market value (see
    supplemental cost information
    below)..........................  $1,337,536    $123,711      $107,312       $628,527      $266,010    $1,819,650   $1,141,432
                                      ----------    --------      --------       --------      --------    ----------   ----------
TOTAL ASSETS........................   1,337,536     123,711       107,312        628,527       266,010     1,819,650    1,141,432
                                      ----------    --------      --------       --------      --------    ----------   ----------
LIABILITIES:
  Payable for fund withdrawals and
    surrenders......................     (26,564)       (867)           --        (13,051)           --            --     (601,696)
                                      ----------    --------      --------       --------      --------    ----------   ----------
TOTAL LIABILITIES...................     (26,564)       (867)           --        (13,051)           --            --     (601,696)
                                      ----------    --------      --------       --------      --------    ----------   ----------
NET ASSETS..........................  $1,310,972    $122,844      $107,312       $615,476      $266,010    $1,819,650   $  539,736
                                      ==========    ========      ========       ========      ========    ==========   ==========
SUPPLEMENTAL COST INFORMATION:
  Investments, at cost..............  $1,310,972    $122,453      $109,593       $623,780      $247,427    $1,879,231   $1,080,717
                                      ==========    ========      ========       ========      ========    ==========   ==========

                                      VAN ECK    JANUS ASPEN      JANUS
                                      EMERGING     CAPITAL        ASPEN
                                      MARKETS    APPRECIATION    GROWTH
DECEMBER 31, 1999                       FUND      PORTFOLIO     PORTFOLIO
-----------------                     --------   ------------   ---------
ASSETS:
  Investments, at market value (see
    supplemental cost information
    below)..........................  $85,808      $231,654     $118,851
                                      -------      --------     --------
TOTAL ASSETS........................   85,808       231,654      118,851
                                      -------      --------     --------
LIABILITIES:
  Payable for fund withdrawals and
    surrenders......................       --            --           --
                                      -------      --------     --------
TOTAL LIABILITIES...................       --            --           --
                                      -------      --------     --------
NET ASSETS..........................  $85,808      $231,654     $118,851
                                      =======      ========     ========
SUPPLEMENTAL COST INFORMATION:
  Investments, at cost..............  $60,834      $192,395     $102,538
                                      =======      ========     ========

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

              STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)

                  JANUS                       JANUS        THE ALGER                   THE ALGER                           MFS
      JANUS       ASPEN      JANUS ASPEN      ASPEN         AMERICAN      THE ALGER    AMERICAN      MFS                  GROWTH
      ASPEN     FLEXIBLE    INTERNATIONAL   WORLD WIDE       SMALL         AMERICAN     MIDCAP     EMERGING     MFS        WITH
    BALANCED     INCOME        GROWTH         GROWTH     CAPITALIZATION     GROWTH      GROWTH      GROWTH    RESEARCH    INCOME
    PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO    SERIES     SERIES     SERIES
    ---------   ---------   -------------   ----------   --------------   ----------   ---------   --------   --------   --------
     $12,165      $217         $31,404       $94,996        $306,155      $1,359,820   $457,509    $915,394   $428,976   $502,242
     -------      ----         -------       -------        --------      ----------   --------    --------   --------   --------
      12,165       217          31,404        94,996         306,155       1,359,820    457,509     915,394    428,976    502,242
     -------      ----         -------       -------        --------      ----------   --------    --------   --------   --------
         (23)       (1)            (14)           --         (14,699)             --     (3,400)         (8)    (2,698)      (373)
     -------      ----         -------       -------        --------      ----------   --------    --------   --------   --------
         (23)       (1)            (14)           --         (14,699)             --     (3,400)         (8)    (2,698)      (373)
     -------      ----         -------       -------        --------      ----------   --------    --------   --------   --------
     $12,142      $216         $31,390       $94,996        $291,456      $1,359,820   $454,109    $915,386   $426,278   $501,869
     =======      ====         =======       =======        ========      ==========   ========    ========   ========   ========
     $11,102      $215         $26,521       $77,201        $253,752      $1,193,861   $387,900    $686,138   $348,548   $466,568
     =======      ====         =======       =======        ========      ==========   ========    ========   ========   ========

                                       VAN ECK
       MFS        MFS       SOGEN     WORLDWIDE
     LIMITED     TOTAL     OVERSEAS     HARD
     MATURITY    RETURN    VARIABLE    ASSETS
      SERIES     SERIES      FUND       FUND
     --------   --------   --------   ---------
     $77,690    $341,613   $288,735    $23,391
     -------    --------   --------    -------
      77,690     341,613    288,735     23,391
     -------    --------   --------    -------
      (4,181)         --         --        (26)
     -------    --------   --------    -------
      (4,181)         --         --        (26)
     -------    --------   --------    -------
     $73,509    $341,613   $288,735    $23,365
     =======    ========   ========    =======
     $77,882    $350,610   $247,934    $22,339
     =======    ========   ========    =======

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                                             FIDELITY    FIDELITY
                                     FEDERATED    FEDERATED    FEDERATED      EQUITY-      ASSET     FIDELITY     FIDELITY
FOR THE YEAR ENDED                  PRIME MONEY    UTILITY    HIGH INCOME     INCOME      MANAGER    INDEX 500   CONTRAFUND
DECEMBER 31, 1999                     FUND II      FUND II    BOND FUND II   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------                  -----------   ---------   ------------   ---------   ---------   ---------   ----------
Investment income:
  Dividend income.................   $ 34,277      $ 5,412      $  6,010     $ 18,590     $13,097    $   8,382   $  16,984
                                     --------      -------      --------     --------     -------    ---------   ---------
                                       34,277        5,412         6,010       18,590      13,097        8,382      16,984
                                     --------      -------      --------     --------     -------    ---------   ---------
Expenses:
  Mortality and expense risk
    charges.......................      6,667          803           750        4,465       1,936        9,965       6,231
  Policy fees/Cost of insurance...     75,698       10,867        12,804       52,685      20,302      135,236      78,259
                                     --------      -------      --------     --------     -------    ---------   ---------
                                       82,365       11,670        13,554       57,150      22,238      145,201      84,490
                                     --------      -------      --------     --------     -------    ---------   ---------
  NET INVESTMENT INCOME (LOSS)....    (48,088)      (6,258)       (7,544)     (38,560)     (9,141)    (136,819)    (67,506)
Investment gains and (losses):
  Net realized gains (losses).....         --          750        (2,687)       4,507       6,698       69,785     142,245
  Net unrealized gains (losses)...         --       (3,365)       (2,743)     (22,236)     11,758     (105,956)   (584,391)
                                     --------      -------      --------     --------     -------    ---------   ---------
  NET REALIZED AND UNREALIZED
    INVESTMENT GAINS (LOSSES).....         --       (2,615)       (5,430)     (17,729)     18,456      (36,171)   (442,146)
                                     --------      -------      --------     --------     -------    ---------   ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS......................   $(48,088)     $(8,873)     $(12,974)    $(56,289)    $ 9,315    $(172,990)  $(509,652)
                                     ========      =======      ========     ========     =======    =========   =========

                                    VAN ECK    JANUS ASPEN      JANUS       JANUS
                                    EMERGING     CAPITAL        ASPEN       ASPEN
FOR THE YEAR ENDED                  MARKETS    APPRECIATION    GROWTH     BALANCED
DECEMBER 31, 1999                     FUND      PORTFOLIO     PORTFOLIO   PORTFOLIO
------------------                  --------   ------------   ---------   ---------
Investment income:
  Dividend income.................       --           --            --         --
                                    -------      -------       -------     ------
                                         --           --            --         --
                                    -------      -------       -------     ------
Expenses:
  Mortality and expense risk
    charges.......................  $   167      $   453       $   133     $   12
  Policy fees/Cost of insurance...    6,146        1,330           684        137
                                    -------      -------       -------     ------
                                      6,313        1,783           817        149
                                    -------      -------       -------     ------
  NET INVESTMENT INCOME (LOSS)....   (6,313)      (1,783)         (817)      (149)
Investment gains and (losses):
  Net realized gains (losses).....    6,510       23,381          (237)        11
  Net unrealized gains (losses)...   25,767       39,259        16,313      1,040
                                    -------      -------       -------     ------
  NET REALIZED AND UNREALIZED
    INVESTMENT GAINS (LOSSES).....   32,277       62,640        16,076      1,051
                                    -------      -------       -------     ------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS......................  $25,964      $60,857       $15,259     $  902
                                    =======      =======       =======     ======

                 See accompanying Notes to Financial Statements

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT
                    STATEMENTS OF OPERATIONS -- (CONTINUED)

      JANUS                       JANUS        THE ALGER                  THE ALGER                           MFS
      ASPEN      JANUS ASPEN      ASPEN         AMERICAN      THE ALGER   AMERICAN      MFS                  GROWTH      MFS
    FLEXIBLE    INTERNATIONAL   WORLD WIDE       SMALL        AMERICAN     MIDCAP     EMERGING     MFS        WITH     LIMITED
     INCOME        GROWTH         GROWTH     CAPITALIZATION    GROWTH      GROWTH      GROWTH    RESEARCH    INCOME    MATURITY
    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO   PORTFOLIO    SERIES     SERIES     SERIES     SERIES
    ---------   -------------   ----------   --------------   ---------   ---------   --------   --------   --------   --------
        --              --            --        $16,693       $ 62,822     $38,874          --   $  2,935   $  1,986   $ 4,218
      ----         -------       -------        -------       --------     -------    --------   --------   --------   -------
        --              --            --         16,693         62,822      38,874          --      2,935      1,986     4,218
      ----         -------       -------        -------       --------     -------    --------   --------   --------   -------
        --         $    58       $   157          1,619          7,580       2,650    $  4,133      3,363      3,016       586
      $ 38             293           651         21,221         90,363      30,100      58,872     36,824     39,310     8,706
      ----         -------       -------        -------       --------     -------    --------   --------   --------   -------
        38             351           808         22,840         97,943      32,750      63,005     40,187     42,326     9,292
      ----         -------       -------        -------       --------     -------    --------   --------   --------   -------
       (38)           (351)         (808)        (6,147)       (35,121)      6,124     (63,005)   (37,252)   (40,340)   (5,074)
        --          11,007        11,697         23,168         77,813       9,208      23,492     10,097      5,229      (210)
         1           4,869        17,795         27,800        122,720      43,822     188,807     59,131     18,997    (3,124)
      ----         -------       -------        -------       --------     -------    --------   --------   --------   -------
         1          15,876        29,492         50,968        200,533      53,030     212,299     69,228     24,226    (3,334)
      ----         -------       -------        -------       --------     -------    --------   --------   --------   -------
      $(37)        $15,525       $28,684        $44,821       $165,412     $59,154    $149,294   $ 31,976   $(16,114)  $(8,408)
      ====         =======       =======        =======       ========     =======    ========   ========   ========   =======

                            VAN ECK
       MFS       SOGEN     WORLDWIDE
      TOTAL     OVERSEAS     HARD
      RETURN    VARIABLE    ASSETS
      SERIES      FUND       FUND
     --------   --------   ---------
     $ 12,074   $  3,304    $   190
     --------   --------    -------
       12,074      3,304        190
     --------   --------    -------
        2,243      2,004        154
       26,801     31,183      2,422
     --------   --------    -------
       29,044     33,187      2,576
     --------   --------    -------
      (16,970)   (29,883)    (2,386)
        4,670     38,990        760
      (14,859)    42,033      1,839
     --------   --------    -------
      (10,189)    81,023      2,599
     --------   --------    -------
     $(27,159)  $ 51,140    $   213
     ========   ========    =======

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         FEDERATED    FIDELITY    FIDELITY
                               FEDERATED    FEDERATED   HIGH INCOME    EQUITY-      ASSET      FIDELITY     FIDELITY
FOR THE YEAR ENDED            PRIME MONEY    UTILITY       BOND        INCOME      MANAGER    INDEX 500    CONTRAFUND
DECEMBER 31, 1999               FUND II      FUND II      FUND II     PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
------------------            -----------   ---------   -----------   ---------   ---------   ----------   ----------
From operations:
  Net investment income
    (loss)..................  $  (48,088)   $ (6,258)    $ (7,544)    $(38,560)   $ (9,141)   $ (136,819)  $ (67,506)
  Net realized and
    unrealized investment
    gains (losses)..........          --      (2,615)      (5,430)     (17,729)     18,456       (36,171)   (442,146)
                              ----------    --------     --------     --------    --------    ----------   ---------
  Change in net assets
    resulting from
    operations..............     (48,088)     (8,873)     (12,974)     (56,289)      9,315      (172,990)   (509,652)
                              ----------    --------     --------     --------    --------    ----------   ---------
From capital transactions:
  Net premiums/deposits.....   1,215,907      85,733       78,714      410,539     148,962     1,212,597     672,068
  Surrenders and
    withdrawals.............      (1,542)         19         (941)       1,122        (523)       (9,452)     (3,707)
  Transfers in (out of)
    subaccounts, net -- Note
    1.......................    (702,832)     (3,776)     (22,988)     (39,350)     22,540       369,492      53,687
                              ----------    --------     --------     --------    --------    ----------   ---------
    Change in net assets
      resulting from capital
      transactions..........     511,533      81,976       54,785      372,311     170,979     1,572,637     722,048
                              ----------    --------     --------     --------    --------    ----------   ---------
Increase in net assets......     463,445      73,103       41,811      316,022     180,294     1,399,647     212,396
Net assets at beginning of
  period....................     847,527      49,741       65,501      299,454      85,716       420,003     327,340
                              ----------    --------     --------     --------    --------    ----------   ---------
NET ASSETS AT END OF
  PERIOD....................  $1,310,972    $122,844     $107,312     $615,476    $266,010    $1,819,650   $ 539,736
                              ==========    ========     ========     ========    ========    ==========   =========
NET ASSET VALUE PER UNIT AT
  END OF PERIOD.............  $     1.00    $  14.35     $  10.24     $  25.71    $  18.67    $   167.41   $   29.15
                              ==========    ========     ========     ========    ========    ==========   =========
UNITS OUTSTANDING AT END OF
  PERIOD....................   1,310,972       8,561       10,480       23,939      14,248        10,869      18,516
                              ==========    ========     ========     ========    ========    ==========   =========

                                THE ALGER                   THE ALGER
                                 AMERICAN      THE ALGER    AMERICAN      MFS
                                  SMALL         AMERICAN     MIDCAP     EMERGING
FOR THE YEAR ENDED            CAPITALIZATION     GROWTH      GROWTH      GROWTH
DECEMBER 31, 1999               PORTFOLIO      PORTFOLIO    PORTFOLIO    SERIES
------------------            --------------   ----------   ---------   --------
From operations:
  Net investment income
    (loss)..................     $ (6,147)     $  (35,121)  $  6,124    $(63,005)
  Net realized and
    unrealized investment
    gains (losses)..........       50,968         200,533     53,030     212,299
                                 --------      ----------   --------    --------
  Change in net assets
    resulting from
    operations..............       44,821         165,412     59,154     149,294
                                 --------      ----------   --------    --------
From capital transactions:
  Net premiums/deposits.....      149,226         813,146    190,974     344,008
  Surrenders and
    withdrawals.............       (1,485)        (25,742)      (972)     (3,708)
  Transfers in (out of)
    subaccounts, net -- Note
    1.......................      (32,320)        126,761     36,116     139,533
                                 --------      ----------   --------    --------
    Change in net assets
      resulting from capital
      transactions..........      115,421         914,165    226,118     479,833
                                 --------      ----------   --------    --------
Increase in net assets......      160,242       1,079,577    285,272     629,127
Net assets at beginning of
  period....................     $131,214         280,243    168,837     286,259
                                 --------      ----------   --------    --------
NET ASSETS AT END OF
  PERIOD....................     $291,456      $1,359,820   $454,109    $915,386
                                 ========      ==========   ========    ========
NET ASSET VALUE PER UNIT AT
  END OF PERIOD.............     $  55.15      $    64.38   $  32.23    $  37.94
                                 ========      ==========   ========    ========
UNITS OUTSTANDING AT END OF
  PERIOD....................        5,285          21,122     14,090      24,127
                                 ========      ==========   ========    ========

                 See accompanying Notes to Financial Statements

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

               STATEMENTS OF CHANGES IN NET ASSETS --(CONTINUED)

                 MFS                                        VAN ECK                                                        JANUS
                GROWTH      MFS        MFS       SOGEN     WORLDWIDE   VAN ECK    JANUS ASPEN      JANUS       JANUS       ASPEN
      MFS        WITH     LIMITED     TOTAL     OVERSEAS     HARD      EMERGING     CAPITAL        ASPEN       ASPEN     FLEXIBLE
    RESEARCH    INCOME    MATURITY    RETURN    VARIABLE    ASSETS     MARKETS    APPRECIATION    GROWTH     BALANCED     INCOME
     SERIES     SERIES     SERIES     SERIES      FUND       FUND        FUND      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
    --------   --------   --------   --------   --------   ---------   --------   ------------   ---------   ---------   ---------
    $(37,252)  $(40,340)  $ (5,074)  $(16,970)  $(29,883)   $(2,386)   $(6,313)     $ (1,783)    $   (817)    $  (149)    $  (38)
      69,228     24,226     (3,334)   (10,189)    81,023      2,599     32,277        62,640       16,076       1,051          1
    --------   --------   --------   --------   --------    -------    -------      --------     --------     -------     ------
      31,976    (16,114)    (8,408)   (27,159)    51,140        213     25,964        60,857       15,259         902        (37)
    --------   --------   --------   --------   --------    -------    -------      --------     --------     -------     ------
     187,325    301,314     42,954    243,333     94,031     14,568     40,337       170,800      103,592      11,240        253
      (1,274)    (2,829)      (315)      (547)     2,448        (75)    (1,098)           --           --          --         --
       2,955      8,922    (14,192)    (2,322)     6,797     (1,744)     1,766            (3)          --          --         --
    --------   --------   --------   --------   --------    -------    -------      --------     --------     -------     ------
     189,006    307,407     28,447    240,464    103,276     12,749     41,005       170,797      103,592      11,240        253
    --------   --------   --------   --------   --------    -------    -------      --------     --------     -------     ------
     220,982    291,293     20,039    213,305    154,416     12,962     66,969       231,654      118,851      12,142        216
     205,296    210,576     53,470    128,308    134,319     10,403     18,839            --           --          --         --
    --------   --------   --------   --------   --------    -------    -------      --------     --------     -------     ------
    $426,278   $501,869   $ 73,509   $341,613   $288,735    $23,365    $85,808      $231,654     $118,851     $12,142     $  216
    ========   ========   ========   ========   ========    =======    =======      ========     ========     =======     ======
    $  23.34   $  21.31   $   9.81   $  17.75   $  14.18    $ 10.96    $ 14.26      $  33.17     $  33.65     $ 27.92     $11.42
    ========   ========   ========   ========   ========    =======    =======      ========     ========     =======     ======
      18,264     23,551      7,493     19,245     20,362      2,132      6,017         6,984        3,532         435         19
    ========   ========   ========   ========   ========    =======    =======      ========     ========     =======     ======

                       JANUS
      JANUS ASPEN      ASPEN
     INTERNATIONAL   WORLD WIDE
        GROWTH         GROWTH
       PORTFOLIO     PORTFOLIO
     -------------   ----------
        $  (351)      $  (808)
         15,876        29,492
        -------       -------
         15,525        28,684
        -------       -------
         15,865        66,312
             --            --
             --            --
        -------       -------
         15,865        66,312
        -------       -------
         31,390        94,996
             --            --
        -------       -------
        $31,390       $94,996
        =======       =======
        $ 38.67       $ 47.75
        =======       =======
            812         1,989
        =======       =======

                 See accompanying Notes to Financial Statements

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

               STATEMENTS OF CHANGES IN NET ASSETS --(CONTINUED)

                                                                        FEDERATED
                                               FEDERATED                  HIGH      FIDELITY    FIDELITY
                                                 PRIME      FEDERATED    INCOME      EQUITY       ASSET     FIDELITY     FIDELITY
FOR THE YEAR ENDED                               MONEY       UTILITY      BOND       INCOME      MANAGER    INDEX 500   CONTRAFUND
DECEMBER 31, 1998                               FUND II      FUND II     FUND II    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------                             ----------   ---------   ---------   ---------   ---------   ---------   ----------
From operations:
  Net investment income (loss)...............  $  (14,476)   $(3,056)    $(5,532)   $(22,666)    $(6,180)   $(38,788)    $(22,765)
  Net realized and unrealized investment
    gains (losses)...........................          --      3,330         192      11,559       6,583      46,453       46,063
                                               ----------    -------     -------    --------     -------    --------     --------
    Change in net assets resulting from
      operations.............................     (14,476)       274      (5,340)    (11,107)        403       7,665       23,298
                                               ----------    -------     -------    --------     -------    --------     --------
From capital transactions:
  Net premiums/deposits......................   1,100,864     36,000      58,181     263,891      61,909     327,244      246,088
  Surrenders and withdrawals.................        (572)       (83)       (165)     (2,423)       (129)     (6,058)      (1,201)
  Transfers in (out of) subaccounts, net --
    Note 1...................................    (303,884)      (229)      8,694      22,472      16,042      50,804       36,435
                                               ----------    -------     -------    --------     -------    --------     --------
    Change in net assets resulting from
      capital transactions...................     796,408     35,688      66,710     283,940      77,822     371,990      281,322
                                               ----------    -------     -------    --------     -------    --------     --------
Increase (decrease) in net assets............     781,932     35,962      61,370     272,833      78,225     379,655      304,620
Net assets at beginning of period............      65,595     13,779       4,131      26,621       7,491      40,348       22,720
                                               ----------    -------     -------    --------     -------    --------     --------
NET ASSETS AT END OF PERIOD..................  $  847,527    $49,741     $65,501    $299,454     $85,716    $420,003     $327,340
                                               ==========    =======     =======    ========     =======    ========     ========
NET ASSET VALUE PER UNIT AT END OF PERIOD....  $     1.00    $ 15.27     $ 10.92    $  25.42     $ 18.16    $ 141.25     $  24.44
                                               ==========    =======     =======    ========     =======    ========     ========
UNITS OUTSTANDING AT END OF PERIOD...........     847,527      3,257       5,998      11,780       4,720       2,973       13,394
                                               ==========    =======     =======    ========     =======    ========     ========

                                                 THE ALGER                  THE ALGER
                                                  AMERICAN      THE ALGER   AMERICAN
                                                   SMALL        AMERICAN     MIDCAP
FOR THE YEAR ENDED                             CAPITALIZATION    GROWTH      GROWTH
DECEMBER 31, 1998                                PORTFOLIO      PORTFOLIO   PORTFOLIO
------------------                             --------------   ---------   ---------
From operations:
  Net investment income (loss)...............     $ (3,424)     $ (6,097)   $ (9,436)
  Net realized and unrealized investment
    gains (losses)...........................        4,449        44,836      22,499
                                                  --------      --------    --------
    Change in net assets resulting from
      operations.............................        1,025        38,739      13,063
                                                  --------      --------    --------
From capital transactions:
  Net premiums/deposits......................       88,005       171,948     119,140
  Surrenders and withdrawals.................         (313)       (1,636)     (1,360)
  Transfers in (out of) subaccounts, net --
    Note 1...................................       26,949        37,058      26,519
                                                  --------      --------    --------
    Change in net assets resulting from
      capital transactions...................      114,641       207,370     144,299
                                                  --------      --------    --------
Increase (decrease) in net assets............      115,666       246,109     157,362
Net assets at beginning of period............       15,548        34,134      11,475
                                                  --------      --------    --------
NET ASSETS AT END OF PERIOD..................     $131,214      $280,243    $168,837
                                                  ========      ========    ========
NET ASSET VALUE PER UNIT AT END OF PERIOD....     $  43.97      $  53.22    $  28.87
                                                  ========      ========    ========
UNITS OUTSTANDING AT END OF PERIOD...........        2,984         5,266       5,848
                                                  ========      ========    ========

                 See accompanying Notes to Financial Statements

                      VALLEY FORGE LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

               STATEMENTS OF CHANGES IN NET ASSETS --(CONTINUED)

                            MFS                                        VAN ECK
      MFS                  GROWTH      MFS        MFS       SOGEN     WORLDWIDE   VAN ECK
    EMERGING     MFS        WITH     LIMITED     TOTAL     OVERSEAS     HARD      EMERGING
     GROWTH    RESEARCH    INCOME    MATURITY    RETURN    VARIABLE    ASSETS     MARKETS
     SERIES     SERIES     SERIES     SERIES     SERIES      FUND       FUND        FUND
    --------   --------   --------   --------   --------   --------   ---------   --------
    $(22,642)  $(15,787)  $(18,580)  $(4,763)   $ (5,524)  $(14,549)   $  (417)   $(3,614)
      40,816     18,836     12,276      (499)      6,093     (3,210)    (3,800)    (3,708)
    --------   --------   --------   -------    --------   --------    -------    -------
      18,174      3,049     (6,304)   (5,262)        569    (17,759)    (4,217)    (7,322)
    --------   --------   --------   -------    --------   --------    -------    -------
     214,349    173,364    141,269    47,751      97,181    135,934      9,690     20,390
        (734)    (2,718)    (2,367)     (363)       (194)    (2,482)      (156)      (296)
      27,749     11,059     51,081        (7)     28,785      5,437       (816)      (690)
    --------   --------   --------   -------    --------   --------    -------    -------
     241,364    181,705    189,983    47,381     125,772    138,889      8,718     19,404
    --------   --------   --------   -------    --------   --------    -------    -------
     259,538    184,754    183,679    42,119     126,341    121,130      4,501     12,082
      26,721     20,542     26,897    11,351       1,967     13,189      5,902      6,757
    --------   --------   --------   -------    --------   --------    -------    -------
    $286,259   $205,296   $210,576   $53,470    $128,308   $134,319    $10,403    $18,839
    ========   ========   ========   =======    ========   ========    =======    =======
    $  21.47   $  19.05   $  20.11   $ 10.16    $  18.12   $  10.07    $  9.20    $  7.12
    ========   ========   ========   =======    ========   ========    =======    =======
      13,333     10,777     10,471     5,263       7,081     13,339      1,131      2,646
    ========   ========   ========   =======    ========   ========    =======    =======

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         VARIABLE LIFE SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

NOTE 1. ORGANIZATION

     Valley Forge Life Insurance Company Variable Life Separate Account ("Variable Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Valley Forge Life Insurance Company ("VFL"). The Variable Account began operations on February 24, 1997. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty"), which is wholly-owned by CNA Financial Corporation ("CNA"). Loews Corporation owns approximately 86% of the outstanding common stock of CNA.

     VFL sells a wide range of life insurance products, including the Capital Select variable life policy ("Policy"). Under the terms of the Policy, policyowners select where the net premium payments of the Policy are invested. The policyowner may choose to invest in either the Variable Account, the fixed account ("Fixed Account") or both the Variable Account and Fixed Account. Policyholders who invest in the Variable Account are hereinafter referred to as the contractholder.

     The Variable Account currently offers 24 subaccounts each of which invests in shares of a corresponding fund ("Fund"), in which the contractholders bear all of the investment risk. Each Fund is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by an investment advisor ("Investment Advisor") which is registered with the Securities and Exchange Commission. The Investment Advisors and subaccounts are identified here.

INVESTMENT ADVISOR:
  FUND/SUBACCOUNT

FEDERATED ADVISERS:
  Federated Prime Money Fund II
  Federated Utility Fund II
  Federated High Income Bond Fund II

FIDELITY MANAGEMENT &
  RESEARCH COMPANY:
  Fidelity Variable Insurance Products
     Fund Equity-Income Portfolio
     ("Fidelity Equity-Income Portfolio")
  Fidelity Variable Insurance Products
     Fund II Asset Manager Portfolio
     ("Fidelity Asset Manager Portfolio")
  Fidelity Variable Insurance Products
     Fund II Index 500 Portfolio
     ("Fidelity Index 500 Portfolio")
  Fidelity Variable Insurance Products
     Fund II Contrafund Portfolio
     ("Fidelity Contrafund Portfolio")

FRED ALGER MANAGEMENT, INC.:
  The Alger American Small Capitalization
     Portfolio
  The Alger American Growth Portfolio
  The Alger American MidCap Growth
     Portfolio

MASSACHUSETTS FINANCIAL
  SERVICES COMPANY:
  MFS Emerging Growth Series
  MFS Research Series
  MFS Growth With Income Series
  MFS Limited Maturity Series
     (closed to new investments)
  MFS Total Return Series

SOCIETE GENERALE ASSET
  MANAGEMENT CORP.:
  SoGen Overseas Variable Fund

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         VARIABLE LIFE SEPARATE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS --(CONTINUED)
                               DECEMBER 31, 1999

INVESTMENT ADVISOR:
  FUND/SUBACCOUNT

VAN ECK ASSOCIATES CORPORATION:
  Van Eck Worldwide Hard Assets Fund
  Van Eck Emerging Markets Fund

JANUS CAPITAL CORPORATION --
  INSTITUTIONAL CLASS:
  Janus Aspen Capital Appreciation Portfolio
  Janus Aspen Growth Portfolio
  Janus Aspen Balanced Portfolio
  Janus Aspen Flexible Income Portfolio
  Janus Aspen International Growth Portfolio
  Janus Aspen World Wide Growth Portfolio

     The Fixed Account is part of the general account of VFL and is an investment option available to contractholders. The Fixed Account has not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. The accompanying financial statements do not reflect amounts invested in the Fixed Account.

     The assets of the Variable Account are segregated from VFL's general account and other separate accounts. The contractholder (before the maturity date, while the contractholder is still living or the policy is in force), may transfer all or part of any subaccount value to another subaccount(s) or to the Fixed Account, or transfer all or part of amounts in the Fixed Account to any subaccount(s). The MFS Limited Maturity Series subaccount is not available to receive transfers from new participants as of May 1, 1999.

               NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS -- Investments consist of shares of the Funds and are stated at fair value based on quoted market prices. Changes in the difference between market value and cost are reflected as net unrealized gains (losses) in the statement of operations.

     INVESTMENT INCOME -- Investment income consists of dividends declared by the Funds which are recognized on the date of record.

     REALIZED INVESTMENT GAINS AND LOSSES -- Realized investment gains and losses represent the difference between the proceeds from sales of shares of the Funds held by the Variable Account and the cost of such shares, which are determined using the first-in first-out cost method.

     FEDERAL INCOME TAXES -- Net investment income and realized gains and losses on investments of the Variable Account are taxable to contractholders generally upon distribution. Accordingly, no provision for income taxes has been recorded in the accompanying financial statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         VARIABLE LIFE SEPARATE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS --(CONTINUED)
                               DECEMBER 31, 1999

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the opinion of Variable Account's management, these statements include all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial position, results of operations and changes in net assets in the accompanying financial statements.

                         NOTE 3. CHARGES AND DEDUCTIONS

     Monthly deductions are made from each contractholder's account under the terms of the Policy to compensate VFL for certain administration expenses. The policy fee is $6 per month. In addition, in the first year of a policy another $20 per month is deducted. Furthermore, in the event of an increase to the death benefit of the Policy, an additional fee of $10 per month is deducted for the twelve months subsequent to the death benefit increase. A deduction is also made for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is based on the sex, attained age, issue age, risk class, and number of years that the policy or increment of specified amount has been in force. All of the foregoing charges are deducted from the contractholder's investment in the Fixed Account and the subaccounts of the Variable Account in proportion to the contractholder's investments in such accounts.

     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the policy. The daily charge is equal to an annual rate of 0.90% of the net assets of the Variable Account during the first 10 policy years and an annual rate of 0.45% of the net assets of the Variable Account during policy years 11 and thereafter.

     VFL deducts an amount equal to 3.5% from each premium payment (deposit) made by the contractholder to cover federal tax liabilities and state and local premium taxes. An additional deduction for sales charges is made from premium payments (deposits). Such deduction is made under the terms of the Policy and ranges from 2% to 4% of the premium payments (deposits). Net premiums after these deductions are invested in the mutual funds.

     VFL permits 12 transfers between and among the subaccounts (one of which can be applied to the Fixed Account) per policy year without an assessment of a fee. For each additional transfer, VFL charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         VARIABLE LIFE SEPARATE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS --(CONTINUED)
                               DECEMBER 31, 1999

                      NOTE 4. DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. VFL believes, based on the prospectuses of each of the Funds that the Variable Account participates in, that the mutual funds satisfy the diversification requirement of the regulations.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND STOCKHOLDER
VALLEY FORGE LIFE INSURANCE COMPANY

     We have audited the accompanying balance sheets of Valley Forge Life Insurance Company (a wholly-owned subsidiary of Continental Assurance Company, which is a wholly-owned subsidiary of Continental Casualty Company, a wholly owned subsidiary of CNA Financial Corporation, an affiliate of Loew's Corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Valley Forge Life Insurance Company as of December 31, 1999 and 1998, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

     As discussed in Note 12 to the financial statements, the Company changed its method of accounting for liabilities for insurance-related assessments in 1999.

Deloitte & Touche LLP

Chicago, Illinois
February 23, 2000

                      VALLEY FORGE LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
                                                              (IN THOUSANDS OF DOLLARS)
ASSETS:
  Investments:
  Fixed maturities available-for-sale (amortized cost:
    $548,444 and $454,635)..................................  $  530,512    $  460,516
  Equity securities available-for-sale (cost: $0 and
    $981)...................................................          51         2,218
  Policy loans..............................................      93,575        74,150
  Other invested assets.....................................         433           485
  Short-term investments....................................      24,714        81,418
                                                              ----------    ----------
         TOTAL INVESTMENTS..................................     649,285       618,787
Cash........................................................       3,529         3,750
Receivables:
  Reinsurance...............................................   2,414,553     2,119,897
  Premium and other.........................................      82,852        76,690
  Less allowance for doubtful accounts......................         (12)          (26)
Deferred acquisition costs..................................     127,297       111,963
Accrued investment income...................................      11,066         7,721
Receivables for securities sold.............................       2,426            --
Federal income tax recoverable..............................       4,316            --
Other.......................................................       4,883           902
Separate Account business...................................     209,183        73,745
                                                              ----------    ----------
         TOTAL ASSETS.......................................  $3,509,378    $3,013,429
                                                              ==========    ==========

LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Insurance reserves:
    Future policy benefits..................................  $2,751,396    $2,438,305
    Claims and claim expenses...............................     139,653        93,001
    Policyholders' funds....................................      43,466        42,746
Payables for securities purchased...........................       2,421           370
Federal income taxes payable................................          --         6,468
Deferred income taxes.......................................       2,694         6,213
Due to affiliates...........................................      12,435         1,946
Commissions and other payables..............................      95,976        86,815
Separate Account business...................................     209,183        73,745
                                                              ----------    ----------
         TOTAL LIABILITIES..................................   3,257,224     2,749,609
                                                              ----------    ----------
Commitments and contingent liabilities
Stockholder's Equity
  Common stock ($50 par value; Authorized -- 200,000 shares;
    Issued -- 50,000 shares)................................       2,500         2,500
  Additional paid-in capital................................      69,150        69,150
  Retained earnings.........................................     191,464       187,683
  Accumulated other comprehensive income (loss).............     (10,960)        4,487
                                                              ----------    ----------
         TOTAL STOCKHOLDER'S EQUITY.........................     252,154       263,820
                                                              ----------    ----------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.........  $3,509,378    $3,013,429
                                                              ==========    ==========

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS

                                                      YEAR ENDED DECEMBER 31
                                                  ------------------------------
                                                    1999       1998       1997
                                                  --------   --------   --------
                                                    (IN THOUSANDS OF DOLLARS)
Revenues:
  Premiums......................................  $310,719   $315,599   $332,172
  Net investment income.........................    39,148     35,539     29,913
  Realized investment gains (losses)............   (19,081)    16,967      4,200
  Other.........................................     4,545      7,959      6,872
                                                  --------   --------   --------
                                                   335,331    376,064    373,157
                                                  --------   --------   --------
Benefits and expenses:
  Insurance claims and policyholders'
     benefits...................................   291,547    301,900    307,207
  Amortization of deferred acquisition costs....    13,942     11,807     11,818
  Other operating expenses......................    23,740     35,813     33,505
                                                  --------   --------   --------
                                                   329,229    349,520    352,530
                                                  --------   --------   --------
  Income before income tax expense and
     cumulative effect of change in accounting
     principle..................................     6,102     26,544     20,627
Income tax expense..............................     2,087      9,091      7,297
                                                  --------   --------   --------
  Income before cumulative effect of change in
     accounting principle.......................     4,015     17,453     13,330
  Cumulative effect of change in accounting
     principle, net of tax -- Note 12...........       234         --         --
                                                  --------   --------   --------
          NET INCOME............................  $  3,781   $ 17,453   $ 13,330
                                                  ========   ========   ========

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                             ACCUMULATED
                                                                                OTHER
                                    ADDITIONAL   COMPREHENSIVE              COMPREHENSIVE       TOTAL
                           COMMON    PAID-IN        INCOME       RETAINED      INCOME       STOCKHOLDER'S
                           STOCK     CAPITAL        (LOSS)       EARNINGS      (LOSS)          EQUITY
                           ------   ----------   -------------   --------   -------------   -------------
                                                     (IN THOUSANDS OF DOLLARS)
BALANCE, DECEMBER 31,
  1996...................  $2,500    $39,150                     $156,900     $    990        $199,540
Comprehensive income:
  Net income.............     --          --       $ 13,330        13,330           --          13,330
  Other comprehensive
    income...............     --          --          3,390            --        3,390           3,390
                                                   --------
Total comprehensive
  income.................                          $ 16,720
                                                   ========
BALANCE, DECEMBER 31,
  1997...................  2,500      39,150                      170,230        4,380         216,260
Capital Contribution from
  Assurance..............     --      30,000                           --           --          30,000
Comprehensive income:
  Net income.............     --          --       $ 17,453        17,453           --          17,453
  Other comprehensive
    income...............     --          --            107            --          107             107
                                                   --------
Total comprehensive
  income.................                          $ 17,560
                                                   ========
BALANCE, DECEMBER 31,
  1998...................  2,500      69,150                      187,683        4,487         263,820
Comprehensive income
  (loss):
  Net income.............     --          --       $  3,781         3,781           --           3,781
  Other comprehensive
    loss.................     --          --        (15,447)           --      (15,447)        (15,447)
                                                   --------
Total comprehensive
  loss...................                          $(11,666)
                                                   ========
BALANCE, DECEMBER 31,
  1999...................  $2,500    $69,150                     $191,464     $(10,960)       $252,154
                           ======    =======       ========      ========     ========        ========

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                  DECEMBER 31
                                                      -----------------------------------
                                                         1999         1998        1997
                                                      -----------   ---------   ---------
                                                           (IN THOUSANDS OF DOLLARS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income........................................  $     3,781   $  17,453   $  13,330
  Adjustments to reconcile net income to net cash
    flows from operating activities:
    Deferred income tax provision...................        4,924       2,058       2,581
    Realized investment losses (gains)..............       19,081     (16,967)     (4,200)
    Amortization of bond discount...................       (2,999)     (4,821)     (2,438)
    Changes in:
       Receivables, net.............................     (300,832)   (544,920)   (269,787)
       Deferred acquisition costs...................      (13,866)    (16,746)    (20,765)
       Accrued investment income....................       (3,345)     (2,476)       (300)
       Due to/from affiliates.......................      (10,489)     37,945      31,500
       Federal income taxes payable and
         receivable.................................      (10,784)        493       2,151
       Insurance reserves...........................      380,939     541,560     221,252
       Commissions and other payables and other.....       25,642     (18,804)     47,212
                                                      -----------   ---------   ---------
         Total adjustments..........................       88,271     (22,678)      7,206
                                                      -----------   ---------   ---------
         NET CASH FLOWS FROM OPERATING ACTIVITIES...       92,052      (5,225)     20,536
                                                      -----------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of fixed maturities.....................   (1,512,848)   (744,431)   (464,361)
  Proceeds from fixed maturities:
    Sales...........................................    1,339,905     741,277     278,459
    Maturities, calls and redemptions...............       58,263      33,635      45,442
  Purchases of equity securities....................           --          (5)     (1,334)
  Proceeds from sale of equity securities...........        2,647           5       2,447
  Change in short-term investments..................       59,455     (73,233)     39,301
  Change in policy loans............................      (19,424)     (7,179)     (6,704)
  Change in other invested assets...................          205         (82)       (580)
  Other, net........................................           --          --          --
                                                      -----------   ---------   ---------
         NET CASH FLOWS FROM INVESTING ACTIVITIES...      (71,797)    (50,013)   (107,330)
                                                      -----------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Receipts for investment contracts credited to
    policyholder accounts...........................       15,901      30,007     111,478
  Return of policyholder account balances on
    investment contracts............................      (36,377)    (25,584)    (24,878)
  Capital contribution from Assurance...............           --      30,000          --
                                                      -----------   ---------   ---------
         NET CASH FLOWS FROM FINANCING ACTIVITIES...      (20,476)     34,423      86,600
                                                      -----------   ---------   ---------
         NET CASH FLOWS.............................         (221)    (20,815)       (194)
Cash at beginning of period.........................        3,750      24,565      24,759
                                                      -----------   ---------   ---------
CASH AT END OF PERIOD...............................  $     3,529   $   3,750   $  24,565
                                                      ===========   =========   =========
Supplemental disclosures of cash flow information:
  Federal income taxes paid.........................  $     8,260   $   6,651   $   2,488
                                                      ===========   =========   =========

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     Valley Forge Life Insurance Company (VFL) is a wholly-owned subsidiary of Continental Assurance Company (Assurance). Assurance is a wholly-owned subsidiary of Continental Casualty Company (Casualty) which is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 86% of the outstanding common stock of CNAF.

     VFL markets and underwrites insurance products designed to satisfy the life, health insurance and retirement needs of individuals and groups. Products available in individual policy form include annuities as well as term and universal life insurance. Products available in group policy form include life, pension, accident and health insurance.

     The operations, assets and liabilities of VFL and its parent, Assurance, are managed on a combined basis. Pursuant to a Reinsurance Pooling Agreement, as amended, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This ceded business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Certain amounts applicable to prior years have been reclassified to conform to classifications followed in 1999.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INSURANCE

     PREMIUM REVENUE -- Revenues on universal life type contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Other life insurance premiums are recognized as revenue when due, after deductions for ceded insurance.

     FUTURE POLICY BENEFIT RESERVES -- Reserves for traditional life insurance products (whole and term life products) are computed based upon the net level premium method using actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 9%, and mortality, morbidity and withdrawal assumptions reflect VFL and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium paying period. Reserves for

                      VALLEY FORGE LIFE INSURANCE COMPANY
universal life-type contracts are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 4.45% to 7.25% for the three years ended December 31, 1999.

     Claim and claim expense reserves -- Claim reserves include provisions for reported claims in the course of settlement and estimates of unreported losses based upon past experience and estimates of future expenses to be incurred in settlement of claims.

     REINSURANCE -- In addition to the Reinsurance Pooling Agreement with Assurance, VFL also assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. VFL utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line with VFL's retained amount varying by type of coverage. VFL's reinsurance includes coinsurance, yearly renewable term and facultative programs. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability and future policy benefit reserves.

     DEFERRED ACQUISITION COSTS -- Cost of acquiring life insurance business are capitalized and amortized based on assumptions consistent with those used for computing future policy benefit reserves. Acquisition costs on traditional life business are amortized over the assumed premium paying periods. Universal life and annuity acquisition costs are amortized in proportion to the present value of the estimated gross profits over the products' assumed durations. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment to the unrealized gains or losses included in stockholder's equity.

INVESTMENTS

     VALUATION OF INVESTMENTS -- VFL classifies its fixed maturities and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in net investment income.

     Policy loans are carried at unpaid balances. Short-term investments, which have an original maturity of one year or less, are carried at amortized cost which approximates market value. VFL has no real estate or mortgage loans.

     VFL records its derivative securities at fair value at the reporting date and changes in fair value are reflected in realized investment gains and losses. VFL's derivatives are made up of interest rate caps and purchased options and are classified as other invested assets.

     INVESTMENT GAINS AND LOSSES -- All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturities and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes and deferred acquisition costs. Investments are written down to estimated fair

                      VALLEY FORGE LIFE INSURANCE COMPANY
values and losses are charged to income when a decline in value is considered to be other than temporary.

     SECURITIES LENDING ACTIVITIES -- VFL lends securities to unrelated parties, primarily major brokerage firms. Borrowers of these securities must deposit collateral with VFL equal to 100% of the fair value of the securities if the collateral is cash, or 102% if the collateral is securities. Cash deposits from these transactions are invested in short term investments (primarily commercial paper) and a liability is recognized for the obligation to return the collateral. VFL continues to receive the interest on loaned debt securities as beneficial owner, and accordingly, loaned debt securities are included in fixed maturity securities. VFL had no securities on loan at December 31, 1999 or 1998.

     SEPARATE ACCOUNT BUSINESS -- VFL writes certain variable annuity contracts and universal life policies. The supporting assets and liabilities of these contracts and policies are legally segregated and reflected as assets and liabilities of Separate Account business. Substantially all assets of the Separate Account business are carried at fair value. Separate Account liabilities are principally obligations due to contractholders and are carried at contract values.

INCOME TAXES

     VFL accounts for income taxes under the liability method. Under the liability method deferred income taxes are recognized for temporary differences between the financial statement and tax return bases of assets and liabilities. Temporary differences primarily relate to insurance reserves, deferred acquisition costs and net unrealized investment gains or losses.

NOTE 2. INVESTMENTS

     The significant components of net investment income are presented in the following table:

NET INVESTMENT INCOME

                                                       YEAR ENDED DECEMBER 31
                                                     ---------------------------
                                                      1999      1998      1997
                                                     -------   -------   -------
                                                      (IN THOUSANDS OF DOLLARS)
Fixed maturities -- Taxable bonds..................  $30,851   $27,150   $20,669
Equity securities..................................       54        72        72
Policy loans.......................................    4,963     4,760     4,264
Short-term investments.............................    2,969     3,803     4,885
Other..............................................      778       105       201
                                                     -------   -------   -------
                                                      39,615    35,890    30,091
Investment expense.................................      467       351       178
                                                     -------   -------   -------
          NET INVESTMENT INCOME....................  $39,148   $35,539   $29,913
                                                     =======   =======   =======

                      VALLEY FORGE LIFE INSURANCE COMPANY

     Net realized investment gains (losses) and unrealized appreciation (depreciation) in investments are set forth in the following table:

ANALYSIS OF INVESTMENT GAINS (LOSSES)

                                                         YEAR ENDED DECEMBER 31
                                                       ---------------------------
                                                         1999      1998      1997
                                                       --------   -------   ------
                                                        (IN THOUSANDS OF DOLLARS)
Realized investment gains (losses):
  Fixed maturities...................................  $(20,981)  $16,907   $3,333
  Equity securities..................................     1,667         0    1,021
  Other..............................................       233        60     (154)
                                                       --------   -------   ------
                                                        (19,081)   16,967    4,200
Income tax benefit (expense).........................     6,679    (5,938)  (1,470)
                                                       --------   -------   ------
          Net realized investment gains (losses).....   (12,402)   11,029    2,730
                                                       --------   -------   ------
Change in net unrealized investment gains (losses):
  Fixed maturities...................................   (23,813)      441    5,806
  Equity securities..................................    (1,186)      (42)    (607)
  Adjustment to deferred policy acquisition costs
     related to unrealized gains (losses) and
     other...........................................     1,235      (235)      20
                                                       --------   -------   ------
                                                        (23,764)      164    5,219
Deferred income tax (expense) benefit................     8,317       (57)  (1,829)
                                                       --------   -------   ------
          Change in net unrealized investment gains
             (losses)................................   (15,447)      107    3,390
                                                       --------   -------   ------
          NET REALIZED AND UNREALIZED INVESTMENT
             GAINS (LOSSES)..........................  $(27,849)  $11,136   $6,120
                                                       ========   =======   ======

              SUMMARY OF GROSS REALIZED INVESTMENT GAINS (LOSSES)
                   FOR FIXED MATURITIES AND EQUITY SECURITIES

                                                       YEAR ENDED DECEMBER 31
                             ---------------------------------------------------------------------------
                                      1999                      1998                      1997
                             -----------------------   -----------------------   -----------------------
                               FIXED        EQUITY       FIXED        EQUITY       FIXED        EQUITY
                             MATURITIES   SECURITIES   MATURITIES   SECURITIES   MATURITIES   SECURITIES
                             ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN THOUSANDS OF DOLLARS)
Proceeds from sales........  $1,339,905     $2,647      $741,277       $  5       $278,459      $2,447
                             ==========     ======      ========       ====       ========      ======
Gross realized gains.......  $   4,399      $1,667      $ 17,604       $ --       $  4,793      $1,113
Gross realized losses......    (25,380)         --          (697)        --         (1,460)        (92)
                             ----------     ------      --------       ----       --------      ------
    NET REALIZED GAINS
      (LOSSES) ON SALES....  $ (20,981)     $1,667      $ 16,907       $ --       $  3,333      $1,021
                             ==========     ======      ========       ====       ========      ======

                      VALLEY FORGE LIFE INSURANCE COMPANY

              ANALYSIS OF NET UNREALIZED INVESTMENT GAINS (LOSSES)
               INCLUDED IN ACCUMULATED OTHER COMPREHENSIVE INCOME

                                                            DECEMBER 31
                                      --------------------------------------------------------
                                                  1999                         1998
                                      ----------------------------   -------------------------
                                      GAINS     LOSSES      NET      GAINS    LOSSES     NET
                                      ------   --------   --------   ------   -------   ------
                                                     (IN THOUSANDS OF DOLLARS)
Fixed maturities....................  $  666   $(18,598)  $(17,932)  $6,926   $(1,045)  $5,881
Equity securities...................      51         --         51    1,237        --    1,237
Adjustment to deferred policy
  acquisition costs related to
  unrealized gains (losses) and
  other.............................   1,468       (448)     1,020       --      (215)    (215)
                                      ------   --------   --------   ------   -------   ------
                                      $2,185   $(19,046)   (16,861)  $8,163   $(1,260)   6,903
                                      ======   ========              ======   =======   ======
Deferred income tax benefit
  (expense).........................                         5,901                      (2,416)
                                                          --------                      ------
    NET UNREALIZED INVESTMENT GAINS
      (LOSSES)......................                      $(10,960)                     $4,487
                                                          ========                      ======

                   SUMMARY OF INVESTMENTS IN FIXED MATURITIES
                    AND EQUITY SECURITIES AVAILABLE FOR SALE

                                                    GROSS        GROSS
                                      AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                        COST        GAINS        LOSSES      VALUE
                                      ---------   ----------   ----------   --------
                                                (IN THOUSANDS OF DOLLARS)
DECEMBER 31, 1998
U.S. Treasuries and obligations of
  government agencies...............  $253,041      $   --      $ 6,988     $246,053
Asset-backed securities.............   107,275          50        4,200      103,125
Corporate securities................   164,140          98        6,914      157,324
Other debt securities...............    23,988         518          496       24,010
                                      --------      ------      -------     --------
          Total fixed maturities....   548,444         666       18,598      530,512
Equity securities...................        --          51           --           51
                                      --------      ------      -------     --------
          TOTAL.....................  $548,444      $  717      $18,598     $530,563
                                      ========      ======      =======     ========
DECEMBER 31, 1998
U.S. Treasuries and obligations of
  government agencies...............  $223,743      $1,601      $   563     $224,781
Asset-backed securities.............   109,207       1,163          180      110,190
Corporate securities................    98,466       2,512           81      100,897
Other debt securities...............    23,219       1,650          221       24,648
                                      --------      ------      -------     --------
          Total fixed maturities....   454,635       6,926        1,045      460,516
Equity securities...................       981       1,237           --        2,218
                                      --------      ------      -------     --------
          Total.....................  $455,616      $8,163      $ 1,045     $462,734
                                      ========      ======      =======     ========

                      VALLEY FORGE LIFE INSURANCE COMPANY

       SUMMARY OF INVESTMENTS IN FIXED MATURITIES BY CONTRACTUAL MATURITY

                                                               DECEMBER 31, 1999
                                                              --------------------
                                                              AMORTIZED     FAIR
                                                                COST       VALUE
                                                              ---------   --------
                                                                (IN THOUSANDS OF
                                                                    DOLLARS)
Due in one year or less.....................................  $  4,130    $  4,115
Due after one year through five years.......................   180,447     176,798
Due after five years through ten years......................   194,438     188,778
Due after ten years.........................................    62,154      57,697
Asset-backed securities not due at a single maturity date...   107,275     103,124
                                                              --------    --------
          Total.............................................  $548,444    $530,512
                                                              ========    ========

     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

     There are no investments, other than equity securities, that have not produced income for the years ended December 31, 1999 and 1998. Except for investments in securities of the U.S. Government and its Agencies, there are no investments in a single issuer that when aggregated exceed 10% of stockholder's equity at December 31, 1999.

     Securities with carrying values of $2.7 million and $2.8 million were deposited by VFL under requirements of regulatory authorities as of December 31, 1999 and 1998, respectively.

NOTE 3. FINANCIAL INSTRUMENTS

     In the normal course of business, VFL invests in various financial assets, incurs various financial liabilities, and enters into agreements involving derivative securities, including off-balance sheet financial instruments.

     Fair values are required to be disclosed for all financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values may be based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are subjective in nature and are not necessarily indicative of the amounts VFL could realize in a current market exchange.

     All non-financial instruments such as deferred acquisition costs, reinsurance receivables, deferred income taxes and insurance reserves are excluded from fair value disclosure. Thus, the total fair value amounts cannot be aggregated to determine the underlying economic value of VFL.

     The carrying amounts reported in the balance sheet approximate fair value for cash, short-term investments, accrued investment income, receivables for securities sold, payables

                      VALLEY FORGE LIFE INSURANCE COMPANY
for securities purchased and certain other assets and other liabilities because of their short-term nature. Accordingly, these financial instruments are not listed in the table below. The carrying amounts and estimated fair values of VFL's other financial instrument assets and liabilities are listed below:

                                                DECEMBER 31
                               ---------------------------------------------
                                       1999                    1998
                               ---------------------   ---------------------
                               CARRYING   ESTIMATED    CARRYING   ESTIMATED
                                AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                               --------   ----------   --------   ----------
                                         (IN THOUSANDS OF DOLLARS)
FINANCIAL ASSETS
  Investments:
     Fixed maturities........  $530,512    $530,512    $460,516    $460,516
     Equity securities.......        51          51       2,218       2,218
     Policy loans............    93,575      87,156      74,150      72,148
     Other...................       433         433         485         485
  Separate Account business:
     Fixed maturities........    12,999      12,999         247         247
     Equity securities
       (primarily mutual
       funds)................   175,772     175,772      55,577      55,577
     Other...................       119         119         340         340
FINANCIAL LIABILITIES
  Premium deposits and
     annuity contracts.......   294,777     278,810     332,665     312,979
                               ========    ========    ========    ========

     The following methods and assumptions were used by VFL in estimating the fair value amounts for financial instruments:

          Fixed maturities and equity securities are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments.

          The fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans to borrowers with comparable credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

          Valuation techniques to determine fair value of Separate Account business assets consist of discounted cash flows and quoted market prices of (a) the investments or (b) comparable instruments. The fair value of Separate Account business liabilities approximates their carrying value.

          Premium deposits and annuity contracts are valued based on cash surrender values and the outstanding fund balances.

     VFL invests from time to time in certain derivative financial instruments primarily to reduce its exposure to market risk. Financial instruments used for such purposes may

                      VALLEY FORGE LIFE INSURANCE COMPANY
include interest rate caps, put and call options, commitments to purchase securities, futures and forwards. VFL also uses derivatives to mitigate the risk associated with certain guaranteed annuity contracts by purchasing certain options in a notional amount equal to the original customer deposit. VFL generally does not hold or issue these instruments for trading purposes.

     Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell a financial instrument at a specified price within a specified period of time.

     An interest rate cap consists of a guarantee given by the issuer to the purchaser in exchange for the payment of a premium. This guarantee states that if interest rates rise above a specified rate, the issuer will pay to the purchaser the difference between the then current market rate and the specified rate on the notional principal amount. The notional principal amount is not actually borrowed or repaid.

     Derivative financial instruments consist of interest rate caps in the general account and purchased options in the Separate Accounts at December 31, 1999. The gross notional principal or contractual amounts of derivative financial instruments in the general account at December 31, 1999 and 1998 totaled $50 million. The gross notional principal or contractual amounts of derivative financial instruments in the Separate Accounts was $295 thousand at December 31, 1999 and was $1.5 million at December 31, 1998 as the separate accounts sold approximately $1.2 million of notional value in 1999. The contract of notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     The fair values associated with derivative financial instruments are generally affected by interest rates, equity stock prices and foreign exchange rates. The credit exposure associated with these instruments is generally limited to the unrealized fair value of the instruments and will vary based on the credit worthiness of the counterparties. The risk of default depends on the creditworthiness of the counterparty to the instrument. Although VFL is exposed to the aforementioned credit risk, it does not expect any counterparty to fail to perform as contracted based on the creditworthiness of the counterparties. Due to the nature of the derivative securities, VFL does not require collateral.

     The fair value of derivatives generally reflects the estimated amounts that VFL would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of VFL's derivatives. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments. The fair value of derivative financial assets (liabilities) in the general account and Separate Accounts at December 31, 1999 totaled $0.4 million and $0.1 million, respectively, and compares to $0.1 million and $0.5 million, respectively, at December 31, 1998. Net realized gains (losses) on derivative financial instruments at December 31, 1999 totaled $0.4 million in the general account and ($0.1) million in the Separate Accounts. At December 31, 1998, net realized losses on derivative financial instruments held in the general account totaled $0.2 million and net realized gains on derivatives in the Separate Accounts were $0.1 million.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 4. STATUTORY CAPITAL AND SURPLUS (UNAUDITED)

     Statutory capital and surplus and net income for VFL are determined in accordance with accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. VFL has no material permitted accounting practices. VFL had statutory net income of $8.3 million for the year ended December 31, 1999 and statutory net losses of $8.1 million, and $1.0 million for the years ended December 31, 1998, and 1997 respectively. The statutory net losses for 1998 and 1997 were primarily due to the immediate expensing of acquisition costs which were substantial and related sales of individual life and annuity products. Under GAAP, such costs are capitalized and amortized to income over the duration of these contracts. Statutory capital and surplus for VFL was $153.1 million, $147.1 million, and $125.3 million at December 31, 1999, 1998, and 1997, respectively.

     The payment of dividends by VFL to Assurance without prior approval of the Pennsylvania Insurance Department is limited to formula amounts. As of December 31, 1999, dividends of approximately $15.7 million were not subject to prior Insurance Department approval.

NOTE 5. ACCUMULATED OTHER COMPREHENSIVE INCOME

     Comprehensive income is comprised of all changes to stockholder's equity, including net income, except those changes resulting from investments by, and distributions to, the stockholder. Other comprehensive income (loss) is comprehensive income exclusive of net income. The change in the components of accumulated other comprehensive income (loss) are shown in the following tables.

                                                    YEAR ENDED DECEMBER 31, 1999
                                                 -----------------------------------
                                                 PRE-TAX    TAX (EXPENSE)     NET
                                                  AMOUNT       BENEFIT       AMOUNT
                                                 --------   -------------   --------
                                                      (IN THOUSANDS OF DOLLARS)
Net unrealized gains (losses) on investment
  securities:
  Net unrealized holding gains (losses) arising
     during the period.........................  $(19,684)     $ 6,889      $(12,795)
  Adjustment for (gains) losses included in net
     income....................................    (4,080)       1,428        (2,652)
                                                 --------      -------      --------
          Total Other Comprehensive Income
             (Losses)..........................  $(23,764)     $ 8,317      $(15,447)
                                                 ========      =======      ========

                      VALLEY FORGE LIFE INSURANCE COMPANY

                                                     YEAR ENDED DECEMBER 31, 1998
                                                   ---------------------------------
                                                   PRE-TAX   TAX (EXPENSE)     NET
                                                   AMOUNT       BENEFIT      AMOUNT
                                                   -------   -------------   -------
                                                       (IN THOUSANDS OF DOLLARS)
Net unrealized gains on investment securities:
  Net unrealized holding gains (losses) arising
     during the period...........................  $ 3,756      $(1,314)     $ 2,442
  Adjustment for (gains) losses included in net
     income......................................   (3,592)       1,257       (2,335)
                                                   -------      -------      -------
          Total Other Comprehensive Income.......  $   164      $   (57)     $   107
                                                   =======      =======      =======

                                                      YEAR ENDED DECEMBER 31, 1997
                                                    --------------------------------
                                                    PRE-TAX   TAX (EXPENSE)    NET
                                                    AMOUNT       BENEFIT      AMOUNT
                                                    -------   -------------   ------
                                                       (IN THOUSANDS OF DOLLARS)
Net unrealized gains (losses) on investment
  securities:
  Net unrealized holding gains (losses) arising
     during the period............................  $ 6,447      $(2,256)     $4,191
  Adjustment for (gains) losses included in net
     income.......................................   (1,228)         427        (801)
                                                    -------      -------      ------
          Total Other Comprehensive Income........  $ 5,219      $(1,829)     $3,390
                                                    =======      =======      ======

NOTE 6. BENEFIT PLANS

     VFL has no employees as it has contracted with Casualty for services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNAF, all Casualty employees are covered by CNAF's Benefit Plans. The plans are discussed below.

PENSION PLAN

     CNAF has noncontributory pension plans covering all full-time employees age 21 or over that have completed at least one year of service. While the benefits for the plans vary, they are generally based on years of credited service and the employee's highest sixty consecutive months of compensation. Casualty is included in the CNA Employees' Retirement Plan and VFL is allocated a share of these expenses. The net pension cost allocated to VFL was $1.0 million, $1.1 million and $4.0 million for the years ended December 31, 1999, 1998 and 1997, respectively.

POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS

     CNAF provides certain health and dental care benefits for eligible retirees through age 64, and provides life insurance and reimbursement of Medicare Part B premiums for all eligible retired persons. CNAF funds benefit costs principally on the basis of current benefit payments. Net postretirement benefit cost allocated to VFL was $0.3 million, $0.5 million and $2.1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

                      VALLEY FORGE LIFE INSURANCE COMPANY

SAVINGS PLAN

     Casualty is included in the CNA Employees' Savings Plan, which is a contributory plan that allows employees to make regular contributions of up to 16% of their salary subject to limitations prescribed by the Internal Revenue Service. VFL is allocated a share of CNA Employees' Savings Plan expenses. CNAF contributes an amount equal to 70% of the first 6% of salary contributed by the employee. CNAF contributions allocated to and expensed by VFL for the Savings Plan were $0.2 million in each year 1999, 1998 and 1997.

NOTE 7. INCOME TAXES

     VFL is taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and is included along with Assurance, its parent company, which is ultimately included in the consolidated Federal income tax return of Loews. The Federal income tax provision of VFL generally is computed on a stand-alone basis, as if VFL was filing its own separate tax return.

     VFL maintains a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. The amount in the Shareholder's Surplus Account was $151.6 million and $156.3 million at December 31, 1999 and 1998, respectively. Another tax memorandum account, defined as the "Policyholders' Surplus Account," totaled $5.4 million at both December 31, 1999 and 1998. No further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the stockholder. VFL has no plans for such a distribution and as a result, has not provided for such a tax.

     Significant components of VFL's net deferred tax liabilities as of December 31, 1999 and 1998 are shown in the table below:

                                                                 DECEMBER 31
                                                          -------------------------
                                                             1999           1998
                                                          ----------     ----------
                                                          (IN THOUSANDS OF DOLLARS)
Insurance reserves......................................   $ 20,715       $ 26,880
Deferred acquisition costs..............................    (45,457)       (37,729)
Investment valuation....................................      4,166          3,693
Net unrealized gains....................................      5,901         (2,416)
Annuity deposits and other..............................      9,349          1,009
Other, net..............................................      2,632          2,350
                                                           --------       --------
          NET DEFERRED TAX LIABILITIES..................   $ (2,694)      $ (6,213)
                                                           ========       ========

     At December 31, 1999, gross deferred tax assets and liabilities amounted to $44.3 million and $47.0 million, respectively. Gross deferred tax assets and liabilities, at December 31, 1998, amounted to $35.5 million and $41.7 million, respectively.

                      VALLEY FORGE LIFE INSURANCE COMPANY

     The components of income tax expense are as follows:

                                                        YEAR ENDED DECEMBER 31
                                                       -------------------------
                                                        1999      1998     1997
                                                       -------   ------   ------
                                                       (IN THOUSANDS OF DOLLARS)
Current tax expense (benefit)........................  $(2,837)  $7,033   $4,716
Deferred tax expense.................................    4,924    2,058    2,581
                                                       -------   ------   ------
          TOTAL INCOME TAX EXPENSE...................  $ 2,087   $9,091   $7,297
                                                       =======   ======   ======

     A reconciliation of the statutory federal income tax rate on income is as follows:

                                                   YEAR ENDED DECEMBER 31
                                     ---------------------------------------------------
                                               % OF              % OF              % OF
                                              PRETAX            PRETAX            PRETAX
                                      1999    INCOME    1998    INCOME    1997    INCOME
                                     ------   ------   ------   ------   ------   ------
                                                  (IN THOUSANDS OF DOLLARS)
Income taxes at statutory rates....  $2,136    35.0    $9,290    35.0    $7,219    35.0
Other..............................     (49)   (0.8)     (199)   (0.8)       78     0.4
                                     ------    ----    ------    ----    ------    ----
          INCOME TAX AT EFFECTIVE
             RATES.................  $2,087    34.2    $9,091    34.2    $7,297    35.4
                                     ======    ====    ======    ====    ======    ====

NOTE 8. REINSURANCE

     The ceding of insurance does not discharge primary liability of VFL. VFL places reinsurance with other carriers only after careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance. For carriers that are not authorized reinsurers in VFL's state of domicile, VFL receives collateral, primarily in the form of bank letters of credit.

     In the table below, the majority of life premium revenue is from long duration type contracts, while the majority of accident and health insurance premiums is from short

                      VALLEY FORGE LIFE INSURANCE COMPANY
duration contracts. The effects of reinsurance on premium revenues are shown in the following table:

                                          PREMIUMS                    ASSUMED/NET
                          -----------------------------------------   -----------
YEAR ENDED DECEMBER 31     DIRECT    ASSUMED     CEDED       NET           %
----------------------    --------   --------   --------   --------   -----------
                                         (IN THOUSANDS OF DOLLARS)
1999
  Life..................  $633,764   $109,964   $666,003   $ 77,725       141%
  Accident and Health...     6,539    232,994      6,539    232,994       100
                          --------   --------   --------   --------       ---
          Total
             premiums...  $640,303   $342,958   $672,542   $310,719       110%
                          ========   ========   ========   ========       ===
1998
  Life..................  $687,644   $ 78,156   $690,541   $ 75,259       104%
  Accident and Health...     4,158    240,340      4,158    240,340       100
                          --------   --------   --------   --------       ---
          Total
             premiums...  $691,802   $318,496   $694,699   $315,599       101%
                          ========   ========   ========   ========       ===
1997
  Life..................  $564,891   $ 81,502   $567,217   $ 79,176       103%
  Accident and Health...     2,776    252,996      2,776    252,996       100
                          --------   --------   --------   --------       ---
          Total
             premiums...  $567,667   $334,498   $569,993   $332,172       101%
                          ========   ========   ========   ========       ===

     Transactions with Assurance, as part of the Pooling Agreement described in
Note 1, are reflected in the above table. Premium revenues ceded to non-affiliated companies were $395.2 million, $263.4 million and $116.2 million for the years ended December 31, 1999, 1998 and 1997, respectively. Additionally, benefits and expenses for insurance claims and policyholder benefits are net of reinsurance recoveries from non-affiliated companies of $263.4 million, $203.4 million and $77.8 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Reinsurance receivables reflected on the balance sheets are amounts recoverable from reinsurers who have assumed a portion of the Company's insurance reserves. These balances are principally due from Assurance pursuant the Reinsurance Pooling Agreement.

     The impact of reinsurance, including transactions with Assurance, on life insurance in force is shown in the following schedule:

                                    LIFE INSURANCE IN FORCE           ASSUMED/NET
                            ---------------------------------------   -----------
                             DIRECT    ASSUMED    CEDED       NET          %
                            --------   -------   --------   -------   -----------
                                          (IN MILLIONS OF DOLLARS)
December 31, 1999.........  $267,102   $42,629   $281,883   $27,848      153.1%
December 31, 1998.........  $224,615   $32,253   $230,734   $26,134      123.4
December 31, 1997.........  $166,308   $25,557   $168,353   $23,512      108.7

NOTE 9. RELATED PARTIES

     As discussed in Note 1, VFL is party to a Reinsurance Pooling Agreement with its parent, Assurance. In addition, VFL is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated

                      VALLEY FORGE LIFE INSURANCE COMPANY
to the appropriate companies. All acquisition and underwriting expenses allocated to VFL are further subject to the Reinsurance Pooling Agreement with Assurance, so that acquisition and underwriting expenses recognized by VFL are ten percent of the acquisition and underwriting expenses of the combined pool. Pursuant to the foregoing agreements, VFL recorded amortization of deferred acquisition costs and other operating expenses totaling $37.5 million, $47.6 million and $45.3 million for 1999, 1998 and 1997, respectively. Expenses of VFL exclude $5.6 million, $9.2 million and $9.9 million of general and administrative expenses incurred by VFL and allocated to CNAF for the years ended December 31, 1999, 1998 and 1997, respectively. At December 31, 1999 VFL had a payable of $12.4 million to affiliated companies and a $1.9 million payable at December 31, 1998.

     There are no interest charges on intercompany receivables or payables. In 1998, Assurance made a $30.0 million capital contribution to VFL.

NOTE 10. LEGAL

     VFL is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or stockholder's equity of VFL.

NOTE 11. BUSINESS SEGMENTS

     VFL operates in one reportable segment, the business of which is to market and underwrite insurance products designed to satisfy the life, health and retirement needs of individuals and groups. VFL products are distributed primarily in the United States. Premium revenues earned outside the United States are not material.

     The operations, assets and liabilities of VFL and its parent, Assurance, are managed on a combined basis. Pursuant to a Reinsurance Pooling Agreement, as amended, VFL cedes all of its business, excluding its Separate Account business, to Assurance which is then pooled with the business of Assurance, excluding Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.

     The following presents premiums by product group for each of the years in the three years ended December 31, 1999:

                                                    1999       1998       1997
                                                  --------   --------   --------
                                                    (IN THOUSANDS OF DOLLARS)
Life............................................  $ 77,725   $ 75,259   $ 79,176
Accident and Health.............................   232,994    240,340    252,996
                                                  --------   --------   --------
          Total.................................  $310,719   $315,599   $332,172
                                                  --------   --------   --------

     Assurance provides health insurance benefits to postal and other federal employees under the Federal Employees Health Benefit Plan (FEHBP). Premiums under this contract totaled $2.1 billion, $2.0 billion and $2.1 billion for the years ended December 31, 1999, 1998 and 1997, respectively, and the portion of these premiums assumed by VFL

                      VALLEY FORGE LIFE INSURANCE COMPANY
under the Reinsurance Pooling Agreement totaled $209 million, $202 million and $212 million for the years ended December 31, 1999, 1998 and 1997, respectively.

NOTE 12. CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

     In the first quarter of 1999, VFL adopted Statement of Position 97-3 "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 requires that insurance companies recognize liabilities for insurance-related assessments when an assessment is probable and will be imposed, when it can be reasonably estimated, and when the event obligating the entity to pay or probable assessment has occurred on or before the date of the financial statements. Adoption of SOP 97-3 resulted in an after tax charge of $234 thousand ($360 thousand, pretax) as a cumulative effect of a change in accounting principle. The pro forma effect of adoption on reported results for prior periods is not significant.

        ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS
                        AND ACCUMULATED PREMIUM PAYMENTS

     The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Policy Effective Date, would vary over time if the Planned Periodic Premium Payments were paid annually and the return on the assets in each fund were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premium Payments accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return illustrated and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Net Premiums are allocated equally among the 35 Subaccounts available under the Policy, and that no amounts are allocated to the Fixed Account.

     The illustrations reflect the fact that the net investment returns on the assets held in the Subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of .95% of the average daily net assets of the Funds available.

     In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risk, which is equivalent to an effective annual charge of 0.90% during Policy Years 1-10 and 0.45% during Policy Years 11 and later. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.85%, 4.15% and 10.15%, respectively during Policy Years 1-10 and - 1.40%, 4.60% and 10.60% during Policy Years 11 and later.

     The illustrations also reflect the deduction of the Sales Charges, Premium Tax Charge, Federal Tax Charge and Monthly Deduction for the hypothetically insured. The Surrender charge is reflected in the Surrender Value column. VFL's current cost of insurance charges and the guaranteed maximum cost of insurance charges that VFL has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assumes no Loan Amount or partial withdrawals/surrenders or charges for supplemental and/or rider benefits.

     The illustrations are based on VFL's Preferred Nonsmoker risk class. Upon request, Owner(s) will be furnished with a comparable illustration based on the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. Because the Death Benefit values vary depending on the Death Benefit Option in effect, level and increasing death benefit options are illustrated separately.

     The illustrations show contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated and all net premiums are allocated to subaccounts.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

2,005 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,105               1,224               350           100,000
2....................            4,316               2,641             1,500           100,000
3....................            6,638               4,009             2,409           100,000
4....................            9,075               5,327             3,727           100,000
5....................           11,634               6,594             4,994           100,000
6....................           14,321               7,809             6,209           100,000
7....................           17,143               8,967             7,687           100,000
8....................           20,105              10,064             8,944           100,000
9....................           23,216              11,097            10,137           100,000
10...................           26,483              12,060            11,260           100,000
11...................           29,912              13,032            12,392           100,000
12...................           33,513              13,929            13,449           100,000
13...................           37,294              14,749            14,429           100,000
14...................           41,265              15,487            15,327           100,000
15...................           45,433              16,135            16,135           100,000
16...................           49,810              16,685            16,685           100,000
17...................           54,406              17,128            17,128           100,000
18...................           59,232              17,450            17,450           100,000
19...................           64,299              17,636            17,636           100,000
20...................           69,620              17,668            17,668           100,000
21...................           75,206              17,529            17,529           100,000
22...................           81,072              17,204            17,204           100,000
23...................           87,231              16,675            16,675           100,000
24...................           93,698              15,921            15,921           100,000
25...................          100,488              14,916            14,916           100,000
26...................          107,618              13,619            13,619           100,000
27...................          115,105              11,924            11,924           100,000
28...................          122,966               9,865             9,865           100,000
29...................          131,219               7,304             7,304           100,000
30...................          139,886               4,142             4,142           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

2,005 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED                                           DEATH
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE       BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,105               1,317               443           100,000
2....................            4,316               2,912             1,770           100,000
3....................            6,638               4,550             2,950           100,000
4....................            9,075               6,233             4,633           100,000
5....................           11,634               7,959             6,359           100,000
6....................           14,321               9,730             8,130           100,000
7....................           17,143              11,543            10,263           100,000
8....................           20,105              13,396            12,276           100,000
9....................           23,216              15,287            14,327           100,000
10...................           26,483              17,213            16,413           100,000
11...................           29,912              19,280            18,640           100,000
12...................           33,513              21,392            20,912           100,000
13...................           37,294              23,553            23,233           100,000
14...................           41,265              25,763            25,603           100,000
15...................           45,433              28,020            28,020           100,000
16...................           49,810              30,323            30,323           100,000
17...................           54,406              32,672            32,672           100,000
18...................           59,232              35,063            35,063           100,000
19...................           64,299              37,494            37,494           100,000
20...................           69,620              39,960            39,960           100,000
21...................           75,206              42,464            42,464           100,000
22...................           81,072              45,007            45,007           100,000
23...................           87,231              47,597            47,597           100,000
24...................           93,698              50,238            50,238           100,000
25...................          100,488              52,939            52,939           100,000
26...................          107,618              55,703            55,703           100,000
27...................          115,105              58,509            58,509           100,000
28...................          122,966              61,411            61,411           100,000
29...................          131,219              64,395            64,395           100,000
30...................          139,886              67,477            67,477           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

2,005 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED                                           DEATH
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE       BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,105               1,410               536           100,000
2....................            4,316               3,195             2,053           100,000
3....................            6,638               5,137             3,537           100,000
4....................            9,075               7,254             5,654           100,000
5....................           11,634               9,562             7,962           100,000
6....................           14,321              12,080            10,480           100,000
7....................           17,143              14,826            13,546           100,000
8....................           20,105              17,822            16,702           100,000
9....................           23,216              21,092            20,132           100,000
10...................           26,483              24,664            23,864           100,000
11...................           29,912              28,711            28,071           100,000
12...................           33,513              33,163            32,683           100,000
13...................           37,294              38,069            37,749           100,000
14...................           41,265              43,488            43,328           100,000
15...................           45,433              49,484            49,484           100,000
16...................           49,810              56,132            56,132           100,000
17...................           54,406              63,521            63,521           100,000
18...................           59,232              71,755            71,755           100,000
19...................           64,299              80,960            80,960           100,390
20...................           69,620              91,172            91,172           111,230
21...................           75,206             102,414           102,414           122,896
22...................           81,072             114,766           114,766           136,572
23...................           87,231             128,338           128,338           151,439
24...................           93,698             143,250           143,250           167,602
25...................          100,488             159,631           159,631           185,172
26...................          107,618             177,625           177,625           204,268
27...................          115,105             197,448           197,448           223,116
28...................          122,966             219,341           219,341           243,469
29...................          131,219             243,542           243,542           265,460
30...................          139,886             270,345           270,345           289,269

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

2,005 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,105               1,388               514           100,000
2....................            4,316               2,931             1,789           100,000
3....................            6,638               4,393             2,793           100,000
4....................            9,075               5,803             4,203           100,000
5....................           11,634               7,187             5,587           100,000
6....................           14,321               8,548             6,948           100,000
7....................           17,143               9,888             8,608           100,000
8....................           20,105              11,207            10,087           100,000
9....................           23,216              12,505            11,545           100,000
10...................           26,483              13,783            12,983           100,000
11...................           29,912              15,113            14,473           100,000
12...................           33,513              16,407            15,927           100,000
13...................           37,294              17,658            17,338           100,000
14...................           41,265              18,898            18,738           100,000
15...................           45,433              20,117            20,117           100,000
16...................           49,810              21,204            21,204           100,000
17...................           54,406              22,227            22,227           100,000
18...................           59,232              23,188            23,188           100,000
19...................           64,299              24,080            24,080           100,000
20...................           69,620              24,895            24,895           100,000
21...................           75,206              25,638            25,638           100,000
22...................           81,072              26,294            26,294           100,000
23...................           87,231              26,864            26,864           100,000
24...................           93,698              27,342            27,342           100,000
25...................          100,488              27,706            27,706           100,000
26...................          107,618              27,960            27,960           100,000
27...................          115,105              28,080            28,080           100,000
28...................          122,966              28,071            28,071           100,000
29...................          131,219              27,920            27,920           100,000
30...................          139,886              27,591            27,591           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

2,005 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,105               1,485               611           100,000
2....................            4,316               3,218             2,076           100,000
3....................            6,638               4,969             3,369           100,000
4....................            9,075               6,768             5,168           100,000
5....................           11,634               8,641             7,041           100,000
6....................           14,321              10,597             8,997           100,000
7....................           17,143              12,640            11,360           100,000
8....................           20,105              14,773            13,653           100,000
9....................           23,216              17,002            16,042           100,000
10...................           26,483              19,331            18,531           100,000
11...................           29,912              21,868            21,228           100,000
12...................           33,513              24,511            24,031           100,000
13...................           37,294              27,260            26,940           100,000
14...................           41,265              30,149            29,989           100,000
15...................           45,433              33,178            33,178           100,000
16...................           49,810              36,259            36,259           100,000
17...................           54,406              39,457            39,457           100,000
18...................           59,232              42,785            42,785           100,000
19...................           64,299              46,245            46,245           100,000
20...................           69,620              49,847            49,847           100,000
21...................           75,206              53,606            53,606           100,000
22...................           81,072              57,529            57,529           100,000
23...................           87,231              61,634            61,634           100,000
24...................           93,698              65,940            65,940           100,000
25...................          100,488              70,458            70,458           100,000
26...................          107,618              75,220            75,220           100,000
27...................          115,105              80,247            80,247           100,000
28...................          122,966              85,579            85,579           100,000
29...................          131,219              91,256            91,256           100,000
30...................          139,886              97,279            97,279           104,088

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

2,005 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            2,105               1,583               709           100,000
2....................            4,316               3,518             2,376           100,000
3....................            6,638               5,593             3,993           100,000
4....................            9,075               7,854             6,254           100,000
5....................           11,634              10,346             8,746           100,000
6....................           14,321              13,096            11,496           100,000
7....................           17,143              16,133            14,853           100,000
8....................           20,105              19,488            18,368           100,000
9....................           23,216              23,194            22,234           100,000
10...................           26,483              27,289            26,489           100,000
11...................           29,912              31,964            31,324           100,000
12...................           33,513              37,137            36,657           100,000
13...................           37,294              42,859            42,539           100,000
14...................           41,265              49,217            49,057           100,000
15...................           45,433              56,276            56,276           100,000
16...................           49,810              64,057            64,057           100,000
17...................           54,406              72,693            72,693           100,000
18...................           59,232              82,293            82,293           103,689
19...................           64,299              92,906            92,906           115,203
20...................           69,620             104,620           104,620           127,637
21...................           75,206             117,555           117,555           141,066
22...................           81,072             131,822           131,822           156,868
23...................           87,231             147,560           147,560           174,121
24...................           93,698             164,919           164,919           192,955
25...................          100,488             184,060           184,060           213,510
26...................          107,618             205,171           205,171           235,947
27...................          115,105             228,493           228,493           258,197
28...................          122,966             254,281           254,281           282,252
29...................          131,219             282,818           282,818           308,272
30...................          139,886             314,420           314,420           336,430

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                             ILLUSTRATION OF POLICY
                   VALUES VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

4,623 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    -------------
1.....................         4,854               3,697            2,823            103,697
2.....................         9,950               7,535            6,298            107,535
3.....................        15,301              11,272            9,672            111,272
4.....................        20,920              14,908           13,308            114,908
5.....................        26,820              18,441           16,841            118,441
6.....................        33,015              21,870           20,270            121,870
7.....................        39,519              25,192           23,912            125,192
8.....................        46,349              28,400           27,280            128,400
9.....................        53,520              31,492           30,532            131,492
10....................        61,050              34,460           33,660            134,460
11....................        68,956              37,495           36,855            137,495
12....................        77,258              40,406           39,926            140,406
13....................        85,974              43,191           42,871            143,191
14....................        95,127              45,843           45,683            145,843
15....................       104,737              48,354           48,354            148,354
16....................       114,828              50,714           50,714            150,714
17....................       125,423              52,911           52,911            152,911
18....................       136,548              54,930           54,930            154,930
19....................       148,229              56,754           56,754            156,754
20....................       160,494              58,363           58,363            158,363
21....................       173,372              59,740           59,740            159,740
22....................       186,895              60,874           60,874            160,874
23....................       201,093              61,749           61,749            161,749
24....................       216,002              62,351           62,351            162,351
25....................       231,655              62,659           62,659            162,659
26....................       248,092              62,643           62,643            162,643
27....................       265,350              62,205           62,205            162,205
28....................       283,472              61,412           61,412            161,412
29....................       302,499              60,150           60,150            160,150
30....................       322,478              58,364           58,364            158,364

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER
4,623 ANNUAL PLANNED PREMIUM

100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    -------------
1.....................         4,854               3,941             3,067           103,941
2.....................         9,950               8,262             7,025           108,262
3.....................        15,301              12,732            11,132           112,732
4.....................        20,920              17,353            15,753           117,353
5.....................        26,820              22,129            20,529           122,129
6.....................        33,015              27,063            25,463           127,063
7.....................        39,519              32,156            30,876           132,156
8.....................        46,349              37,406            36,286           137,406
9.....................        53,520              42,814            41,854           142,814
10....................        61,050              48,377            47,577           148,377
11....................        68,956              54,354            53,714           154,354
12....................        77,258              60,520            60,040           160,520
13....................        85,974              66,880            66,560           166,880
14....................        95,127              73,436            73,276           173,436
15....................       104,737              80,184            80,184           180,184
16....................       114,828              87,120            87,120           187,120
17....................       125,423              94,241            94,241           194,241
18....................       136,548             101,537           101,537           201,537
19....................       148,229             108,993           108,993           208,993
20....................       160,494             116,596           116,596           216,596
21....................       173,372             124,331           124,331           224,331
22....................       186,895             132,188           132,188           232,188
23....................       201,093             140,155           140,155           240,155
24....................       216,002             148,217           148,217           248,217
25....................       231,655             156,355           156,355           256,355
26....................       248,092             164,535           164,535           264,535
27....................       265,350             172,654           172,654           272,654
28....................       283,472             180,773           180,773           280,773
29....................       302,499             188,769           188,769           288,769
30....................       322,478             196,575           196,575           296,575

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

4,623 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                       PREMIUMS ACCUMULATED
                          AT 5% INTEREST
END OF POLICY YEAR           PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------     --------------------    ------------    ---------------    -------------
1.....................         4,854               4,186             3,312           104,186
2.....................         9,950               9,019             7,782           109,019
3.....................        15,301              14,311            12,711           114,311
4.....................        20,920              20,106            18,506           120,106
5.....................        26,820              26,450            24,850           126,450
6.....................        33,015              33,396            31,796           133,396
7.....................        39,519              40,998            39,718           140,998
8.....................        46,349              49,316            48,196           149,316
9.....................        53,520              58,415            57,455           158,415
10....................        61,050              68,365            67,565           168,365
11....................        68,956              79,595            78,955           179,595
12....................        77,258              91,926            91,446           191,926
13....................        85,974             105,469           105,149           205,469
14....................        95,127             120,345           120,185           220,345
15....................       104,737             136,682           136,682           236,682
16....................       114,828             154,623           154,623           254,623
17....................       125,423             174,323           174,323           274,323
18....................       136,548             195,949           195,949           295,949
19....................       148,229             219,684           219,684           319,684
20....................       160,494             245,726           245,726           345,726
21....................       173,372             274,301           274,301           374,301
22....................       186,895             305,658           305,658           405,658
23....................       201,093             340,073           340,073           440,073
24....................       216,002             377,851           377,851           477,851
25....................       231,655             419,323           419,323           519,323
26....................       248,092             464,842           464,842           564,842
27....................       265,350             514,729           514,729           614,729
28....................       283,472             569,515           569,515           669,515
29....................       302,499             629,590           629,590           729,590
30....................       322,478             695,455           695,455           795,455

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

4,623 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            4,854               3,867             2,993           103,867
2....................            9,950               7,841             6,604           107,841
3....................           15,301              11,685            10,085           111,685
4....................           20,920              15,430            13,830           115,430
5....................           26,820              19,102            17,502           119,102
6....................           33,015              22,707            21,107           122,707
7....................           39,519              26,247            24,967           126,247
8....................           46,349              29,723            28,603           129,723
9....................           53,520              33,135            32,175           133,135
10...................           61,050              36,487            35,687           136,487
11...................           68,956              39,957            39,317           139,957
12...................           77,258              43,354            42,874           143,354
13...................           85,974              46,669            46,349           146,669
14...................           95,127              49,941            49,781           149,941
15...................          104,737              53,157            53,157           153,157
16...................          114,828              56,176            56,176           156,176
17...................          125,423              59,084            59,084           159,084
18...................          136,548              61,883            61,883           161,883
19...................          148,229              64,558            64,558           164,558
20...................          160,494              67,104            67,104           167,104
21...................          173,372              69,523            69,523           169,523
22...................          186,895              71,794            71,794           171,794
23...................          201,093              73,921            73,921           173,921
24...................          216,002              75,892            75,892           175,892
25...................          231,655              77,679            77,679           177,679
26...................          248,092              79,289            79,289           179,289
27...................          265,350              80,688            80,688           180,688
28...................          283,472              81,888            81,888           181,888
29...................          302,499              82,875            82,875           182,875
30...................          322,478              83,605            83,605           183,605

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

4,623 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            4,854               4,114             3,240           104,114
2....................            9,950               8,581             7,344           108,581
3....................           15,301              13,174            11,574           113,174
4....................           20,920              17,926            16,326           117,926
5....................           26,820              22,871            21,271           122,871
6....................           33,015              28,019            26,419           128,019
7....................           39,519              33,381            32,101           133,381
8....................           46,349              38,967            37,847           138,967
9....................           53,520              44,784            43,824           144,784
10...................           61,050              50,844            50,044           150,844
11...................           68,956              57,415            56,775           157,415
12...................           77,258              64,264            63,784           164,264
13...................           85,974              71,393            71,073           171,393
14...................           95,127              78,856            78,696           178,856
15...................          104,737              86,653            86,653           186,653
16...................          114,828              94,655            94,655           194,655
17...................          125,423             102,956           102,956           202,956
18...................          136,548             111,571           111,571           211,571
19...................          148,229             120,500           120,500           220,500
20...................          160,494             129,747           129,747           229,747
21...................          173,372             139,330           139,330           239,330
22...................          186,895             149,240           149,240           249,240
23...................          201,093             159,495           159,495           259,495
24...................          216,002             170,098           170,098           270,098
25...................          231,655             181,033           181,033           281,033
26...................          248,092             192,320           192,320           292,320
27...................          265,350             203,940           203,940           303,940
28...................          283,472             215,917           215,917           315,917
29...................          302,499             228,250           228,250           328,250
30...................          322,478             240,909           240,909           340,909

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                           MALE PREFERRED NON-SMOKER

4,623 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            4,854               4,362             3,488           104,362
2....................            9,950               9,352             8,115           109,352
3....................           15,301              14,784            13,184           114,784
4....................           20,920              20,733            19,133           120,733
5....................           26,820              27,278            25,678           127,278
6....................           33,015              34,483            32,883           134,483
7....................           39,519              42,417            41,137           142,417
8....................           46,349              51,154            50,034           151,154
9....................           53,520              60,774            59,814           160,774
10...................           61,050              71,367            70,567           171,367
11...................           68,956              83,410            82,770           183,410
12...................           77,258              96,706            96,226           196,706
13...................           85,974             111,376           111,056           211,376
14...................           95,127             127,606           127,446           227,606
15...................          104,737             145,550           145,550           245,550
16...................          114,828             165,240           165,240           265,240
17...................          125,423             186,948           186,948           286,948
18...................          136,548             210,891           210,891           310,891
19...................          148,229             237,291           237,291           337,291
20...................          160,494             266,400           266,400           366,400
21...................          173,372             298,509           298,509           398,509
22...................          186,895             333,912           333,912           433,912
23...................          201,093             372,961           372,961           472,961
24...................          216,002             416,033           416,033           516,033
25...................          231,655             463,524           463,524           563,524
26...................          248,092             515,908           515,908           615,908
27...................          265,350             573,671           573,671           673,671
28...................          283,472             637,393           637,393           737,393
29...................          302,499             707,695           707,695           807,695
30...................          322,478             785,228           785,228           885,228

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

1,706 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            1,791                 984               212           100,000
2....................            3,672               2,171             1,135           100,000
3....................            5,647               3,318             2,018           100,000
4....................            7,721               4,425             3,125           100,000
5....................            9,899               5,492             4,192           100,000
6....................           12,185               6,515             5,215           100,000
7....................           14,586               7,496             6,456           100,000
8....................           17,106               8,431             7,521           100,000
9....................           19,753               9,316             8,536           100,000
10...................           22,532              10,151             9,501           100,000
11...................           25,450              11,004            10,484           100,000
12...................           28,514              11,809            11,419           100,000
13...................           31,731              12,569            12,309           100,000
14...................           35,109              13,285            13,155           100,000
15...................           38,656              13,956            13,956           100,000
16...................           42,380              14,577            14,577           100,000
17...................           46,291              15,139            15,139           100,000
18...................           50,397              15,631            15,631           100,000
19...................           54,708              16,035            16,035           100,000
20...................           59,235              16,337            16,337           100,000
21...................           63,988              16,529            16,529           100,000
22...................           68,979              16,606            16,606           100,000
23...................           74,219              16,564            16,564           100,000
24...................           79,722              16,402            16,402           100,000
25...................           85,499              16,112            16,112           100,000
26...................           91,565              15,672            15,672           100,000
27...................           97,935              15,051            15,051           100,000
28...................          104,623              14,200            14,200           100,000
29...................          111,646              13,063            13,063           100,000
30...................          119,020              11,580            11,580           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

1,706 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            1,791               1,061               289           100,000
2....................            3,672               2,395             1,359           100,000
3....................            5,647               3,767             2,467           100,000
4....................            7,721               5,177             3,877           100,000
5....................            9,899               6,627             5,327           100,000
6....................           12,185               8,114             6,814           100,000
7....................           14,586               9,641             8,601           100,000
8....................           17,106              11,206            10,296           100,000
9....................           19,753              12,807            12,027           100,000
10...................           22,532              14,445            13,795           100,000
11...................           25,450              16,210            15,690           100,000
12...................           28,514              18,029            17,639           100,000
13...................           31,731              19,904            19,644           100,000
14...................           35,109              21,845            21,715           100,000
15...................           38,656              23,852            23,852           100,000
16...................           42,380              25,925            25,925           100,000
17...................           46,291              28,064            28,064           100,000
18...................           50,397              30,261            30,261           100,000
19...................           54,708              32,511            32,511           100,000
20...................           59,235              34,807            34,807           100,000
21...................           63,988              37,152            37,152           100,000
22...................           68,979              39,548            39,548           100,000
23...................           74,219              42,005            42,005           100,000
24...................           79,722              44,534            44,534           100,000
25...................           85,499              47,140            47,140           100,000
26...................           91,565              49,825            49,825           100,000
27...................           97,935              52,587            52,587           100,000
28...................          104,623              55,420            55,420           100,000
29...................          111,646              58,320            58,320           100,000
30...................          119,020              61,286            61,286           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

1,706 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 12%
GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
                            AT 5% INTEREST
 END OF POLICY YEAR            PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
 ------------------      --------------------    ------------    ---------------    -------------
1....................            1,791               1,139               367           100,000
2....................            3,672               2,630             1,594           100,000
3....................            5,647               4,255             2,955           100,000
4....................            7,721               6,026             4,726           100,000
5....................            9,899               7,959             6,659           100,000
6....................           12,185              10,069             8,769           100,000
7....................           14,586              12,372            11,332           100,000
8....................           17,106              14,889            13,979           100,000
9....................           19,753              17,638            16,858           100,000
10...................           22,532              20,645            19,995           100,000
11...................           25,450              24,055            23,535           100,000
12...................           28,514              27,813            27,423           100,000
13...................           31,731              31,962            31,702           100,000
14...................           35,109              36,552            36,422           100,000
15...................           38,656              41,634            41,634           100,000
16...................           42,380              47,266            47,266           100,000
17...................           46,291              53,512            53,512           100,000
18...................           50,397              60,444            60,444           100,000
19...................           54,708              68,147            68,147           100,000
20...................           59,235              76,724            76,724           100,000
21...................           63,988              86,290            86,290           103,548
22...................           68,979              96,859            96,859           115,262
23...................           74,219             108,499           108,499           128,029
24...................           79,722             121,323           121,323           141,947
25...................           85,499             135,449           135,449           157,121
26...................           91,565             151,010           151,010           173,662
27...................           97,935             168,187           168,187           190,051
28...................          104,623             187,155           187,155           207,742
29...................          111,646             208,119           208,119           226,850
30...................          119,020             231,314           231,314           247,506

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

1,706 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                       PREMIUMS ACCUMULATED
END OF POLICY YEAR        AT 5% PER YEAR      POLICY VALUE   SURRENDER VALUE   DEATH BENEFIT
------------------     --------------------   ------------   ---------------   -------------
1....................          1,791              1,157             385           100,000
2....................          3,672              2,499           1,463           100,000
3....................          5,647              3,796           2,496           100,000
4....................          7,721              5,052           3,752           100,000
5....................          9,899              6,276           4,976           100,000
6....................         12,185              7,471           6,171           100,000
7....................         14,586              8,632           7,592           100,000
8....................         17,106              9,768           8,858           100,000
9....................         19,753             10,879          10,099           100,000
10...................         22,532             11,965          11,315           100,000
11...................         25,450             13,103          12,583           100,000
12...................         28,514             14,223          13,833           100,000
13...................         31,731             15,328          15,068           100,000
14...................         35,109             16,404          16,274           100,000
15...................         38,656             17,469          17,469           100,000
16...................         42,380             18,502          18,502           100,000
17...................         46,291             19,499          19,499           100,000
18...................         50,397             20,456          20,456           100,000
19...................         54,708             21,377          21,377           100,000
20...................         59,235             22,258          22,258           100,000
21...................         63,988             23,094          23,094           100,000
22...................         68,979             23,887          23,887           100,000
23...................         74,219             24,628          24,628           100,000
24...................         79,722             25,319          25,319           100,000
25...................         85,499             25,958          25,958           100,000
26...................         91,565             26,530          26,530           100,000
27...................         97,935             27,041          27,041           100,000
28...................        104,623             27,472          27,472           100,000
29...................        111,646             27,822          27,822           100,000
30...................        119,020             28,068          28,068           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

1,706 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                       PREMIUMS ACCUMULATED
END OF POLICY YEAR        AT 5% PER YEAR      POLICY VALUE   SURRENDER VALUE   DEATH BENEFIT
------------------     --------------------   ------------   ---------------   -------------
1....................          1,791              1,239             467           100,000
2....................          3,672              2,742           1,706           100,000
3....................          5,647              4,287           2,987           100,000
4....................          7,721              5,878           4,578           100,000
5....................          9,899              7,526           6,226           100,000
6....................         12,185              9,237           7,937           100,000
7....................         14,586             11,008           9,968           100,000
8....................         17,106             12,850          11,940           100,000
9....................         19,753             14,767          13,987           100,000
10...................         22,532             16,762          16,112           100,000
11...................         25,450             18,940          18,420           100,000
12...................         28,514             21,221          20,831           100,000
13...................         31,731             23,613          23,353           100,000
14...................         35,109             26,106          25,976           100,000
15...................         38,656             28,724          28,724           100,000
16...................         42,380             31,455          31,455           100,000
17...................         46,291             34,300          34,300           100,000
18...................         50,397             37,265          37,265           100,000
19...................         54,708             40,357          40,357           100,000
20...................         59,235             43,586          43,586           100,000
21...................         63,988             46,953          46,953           100,000
22...................         68,979             50,472          50,472           100,000
23...................         74,219             54,147          54,147           100,000
24...................         79,722             57,992          57,992           100,000
25...................         85,499             62,019          62,019           100,000
26...................         91,565             66,235          66,235           100,000
27...................         97,935             70,661          70,661           100,000
28...................        104,623             75,309          75,309           100,000
29...................        111,646             80,200          80,200           100,000
30...................        119,020             85,356          85,356           100,000

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

1,706 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                       PREMIUMS ACCUMULATED
END OF POLICY YEAR        AT 5% PER YEAR      POLICY VALUE   SURRENDER VALUE   DEATH BENEFIT
------------------     --------------------   ------------   ---------------   -------------
1....................          1,791              1,321              549          100,000
2....................          3,672              2,996            1,960          100,000
3....................          5,647              4,818            3,518          100,000
4....................          7,721              6,807            5,507          100,000
5....................          9,899              8,989            7,689          100,000
6....................         12,185             11,387           10,087          100,000
7....................         14,586             14,019           12,979          100,000
8....................         17,106             16,917           16,007          100,000
9....................         19,753             20,110           19,330          100,000
10...................         22,532             23,628           22,978          100,000
11...................         25,450             27,650           27,130          100,000
12...................         28,514             32,106           31,716          100,000
13...................         31,731             37,049           36,789          100,000
14...................         35,109             42,520           42,390          100,000
15...................         38,656             48,592           48,592          100,000
16...................         42,380             55,317           55,317          100,000
17...................         46,291             62,771           62,771          100,000
18...................         50,397             71,036           71,036          100,000
19...................         54,708             80,208           80,208          100,000
20...................         59,235             90,374           90,374          110,256
21...................         63,988            101,609          101,609          121,931
22...................         68,979            114,022          114,022          135,686
23...................         74,219            127,734          127,734          150,726
24...................         79,722            142,883          142,883          167,173
25...................         85,499            159,618          159,618          185,156
26...................         91,565            178,102          178,102          204,817
27...................         97,935            198,541          198,541          224,351
28...................        104,623            221,144          221,144          245,469
29...................        111,646            246,151          246,151          268,305
30...................        119,020            273,828          273,828          292,996

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

3,705 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
                                AT 5%
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,891               2,873             2,101           102,873
2....................            7,976               5,909             4,873           105,909
3....................           12,265               8,867             7,567           108,867
4....................           16,769              11,744            10,444           111,744
5....................           21,498              14,543            13,243           114,543
6....................           26,463              17,261            15,961           117,261
7....................           31,677              19,896            18,856           119,896
8....................           37,151              22,448            21,538           122,448
9....................           42,899              24,910            24,130           124,910
10...................           48,935              27,285            26,635           127,285
11...................           55,272              29,723            29,203           129,723
12...................           61,926              32,081            31,691           132,081
13...................           68,913              34,360            34,100           134,360
14...................           76,249              36,562            36,432           136,562
15...................           83,952              38,686            38,686           138,686
16...................           92,041              40,726            40,726           140,726
17...................          100,533              42,671            42,671           142,671
18...................          109,450              44,508            44,508           144,508
19...................          118,813              46,217            46,217           146,217
20...................          128,645              47,781            47,781           147,781
21...................          138,967              49,192            49,192           149,192
22...................          149,806              50,443            50,443           150,443
23...................          161,187              51,533            51,533           151,533
24...................          173,137              52,465            52,465           152,465
25...................          185,684              53,230            53,230           153,230
26...................          198,859              53,808            53,808           153,808
27...................          212,693              54,166            54,166           154,166
28...................          227,218              54,257            54,257           154,257
29...................          242,469              54,028            54,028           154,028
30...................          258,483              53,428            53,428           153,428

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

3,705 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
                                AT 5%
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,891               3,066             2,294           103,066
2....................            7,976               6,483             5,447           106,483
3....................           12,265              10,017             8,717           110,017
4....................           16,769              13,673            12,373           113,673
5....................           21,498              17,454            16,154           117,454
6....................           26,463              21,360            20,060           121,360
7....................           31,677              25,395            24,355           125,395
8....................           37,151              29,561            28,651           129,561
9....................           42,899              33,856            33,076           133,856
10...................           48,935              38,286            37,636           138,286
11...................           55,272              43,054            42,534           143,054
12...................           61,926              47,994            47,604           147,994
13...................           68,913              53,112            52,852           153,112
14...................           76,249              58,418            58,288           158,418
15...................           83,952              63,919            63,919           163,919
16...................           92,041              69,615            69,615           169,615
17...................          100,533              75,504            75,504           175,504
18...................          109,450              81,579            81,579           181,579
19...................          118,813              87,826            87,826           187,826
20...................          128,645              94,234            94,234           194,234
21...................          138,967             100,800           100,800           200,800
22...................          149,806             107,521           107,521           207,521
23...................          161,187             114,403           114,403           214,403
24...................          173,137             121,451           121,451           221,451
25...................          185,684             128,663           128,663           228,663
26...................          198,859             136,023           136,023           236,023
27...................          212,693             143,501           143,501           243,501
28...................          227,218             151,052           151,052           251,052
29...................          242,469             158,620           158,620           258,620
30...................          258,483             166,147           166,147           266,147

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

3,705 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
                                AT 5%
END OF POLICY YEAR             PER YEAR          POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,891               3,259             2,487           103,259
2....................            7,976               7,079             6,043           107,079
3....................           12,265              11,263             9,963           111,263
4....................           16,769              15,844            14,544           115,844
5....................           21,498              20,863            19,563           120,863
6....................           26,463              26,358            25,058           126,358
7....................           31,677              32,377            31,337           132,377
8....................           37,151              38,967            38,057           138,967
9....................           42,899              46,181            45,401           146,181
10...................           48,935              54,080            53,430           154,080
11...................           55,272              63,006            62,486           163,006
12...................           61,926              72,827            72,437           172,827
13...................           68,913              83,637            83,377           183,637
14...................           76,249              95,542            95,412           195,542
15...................           83,952             108,655           108,655           208,655
16...................           92,041             123,096           123,096           223,096
17...................          100,533             138,994           138,994           238,994
18...................          109,450             156,486           156,486           256,486
19...................          118,813             175,717           175,717           275,717
20...................          128,645             196,853           196,853           296,853
21...................          138,967             220,083           220,083           320,083
22...................          149,806             245,619           245,619           345,619
23...................          161,187             273,703           273,703           373,703
24...................          173,137             304,603           304,603           404,603
25...................          185,684             338,606           338,606           438,606
26...................          198,859             376,016           376,016           476,016
27...................          212,693             417,157           417,157           517,157
28...................          227,218             462,372           462,372           562,372
29...................          242,469             512,030           512,030           612,030
30...................          258,483             566,544           566,544           666,544

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

3,705 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 0% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,891               3,050             2,278           103,050
2....................            7,976               6,251             5,215           106,251
3....................           12,265               9,370             8,070           109,370
4....................           16,769              12,413            11,113           112,413
5....................           21,498              15,390            14,090           115,390
6....................           26,463              18,303            17,003           118,303
7....................           31,677              21,148            20,108           121,148
8....................           37,151              23,934            23,024           123,934
9....................           42,899              26,663            25,883           126,663
10...................           48,935              29,336            28,686           129,336
11...................           55,272              32,113            31,593           132,113
12...................           61,926              34,847            34,457           134,847
13...................           68,913              37,542            37,282           137,542
14...................           76,249              40,179            40,049           140,179
15...................           83,952              42,782            42,782           142,782
16...................           92,041              45,324            45,324           145,324
17...................          100,533              47,801            47,801           147,801
18...................          109,450              50,208            50,208           150,208
19...................          118,813              52,547            52,547           152,547
20...................          128,645              54,815            54,815           154,815
21...................          138,967              57,004            57,004           157,004
22...................          149,806              59,115            59,115           159,115
23...................          161,187              61,138            61,138           161,138
24...................          173,137              63,075            63,075           163,075
25...................          185,684              64,920            64,920           164,920
26...................          198,859              66,656            66,656           166,656
27...................          212,693              68,287            68,287           168,287
28...................          227,218              69,791            69,791           169,791
29...................          242,469              71,162            71,162           171,162
30...................          258,483              72,371            72,371           172,371

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

3,705 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 6% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,891               3,247             2,475           103,247
2....................            7,976               6,840             5,804           106,840
3....................           12,265              10,559             9,259           110,559
4....................           16,769              14,411            13,111           114,411
5....................           21,498              18,411            17,111           118,411
6....................           26,463              22,566            21,266           122,566
7....................           31,677              26,879            25,839           126,879
8....................           37,151              31,364            30,454           131,364
9....................           42,899              36,028            35,248           136,028
10...................           48,935              40,878            40,228           140,878
11...................           55,272              46,147            45,627           146,147
12...................           61,926              51,656            51,266           151,656
13...................           68,913              57,417            57,157           157,417
14...................           76,249              63,425            63,295           163,425
15...................           83,952              69,713            69,713           169,713
16...................           92,041              76,266            76,266           176,266
17...................          100,533              83,094            83,094           183,094
18...................          109,450              90,200            90,200           190,200
19...................          118,813              97,601            97,601           197,601
20...................          128,645             105,305           105,305           205,305
21...................          138,967             113,318           113,318           213,318
22...................          149,806             121,656           121,656           221,656
23...................          161,187             130,319           130,319           230,319
24...................          173,137             139,325           139,325           239,325
25...................          185,684             148,683           148,683           248,683
26...................          198,859             158,391           158,391           258,391
27...................          212,693             168,468           168,468           268,468
28...................          227,218             178,905           178,905           278,905
29...................          242,469             189,715           189,715           289,715
30...................          258,483             200,880           200,880           300,880

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    FEMALE ISSUE AGE 45 PREFERRED NON-SMOKER

3,705 ANNUAL PLANNED PREMIUM
100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL 12% GROSS INVESTMENT RETURN

                         PREMIUMS ACCUMULATED
END OF POLICY YEAR          AT 5% PER YEAR       POLICY VALUE    SURRENDER VALUE    DEATH BENEFIT
------------------       --------------------    ------------    ---------------    -------------
1....................            3,891               3,444             2,672           103,444
2....................            7,976               7,454             6,418           107,454
3....................           12,265              11,844            10,544           111,844
4....................           16,769              16,656            15,356           116,656
5....................           21,498              21,942            20,642           121,942
6....................           26,463              27,752            26,452           127,752
7....................           31,677              34,133            33,093           134,133
8....................           37,151              41,152            40,242           141,152
9....................           42,899              48,873            48,093           148,873
10...................           48,935              57,368            56,718           157,368
11...................           55,272              67,036            66,516           167,036
12...................           61,926              77,724            77,334           177,724
13...................           68,913              89,546            89,286           189,546
14...................           76,249             102,602           102,472           202,602
15...................           83,952             117,048           117,048           217,048
16...................           92,041             133,002           133,002           233,002
17...................          100,533             150,621           150,621           250,621
18...................          109,450             170,074           170,074           270,074
19...................          118,813             191,558           191,558           291,558
20...................          128,645             215,286           215,286           315,286
21...................          138,967             241,486           241,486           341,486
22...................          149,806             270,424           270,424           370,424
23...................          161,187             302,376           302,376           402,376
24...................          173,137             337,665           337,665           437,665
25...................          185,684             376,640           376,640           476,640
26...................          198,859             419,673           419,673           519,673
27...................          212,693             467,200           467,200           567,200
28...................          227,218             519,674           519,674           619,674
29...................          242,469             577,615           577,615           677,615
30...................          258,483             641,572           641,572           741,572

-------------------------

 *  In the absence of additional premium, the Policy would lapse
(1) Assumes that no policy loans have been made and no withdrawals have been made.
(2) Assumes that the planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY YOU, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                                    APPENDIX

                     EXAMPLES OF DEATH BENEFIT COMPUTATIONS
                             UNDER OPTIONS 1 AND 2

     EXAMPLES OF OPTION 1. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Loan Amount. Under Option 1, a Policy with a $100,000 Specified Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Specified Amount and a Policy Value of $60,000 will provide Death Benefit of $150,000 ($60,000 X 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 X 250%); a Policy Value of $100,000 will provide a Death Benefit of $250,000 ($100,000 X 250%).

     Similarly, as long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $50,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $125,000 to $100,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Specified Amount, the Death Benefit will equal the current Specified Amount of the Policy.

     The applicable Policy Value percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the Policy Value percentage would be 185%. The Death Benefit would not exceed the $100,000 Specified Amount unless the Policy Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

     EXAMPLES OF OPTION 2. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Loan Amount. Under Option 2, a Policy with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death
Benefit of $120,000 ($110,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,667, the Death Benefit will be greater than the Specified Amount plus Policy Value. Each additional dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50. A Policy with a Specified Amount of $100,000 and a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 X 250%); a Policy Value of $120,000 will provide a Death Benefit of $300,000 ($120,000 X 250%).

     Similarly, any time Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Specified Amount plus the Policy Value, then the Death Benefit will be the current Specified Amount plus the Policy Value.

     The applicable Policy Value percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Policy Value percentage would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

                       TABLE OF POLICY VALUE PERCENTAGES

ATTAINED               ATTAINED                ATTAINED                ATTAINED
  AGE     PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE
--------  ----------   --------   ----------   --------   ----------   --------   ----------
  0-40       250%         50         185%         60         130%         70         115%
   41        243%         51         178%         61         128%         71         113%
   42        236%         52         171%         62         126%         72         111%
   43        229%         53         164%         63         124%         73         109%
   44        222%         54         157%         64         122%         74         107%
   45        215%         55         150%         65         120%       75-90        105%
   46        209%         56         146%         66         119%         91         104%
   47        203%         57         142%         67         118%         92         103%
   48        197%         58         138%         68         117%         93         102%
   49        191%         59         134%         69         116%         94         101%

                                       A-2